UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED

MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number: 811-08188

ALLIANCEBERNSTEIN HIGH INCOME FUND, INC.

(Exact name of registrant as specified in charter)

1345 Avenue of the Americas, New York, New York 10105

(Address of principal executive offices) (Zip code)

Joseph J. Mantineo

AllianceBernstein L.P.

1345 Avenue of the Americas

New York, New York 10105

(Name and address of agent for service)

Registrant’s telephone number, including area code: (800) 221-5672

Date of fiscal year end: October 31, 2013

Date of reporting period: October 31, 2013

ITEM 1. REPORTS TO STOCKHOLDERS.

ANNUAL REPORT

AllianceBernstein

High Income Fund

October 31, 2013

Annual Report

Investment Products Offered

• Are Not FDIC Insured • May Lose Value • Are Not Bank Guaranteed

Investors should consider the investment objectives, risks, charges and expenses of the Fund carefully before investing. For copies of our prospectus or summary prospectus, which contain this and other information, visit us online at www.alliancebernstein.com or contact your AllianceBernstein Investments representative. Please read the prospectus and/or summary prospectus carefully before investing.

This shareholder report must be preceded or accompanied by the Fund’s prospectus for individuals who are not current shareholders of the Fund.

You may obtain a description of the Fund’s proxy voting policies and procedures, and information regarding how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30, without charge. Simply visit AllianceBernstein’s website at www.alliancebernstein.com, or go to the Securities and Exchange Commission’s (the “Commission”) website at www.sec.gov, or call AllianceBernstein at (800) 227-4618.

The Fund files its complete schedule of portfolio holdings with the Commission for the first and third quarters of each fiscal year on Form N-Q. The Fund’s Forms N-Q are available on the Commission’s website at www.sec.gov. The Fund’s Forms N-Q may also be reviewed and copied at the Commission’s Public Reference Room in Washington, DC; information on the operation of the Public Reference Room may be obtained by calling (800) SEC-0330. AllianceBernstein publishes full portfolio holdings for the Fund monthly at www.alliancebernstein.com.

AllianceBernstein Investments, Inc. (ABI) is the distributor of the AllianceBernstein family of mutual funds. ABI is a member of FINRA and is an affiliate of AllianceBernstein L.P., the manager of the funds.

AllianceBernstein® and the AB Logo are registered trademarks and service marks used by permission of the owner, AllianceBernstein L.P.

December 12, 2013

Annual Report

This report provides management’s discussion of fund performance for AllianceBernstein High Income Fund (the “Fund”) for the annual reporting period ended October 31, 2013.

Investment Objectives and Policies

The Fund’s investment objective is to seek to maximize total returns from price appreciation and income.

The Fund pursues income opportunities from government, corporate, emerging market and high-yield sources. It has the flexibility to invest in a broad range of fixed-income securities in both developed and emerging market countries. The Fund’s investments may include U.S. and non-U.S. corporate debt securities and sovereign debt securities. The Fund may invest, without limitation, in either U.S. dollar-denominated or non-U.S. dollar-denominated fixed-income securities.

The Fund may invest in debt securities with a range of maturities from short- to long-term. Substantially all of the Fund’s assets may be invested in lower-rated securities, which may include securities having the lowest rating for non-subordinated debt instruments (i.e., rated C by Moody’s Investors Service or CCC+ or lower by Standard & Poor’s Ratings Services and Fitch Ratings) and unrated securities of equivalent investment quality. The Fund also may invest in investment-grade securities and unrated securities.

The Fund may invest in mortgage-related and other asset-backed securities, loan participations, inflation-protected securities, structured securities, variable, floating, and inverse floating rate instruments and preferred stock, and may use other investment techniques. The Fund may also make short sales of securities or maintain a short position. The Fund may use borrowings or other leverage for investment purposes. The Fund intends, among other things, to enter into transactions such as reverse repurchase agreements and dollar rolls. The Fund may invest, without limit, in derivatives, such as options, futures, forwards or swap agreements.

Investment Results

The table on page 6 shows the Fund’s performance compared with its blended benchmark, which is composed of equal weightings of the J.P. Morgan Emerging Markets Bond Index Global (“JPM EMBI Global”), the J.P. Morgan Government Bond Index-Emerging Markets (“JPM GBI-EM”) (local currency-denominated) and the Barclays U.S. Corporate High Yield (“HY”) 2% Issuer Capped Index for the six- and 12-month periods ended October 31, 2013. Individual performance for each of these indices is also included for both time periods. The Fund is also compared to its broad-based benchmark, the JPM EMBI Global, which tracks total returns for U.S. dollar-denominated debt instruments issued by emerging market sovereign and quasi-sovereign entities.

All share classes of the Fund outperformed the blended benchmark for both periods, primarily due to an overweight to high-yield positions, which outperformed, and an underweight to

ALLIANCEBERNSTEIN HIGH INCOME FUND •	1

both U.S. dollar-denominated and local emerging market debt, which underperformed. Security selection within the Fund’s high-yield exposure, specifically the consumer cyclicals, financials and technology sectors, contributed positively for both periods. Security selection in non-cyclicals was also a contributor for the 12-month period. For both periods, an allocation to investment-grade and emerging market corporates, as well as high-yield bank loans, was additive; for the 12-month period, non-agency mortgage exposure also contributed. Currency exposure, particularly a long position in the Australian dollar, South African rand and Mexican peso, contributed, as well as a short position in the Japanese yen. An underweight position in the Hungarian forint and Polish zloty detracted.

The Fund utilized derivatives including Treasury futures and interest rate swaps to manage overall yield curve positioning; for both periods, an underweight to the long end of the U.S. yield curve, where interest rates rose most, benefited performance. Currency forwards were utilized to manage overall currency exposure. Purchased options and purchased swaptions were utilized for hedging purposes, which detracted from returns during both periods; written options and written swaptions were utilized for hedging purposes and credit default swaps for investment purposes, which added to returns during both periods.

Market Review and Investment Strategy

The policy direction of the U.S. Federal Reserve (the “Fed”) continued to be a primary driver of market behavior during the 12-month period ended October 31, 2013. After a positive start, capital markets stumbled in the second quarter. After initially setting cyclical highs, equities lost ground and yields on U.S. Treasuries rose in response to signals by the Fed that it would soon temper its aggressive bond-buying program. The Fed-induced selloff prompted outflows from fixed-income mutual funds, both in the U.S. and around the world, reinforcing volatility.

Fixed-income markets rallied at the end of the period however, buoyed by the Fed’s announcement that its aggressive reflationary policies would be delayed, possibly into next year. This defied market expectations, as the conventional wisdom was that the Fed was prepared to begin scaling back its massive bond-purchasing program. Resolution of the debt ceiling debate in the U.S., at least in the short term, also sparked a relief rally.

Non-government securities generally outperformed governments during the period, with high-yield corporates providing positive returns. High yield continued to be supported by positive fundamentals (leverage, earnings and revenue), low default rates and investors reaching for yield. Fundamentals within financials remained favorable, as firms continued to deleverage. Companies in the industrial space, however, continued to exhibit mid- to late-cycle behavior with rising industrial leverage.

Within emerging markets, U.S. dollar-denominated debt declined during the 12-month period, while local emerging

2	• ALLIANCEBERNSTEIN HIGH INCOME FUND

market debt posted weak positive returns versus high yield. Adverse political developments, a decline in emerging market growth and the specter of rising rates all had a negative impact. Yet, in the view of the Global Fixed Income Investment Team and Global Credit Investment Team (collectively, the “Teams”), re-pricing of emerging market debt has created opportunities within the sector, as U.S. dollar-denominated sovereign valuations look more attractive. The Teams remain cautious of higher-volatility issuers and anticipate greater differentiation between those countries that have successfully implemented reforms (e.g., Mexico) and those that have not (e.g., Venezuela). U.S. dollar-denominated corporate debt remains attractive to the Teams, which continue to find value across various sectors within the emerging corporate market.

ALLIANCEBERNSTEIN HIGH INCOME FUND •	3

DISCLOSURES AND RISKS

Benchmark Disclosure

The unmanaged JPM® EMBI Global, the JPM® GBI-EM and the Barclays U.S. Corporate HY 2% Issuer Capped Index do not reflect fees and expenses associated with the active management of a mutual fund portfolio. The unmanaged JPM EMBI Global (market-capitalization weighted) represents the performance of U.S. dollar-denominated Brady bonds, Eurobonds, and trade loans issued by sovereign and quasi-sovereign entities. The JPM GBI-EM represents the performance of local currency government bonds issued by emerging markets. The Barclays U.S. Corporate HY 2% Issuer Capped Index is the 2% Issuer Capped component of the U.S. Corporate HY Index. The Barclays U.S. Corporate HY Index represents the performance of fixed-income securities having a maximum quality rating of Ba1, a minimum amount outstanding of $150 million and at least one year to maturity. An investor cannot invest directly in an index or average, and their results are not indicative of the performance for any specific investment, including the Fund.

A Word About Risk

Market Risk: The value of the Fund’s assets will fluctuate as the stock or bond market fluctuates. The value of its investments may decline, sometimes rapidly and unpredictably, simply because of economic changes or other events that affect large portions of the market.

Interest Rate Risk: Changes in interest rates will affect the value of investments in fixed-income securities. When interest rates rise, the value of investments in fixed-income securities tends to fall and this decrease in value may not be offset by higher income from new investments. Interest rate risk is generally greater for fixed-income securities with longer maturities or durations.

Duration Risk: Duration is a measure that relates the expected price volatility of a fixed-income security to changes in interest rates. The duration of a fixed-income security may be shorter than or equal to full maturity of a fixed-income security. Fixed-income securities with longer durations have more risk and will decrease in price as interest rates rise. For example, a fixed-income security with a duration of three years will decrease in value by approximately 3% if interest rates increase by 1%.

Credit Risk: An issuer or guarantor of a fixed-income security, or the counterparty to a derivatives or other contract, may be unable or unwilling to make timely payments of interest or principal, or to otherwise honor its obligations. The issuer or guarantor may default causing a loss of the full principal amount of a security. The degree of risk for a particular security may be reflected in its credit rating. There is the possibility that the credit rating of a fixed-income security may be downgraded after purchase, which may adversely affect the value of the security.

Below Investment Grade Securities: Investments in fixed-income securities with lower ratings (commonly known as “junk bonds”) tend to have a higher probability that an issuer will default or fail to meet its payment obligations. These securities may be subject to greater price volatility due to such factors as specific corporate developments, interest rate sensitivity, negative perceptions of the junk bond market generally and less secondary market liquidity.

Inflation Risk: This is the risk that the value of assets or income from investments will be less in the future as inflation decreases the value of money. As inflation increases, the value of the Fund’s assets can decline as can the value of the Fund’s distributions. This risk is significantly greater if the Fund invests a significant portion of its assets in fixed-income securities with longer maturities.

Foreign (Non-U.S.) Risk: Investments in securities of non-U.S. issuers may involve more risk than those of U.S. issuers. These securities may fluctuate more widely in price and may be less liquid due to adverse market, economic, political, regulatory or other factors.

(Disclosures, Risks and Note about Historical Performance continued on next page)

4	• ALLIANCEBERNSTEIN HIGH INCOME FUND

Disclosures and Risks

DISCLOSURES AND RISKS

(continued from previous page)

Emerging Market Risk: Investments in emerging market countries may have more risk because the markets are less developed and less liquid as well as being subject to increased economic, political, regulatory or other uncertainties.

Currency Risk: Fluctuations in currency exchange rates may negatively affect the value of the Fund’s investments or reduce its returns.

Leverage Risk: To the extent the Fund uses leveraging techniques, its net asset value (“NAV”) may be more volatile because leverage tends to exaggerate the effect of changes in interest rates and any increase or decrease in the value of the Fund’s investments.

Derivatives Risk: Investments in derivatives may be illiquid, difficult to price, and leveraged so that small changes may produce disproportionate losses for the Fund, and may be subject to counterparty risk to a greater degree than more traditional investments.

Management Risk: The Fund is subject to management risk because it is an actively managed investment fund. The Adviser will apply its investment techniques and risk analyses in making investment decisions, but there is no guarantee that its techniques will produce the intended results.

The Fund may invest in mortgage-backed and/or other asset-backed securities, including securities backed by mortgages and assets with an international or emerging markets origination and securities backed by non-performing loans at the time of investment. Investments in mortgage-backed and other asset-backed securities are subject to certain additional risks. The value of these securities may be particularly sensitive to changes in interest rates. These risks include “extension risk”, which is the risk that, in periods of rising interest rates, issuers may delay the payment of principal, and “prepayment risk”, which is the risk that, in periods of falling interest rates, issuers may pay principal sooner than expected, exposing the Fund to a lower rate of return upon reinvestment of principal. Mortgage-backed securities offered by nongovernmental issuers and other asset-backed securities may be subject to other risks, such as higher rates of default in the mortgages or assets backing the securities or risks associated with the nature and servicing of mortgages or assets backing the securities.

These risks are fully discussed in the Fund’s prospectus.

An Important Note About Historical Performance

The investment return and principal value of an investment in the Fund will fluctuate, so that shares, when redeemed, may be worth more or less than their original cost. Performance shown on the following pages represents past performance and does not guarantee future results. Current performance may be lower or higher than the performance information shown. You may obtain performance information current to the most recent month-end by visiting www.alliancebernstein.com.

All fees and expenses related to the operation of the Fund have been deducted. NAV returns do not reflect sales charges; if sales charges were reflected, the Fund’s quoted performance would be lower. SEC returns reflect the applicable sales charges for each share class: a 4.25% maximum front-end sales charge for Class A shares; the applicable contingent deferred sales charge for Class B shares (3% year 1, 2% year 2, 1% year 3); a 1% 1-year contingent deferred sales charge for Class C shares. Returns for the different share classes will vary due to different expenses associated with each class. Performance assumes reinvestment of distributions and does not account for taxes.

ALLIANCEBERNSTEIN HIGH INCOME FUND •	5

Disclosures and Risks

HISTORICAL PERFORMANCE

THE FUND VS. ITS BENCHMARK PERIODS ENDED OCTOBER 31, 2013 (unaudited)	NAV Returns
	6 Months	12 Months
AllianceBernstein High Income Fund
Class A	0.46%	8.78%

Class B*	0.10%	8.06%

Class C	0.11%	8.04%

Advisor Class†	0.72%	9.23%

Class R†	0.31%	8.42%

Class K†	0.59%	8.93%

Class I†	0.67%	9.30%

Blended benchmark: 33% JPM EMBI Global/33% JPM GBI-EM/33% Barclays U.S. Corporate HY 2% Issuer Capped Index	-3.67%	2.58%

JPM EMBI Global	-5.40%	-2.58%

JPM GBI-EM	-7.08%	1.53%

Barclays U.S. Corporate HY 2% Issuer Capped Index	1.50%	8.86%

*    Effective January 31, 2009, Class B shares are no longer available for sale to new investors. Please see Note A for additional information.

†     Please note that these share classes are for investors purchasing shares through accounts established under certain fee-based programs sponsored and maintained by certain broker-dealers and financial intermediaries, institutional pension plans and/or investment advisory clients of, and certain other persons associated with, the Adviser and its affiliates or the Fund.

See Disclosures, Risks and Note about Historical Performance on pages 4-5.

(Historical Performance continued on next page)

6	• ALLIANCEBERNSTEIN HIGH INCOME FUND

Historical Performance

HISTORICAL PERFORMANCE

(continued from previous page)

GROWTH OF A $10,000 INVESTMENT IN THE FUND

10/31/03 TO 10/31/13 (unaudited)

This chart illustrates the total value of an assumed $10,000 investment in AllianceBernstein High Income Fund Class A shares (from 10/31/03 to 10/31/13) as compared to the performance of the Fund’s blended benchmark. The chart reflects the deduction of the maximum 4.25% sales charge from the initial $10,000 investment in the Fund and assumes the reinvestment of dividends and capital gains distributions.

See Disclosures, Risks and Note about Historical Performance on pages 4-5.

(Historical Performance continued on next page)

ALLIANCEBERNSTEIN HIGH INCOME FUND •	7

Historical Performance

HISTORICAL PERFORMANCE

(continued from previous page)

AVERAGE ANNUAL RETURNS AS OF OCTOBER 31, 2013 (unaudited)
	NAV Returns	SEC Returns (reflects applicable sales charges)	SEC Yields*

Class A Shares			5.26%
1 Year	8.78%	4.12%
5 Years	19.48%	18.44%
10 Years	10.65%	10.17%

Class B Shares			4.75%
1 Year	8.06%	5.06%
5 Years	18.61%	18.61%
10 Years(a)	10.13%	10.13%

Class C Shares			4.73%
1 Year	8.04%	7.04%
5 Years	18.53%	18.53%
10 Years	9.79%	9.79%

Advisor Class Shares†			5.77%
1 Year	9.23%	9.23%
5 Years	19.86%	19.86%
Since Inception‡	10.88%	10.88%

Class R Shares†			5.20%
1 Year	8.42%	8.42%
5 Years	19.19%	19.19%
Since Inception‡	10.25%	10.25%

Class K Shares†			5.50%
1 Year	8.93%	8.93%
5 Years	19.56%	19.56%
Since Inception‡	10.59%	10.59%

Class I Shares†			5.92%
1 Year	9.30%	9.30%
5 Years	19.93%	19.93%
Since Inception‡	10.91%	10.91%

The Fund’s current prospectus fee table shows the Fund’s total annual operating expense ratios as 0.91%, 1.64%, 1.61%, 0.60%, 1.26%, 0.93% and 0.56% for Class A, Class B, Class C, Advisor, Class R, Class K and Class I shares, respectively. The Financial Highlights section of this report sets forth expense ratio data for the current reporting period; the expense ratios shown above may differ from the expense ratios in the Financial Highlights sections since they are based on different time periods.

*	SEC yields are calculated based on SEC guidelines for the 30-day period ended October 31, 2013.

(a)	Assumes conversion of Class B shares into Class A shares after six years.

†	These share classes are offered at NAV to eligible investors and their SEC returns are the same as their NAV returns. Please note that these share classes are for investors purchasing shares through accounts established under certain fee-based programs sponsored and maintained by certain broker-dealers and financial intermediaries, institutional pension plans and/or investment advisory clients of and certain other persons associated with, the Adviser and its affiliates or the Fund. The inception date for these share classes is listed below.

‡	Inception date: 1/28/2008.

See Disclosures, Risks and Note about Historical Performance on pages 4-5.

(Historical Performance continued on next page)

8	• ALLIANCEBERNSTEIN HIGH INCOME FUND

Historical Performance

HISTORICAL PERFORMANCE

(continued from previous page)

SEC AVERAGE ANNUAL RETURNS AS OF THE MOST RECENT CALENDAR QUARTER-END SEPTEMBER 30, 2013 (unaudited)
SEC Returns (reflects applicable sales charges)

Class A Shares
1 Year	3.02%
5 Years	13.26%
10 Years	10.09%

Class B Shares
1 Year	3.74%
5 Years	13.37%
10 Years(a)	10.03%

Class C Shares
1 Year	5.60%
5 Years	13.34%
10 Years	9.70%

Advisor Class Shares†
1 Year	7.87%
5 Years	14.59%
Since Inception‡	10.59%

Class R Shares†
1 Year	7.07%
5 Years	13.95%
Since Inception‡	9.96%

Class K Shares†
1 Year	7.45%
5 Years	14.30%
Since Inception‡	10.30%

Class I Shares†
1 Year	7.83%
5 Years	14.62%
Since Inception‡	10.62%

(a)	Assumes conversion of Class B shares into Class A shares after six years.

†	Please note that these share classes are for investors purchasing shares through accounts established under certain fee-based programs sponsored and maintained by certain broker-dealers and financial intermediaries, institutional pension plans and/or investment advisory clients of, and certain other persons associated with, the Adviser and its affiliates or the Fund. The inception date for these share classes is listed below.

‡	Inception date: 1/28/2008.

See Disclosures, Risks and Note about Historical Performance on pages 4-5.

ALLIANCEBERNSTEIN HIGH INCOME FUND •	9

Historical Performance

EXPENSE EXAMPLE

(unaudited)

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments, contingent deferred sales charges on redemptions and (2) ongoing costs, including management fees; distribution (12b-1) fees; and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period as indicated below.

Actual Expenses

The first line of the table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line of the table below provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed annual rate of return of 5% before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds by comparing this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds.

	Beginning Account Value May 1, 2013	Ending Account Value October 31, 2013	Expenses Paid During Period*	Annualized Expense Ratio*
Class A
Actual	$1,000	$1,004.60	$4.70	0.93%
Hypothetical**	$1,000	$1,020.52	$4.74	0.93%
Class B
Actual	$1,000	$1,001.00	$8.27	1.64%
Hypothetical**	$1,000	$1,016.94	$8.34	1.64%
Class C
Actual	$1,000	$1,001.10	$8.22	1.63%
Hypothetical**	$1,000	$1,016.99	$8.29	1.63%
Advisor Class
Actual	$1,000	$1,007.20	$3.19	0.63%
Hypothetical**	$1,000	$1,022.03	$3.21	0.63%
Class R
Actual	$1,000	$1,003.10	$6.31	1.25%
Hypothetical**	$1,000	$1,018.90	$6.36	1.25%
Class K
Actual	$1,000	$1,005.90	$4.55	0.90%
Hypothetical**	$1,000	$1,020.67	$4.58	0.90%
Class I
Actual	$1,000	$1,006.70	$2.73	0.54%
Hypothetical**	$1,000	$1,022.48	$2.75	0.54%

10	• ALLIANCEBERNSTEIN HIGH INCOME FUND

Expense Example

	Beginning Account Value May 1, 2013	Ending Account Value October 31, 2013	Expenses Paid During Period*		Annualized Expense Ratio*
Class Z
Actual	$1,000	$1,015.90	$0.26	***	0.56	%***
Hypothetical**	$1,000	$1,022.38	$2.85	***	0.56	%***
*	Expenses are equal to the classes’ annualized expense ratios respectively, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period).

**	Assumes 5% annual return before expenses.

***	Actual expenses paid are based on the period from October 15, 2013 (commencement of distribution) and are equal to the Class’s annualized expense ratio, multiplied by 17/365 (to reflect the since inception period). Hypothetical expenses are equal to the Class’s annualized ratio, multiplied by the average account value of the period, multiplied by 184/365 (to reflect the one-half year period).

ALLIANCEBERNSTEIN HIGH INCOME FUND •	11

Expense Example

PORTFOLIO SUMMARY

October 31, 2013 (unaudited)

PORTFOLIO STATISTICS

Net Assets ($mil): $5,956.8

*	All data are as of October 31, 2013. The Fund’s security type breakdown is expressed as a percentage of total investments and may vary over time. The Fund also enters into derivative transactions, which may be used for hedging or investment purposes (see “Portfolio of Investments” section of the report for additional details). “Other” securities type weightings represents 0.6% or less in the following security types: Asset-Backed Securities, Common Stocks, Governments – Sovereign Bonds, Local Governments -Regional Bonds, Options Purchased – Puts, and Warrants.

12	• ALLIANCEBERNSTEIN HIGH INCOME FUND

Portfolio Summary

PORTFOLIO SUMMARY

October 31, 2013 (unaudited)

*	All data are as of October 31, 2013. The Fund’s country breakdown is expressed as a percentage of total investments and may vary over time. The Fund also enters into derivative transactions, which may be used for hedging or investment purposes (see “Portfolio of Investments” section of the report for additional details). “Other” country weightings represent 0.6% or less in the following countries: Australia, Austria, Bahrain, Barbados, Belgium, Bermuda, Cayman Islands, Chile, China, Colombia, Costa Rica, Croatia, Denmark, El Salvador, Gabon, Ghana, Greece, Hong Kong, Hungary, India, Indonesia, Ireland, Italy, Ivory Coast, Jamaica, Japan, Kazakhstan, Macau, Mexico, Nigeria, Norway, Peru, Philippines, Portugal, Serbia, Singapore, Spain, Sweden, Turkey, United Arab Emirates, Venezuela and Virgin Islands (BVI).

ALLIANCEBERNSTEIN HIGH INCOME FUND •	13

Portfolio Summary

PORTFOLIO OF INVESTMENTS

October 31, 2013

		Principal Amount (000)	U.S. $ Value

CORPORATES – NON-INVESTMENT GRADES – 60.3%
Industrial – 51.1%
Basic – 4.8%
Ainsworth Lumber Co., Ltd. 7.50%, 12/15/17(a)	U.S.$	1,857	$2,007,881
AK Steel Corp. 7.625%, 5/15/20(b)		3,535	3,163,825
8.75%, 12/01/18		3,402	3,742,200
Aleris International, Inc. 7.625%, 2/15/18		5,443	5,769,580
7.875%, 11/01/20		6,095	6,460,700
ArcelorMittal 6.00%, 3/01/21(b)		575	603,031
6.75%, 2/25/22(b)		7,500	8,156,250
7.50%, 10/15/39		3,118	3,079,025
9.50%, 2/15/15(c)		730	800,226
ArcelorMittal USA LLC 6.50%, 4/15/14		1,565	1,593,483
Arch Coal, Inc. 7.00%, 6/15/19(b)		3,500	2,712,500
7.25%, 6/15/21(b)		4,402	3,356,525
Ashland, Inc. 4.75%, 8/15/22		1,800	1,728,000
Axiall Corp. 4.875%, 5/15/23(a)		2,433	2,332,639
Calcipar SA 6.875%, 5/01/18(a)		1,301	1,366,050
Celanese US Holdings LLC 4.625%, 11/15/22		2,500	2,456,250
6.625%, 10/15/18		644	694,715
Commercial Metals Co. 4.875%, 5/15/23		6,444	6,121,800
6.50%, 7/15/17		3,844	4,247,620
7.35%, 8/15/18		2,644	3,014,160
Consol Energy, Inc. 8.00%, 4/01/17		2,000	2,120,000
8.25%, 4/01/20		3,000	3,281,250
Eagle Spinco, Inc. 4.625%, 2/15/21(a)		584	565,020
GrafTech International Ltd. 6.375%, 11/15/20		4,224	4,276,800
Hexion US Finance Corp. 6.625%, 4/15/20		3,753	3,809,295
Huntsman International LLC 8.625%, 3/15/21		3,900	4,377,750
Ineos Finance PLC 8.375%, 2/15/19(a)		3,500	3,902,500

14	• ALLIANCEBERNSTEIN HIGH INCOME FUND

Portfolio of Investments

		Principal Amount (000)	U.S. $ Value

James River Coal Co. 7.875%, 4/01/19	U.S.$	600	$198,000
JMC Steel Group, Inc. 8.25%, 3/15/18(a)		2,760	2,742,750
Kerling PLC 10.625%, 2/01/17(a)(b)	EUR	5,635	8,148,231
10.625%, 2/01/17(a)		1,000	1,446,004
Magnetation LLC/Mag Finance Corp. 11.00%, 5/15/18(a)	U.S.$	23,308	24,007,240
Molycorp, Inc. 3.25%, 6/15/16(b)		3,862	2,775,813
10.00%, 6/01/20(b)		8,425	8,340,750
Momentive Performance Materials, Inc. 8.875%, 10/15/20		14,192	15,008,040
NOVA Chemicals Corp. 5.25%, 8/01/23(a)		2,741	2,795,820
8.625%, 11/01/19		2,383	2,633,215
Novelis, Inc./GA 8.75%, 12/15/20		7,000	7,787,500
Orion Engineered Carbons Bondco GmbH 9.625%, 6/15/18(a)		2,183	2,417,673
Peabody Energy Corp. 6.00%, 11/15/18		1,625	1,714,375
6.25%, 11/15/21(b)		7,901	8,157,782
7.875%, 11/01/26		50	51,500
PetroLogistics LP/PetroLogistics Finance Corp. 6.25%, 4/01/20(a)		4,780	4,780,000
Polymer Group, Inc. 7.75%, 2/01/19		9,800	10,461,500
Polypore International, Inc. 7.50%, 11/15/17		1,635	1,729,013
PQ Corp. 8.75%, 5/01/18(a)		8,961	9,722,685
Rain CII Carbon LLC/CII Carbon Corp. 8.00%, 12/01/18(a)		1,910	1,962,525
8.25%, 1/15/21(a)		1,333	1,376,323
Ryerson, Inc./Joseph T Ryerson & Son, Inc. 9.00%, 10/15/17		10,320	10,784,400
11.25%, 10/15/18		5,417	5,660,765
Smurfit Kappa Acquisitions 4.125%, 1/30/20(a)	EUR	3,900	5,387,891
SPCM SA 5.50%, 6/15/20		8,130	11,861,207
6.00%, 1/15/22(a)	U.S.$	1,298	1,346,675

ALLIANCEBERNSTEIN HIGH INCOME FUND •	15

Portfolio of Investments

		Principal Amount (000)	U.S. $ Value

Steel Dynamics, Inc. 5.25%, 4/15/23(a)	U.S.$	3,955	$3,915,450
6.125%, 8/15/19		800	868,000
6.375%, 8/15/22		4,749	5,128,920
7.625%, 3/15/20		2,500	2,712,500
Thompson Creek Metals Co., Inc. 9.75%, 12/01/17		5,506	6,111,660
TPC Group, Inc. 8.75%, 12/15/20(a)		16,275	17,129,437
United States Steel Corp. 6.65%, 6/01/37		4,037	3,431,450
US Coatings Acquisition, Inc./Axalta Coating Systems Dutch Holding B BV 5.75%, 2/01/21(a)	EUR	1,202	1,668,736
7.375%, 5/01/21(a)	U.S.$	6,003	6,378,187
Verso Paper Holdings LLC/Verso Paper, Inc. 8.75%, 2/01/19(b)		1,726	552,320

			286,933,412

Capital Goods – 4.7%
American Builders & Contractors Supply Co., Inc. 5.625%, 4/15/21(a)		3,490	3,533,625
Ardagh Glass Finance PLC 8.75%, 2/01/20(a)	EUR	2,144	3,026,874
Ardagh Packaging Finance PLC 7.375%, 10/15/17(a)	U.S.$	2,350	2,526,250
9.125%, 10/15/20(a)		2,500	2,693,750
9.25%, 10/15/20(a)	EUR	1,198	1,753,312
Ardagh Packaging Finance PLC/Ardagh MP Holdings USA, Inc. 7.375%, 10/15/17(a)		5,500	8,009,028
B/E Aerospace, Inc. 5.25%, 4/01/22	U.S.$	3,698	3,799,695
6.875%, 10/01/20		2,480	2,734,200
BC Mountain LLC/BC Mountain Finance, Inc. 7.00%, 2/01/21(a)		6,659	6,742,237
Befesa Zinc SAU Via Zinc Capital SA 8.875%, 5/15/18(a)	EUR	2,000	2,919,217
Berry Plastics Corp. 9.75%, 1/15/21	U.S.$	5,000	5,875,000
Bombardier, Inc. 5.75%, 3/15/22(a)		5,800	5,814,500
6.125%, 1/15/23(a)		4,000	4,050,000
7.45%, 5/01/34(a)		1,105	1,093,950
7.75%, 3/15/20(a)		2,558	2,916,120

16	• ALLIANCEBERNSTEIN HIGH INCOME FUND

Portfolio of Investments

		Principal Amount (000)	U.S. $ Value

Building Materials Corp. of America 6.75%, 5/01/21(a)	U.S.$	3,500	$3,806,250
6.875%, 8/15/18(a)		1,540	1,640,100
7.00%, 2/15/20(a)		985	1,058,875
7.50%, 3/15/20(a)		1,898	2,045,095
Clean Harbors, Inc. 5.125%, 6/01/21		3,417	3,463,984
5.25%, 8/01/20		800	822,000
CNH America LLC 7.25%, 1/15/16		997	1,099,193
CNH Capital LLC 6.25%, 11/01/16		1,425	1,563,938
Crown Americas LLC/Crown Americas Capital Corp. IV 4.50%, 1/15/23(a)		5,055	4,739,062
Crown European Holdings SA 7.125%, 8/15/18(a)	EUR	1,295	1,877,006
Frigoglass Finance BV 8.25%, 5/15/18(a)(b)		1,362	1,991,186
GCL Holdings SCA 9.375%, 4/15/18(a)		1,174	1,722,841
GenCorp, Inc. 7.125%, 3/15/21(a)	U.S.$	2,513	2,688,910
Graphic Packaging International, Inc. 7.875%, 10/01/18		2,000	2,175,000
Griffon Corp. 7.125%, 4/01/18		1,604	1,714,275
HD Supply, Inc.
7.50%, 7/15/20(a)		4,000	4,220,000
11.50%, 7/15/20		5,038	6,077,087
HeidelbergCement Finance Luxembourg SA 8.50%, 10/31/19(a)	EUR	2,420	4,185,230
Huntington Ingalls Industries, Inc.
6.875%, 3/15/18	U.S.$	1,511	1,626,214
7.125%, 3/15/21		2,186	2,369,078
KraussMaffei Group GmbH 8.75%, 12/15/20(a)	EUR	672	1,012,773
KUKA AG 8.75%, 11/15/17(a)		1,771	2,681,294
Lafarge SA 7.125%, 7/15/36	U.S.$	2,640	2,725,800
Manitowoc Co., Inc. (The)
5.875%, 10/15/22		3,750	3,787,500
8.50%, 11/01/20		5,474	6,212,990
9.50%, 2/15/18		216	230,580
Masco Corp.
5.95%, 3/15/22		5,800	6,148,000
6.125%, 10/03/16		2,315	2,581,225

ALLIANCEBERNSTEIN HIGH INCOME FUND •	17

Portfolio of Investments

		Principal Amount (000)	U.S. $ Value

Milacron LLC/Mcron Finance Corp. 7.75%, 2/15/21(a)	U.S.$	3,458	$3,613,610
Nortek, Inc. 8.50%, 4/15/21		6,025	6,604,906
OI European Group BV 6.75%, 9/15/20(a)	EUR	1,500	2,371,446
Plastipak Holdings, Inc. 6.50%, 10/01/21(a)	U.S.$	3,726	3,875,040
Ply Gem Industries, Inc. 8.25%, 2/15/18		2,998	3,207,860
Rexam PLC 6.75%, 6/29/67(a)	EUR	2,660	3,810,254
Rexel SA
5.125%, 6/15/20(a)		2,271	3,268,457
5.25%, 6/15/20(a)	U.S.$	4,896	4,993,920
6.125%, 12/15/19(a)		2,194	2,303,700
Reynolds Group Issuer, Inc./Reynolds Group Issuer LLC/Reynolds Group Issuer Lu
7.125%, 4/15/19		712	760,060
7.875%, 8/15/19		4,653	5,141,565
8.25%, 2/15/21(c)		6,275	6,526,000
8.50%, 5/15/18(c)		4,050	4,293,000
9.00%, 4/15/19		2,638	2,822,660
9.875%, 8/15/19		6,304	6,973,800
RSI Home Products, Inc. 6.875%, 3/01/18(a)		5,195	5,454,750
Sealed Air Corp.
6.50%, 12/01/20(a)		387	420,379
6.875%, 7/15/33(a)		8,059	7,575,460
8.125%, 9/15/19(a)		3,870	4,363,425
8.375%, 9/15/21(a)		1,773	2,030,085
Sequa Corp. 7.00%, 12/15/17(a)		3,425	3,442,125
Silver II Borrower/Silver II US Holdings LLC 7.75%, 12/15/20(a)(b)		10,943	11,462,792
SRA International, Inc. 11.00%, 10/01/19		5,184	5,404,320
Summit Materials LLC/Summit Materials Finance Corp. 10.50%, 1/31/20		2,720	2,951,200
Terex Corp. 6.00%, 5/15/21		3,836	4,008,620
Textron Financial Corp. 6.00%, 2/15/67(a)		125	110,625
TransDigm, Inc.
5.50%, 10/15/20		4,415	4,448,112
7.75%, 12/15/18		6,670	7,170,250

18	• ALLIANCEBERNSTEIN HIGH INCOME FUND

Portfolio of Investments

		Principal Amount (000)	U.S. $ Value

United Rentals North America, Inc.
7.625%, 4/15/22	U.S.$	4,820	$5,398,400
8.25%, 2/01/21		4,500	5,096,250
8.375%, 9/15/20(b)		5,710	6,380,925
10.25%, 11/15/19		2,000	2,262,500
USG Corp. 6.30%, 11/15/16		1,910	2,043,700
Wienerberger AG 6.50%, 2/09/17	EUR	2,900	3,750,839

			278,094,279

Communications - Media – 6.2%
Allbritton Communications Co. 8.00%, 5/15/18	U.S.$	8,115	8,683,050
Arqiva Broadcast Finance PLC 9.50%, 3/31/20(a)	GBP	6,766	11,852,100
Cablevision Systems Corp. 8.00%, 4/15/20	U.S.$	7,827	8,883,645
CCO Holdings LLC/CCO Holdings Capital Corp.
5.75%, 1/15/24		1,474	1,396,615
6.50%, 4/30/21		690	717,600
7.25%, 10/30/17		1,250	1,321,875
Cequel Communications Holdings I LLC/Cequel Capital Corp.
5.125%, 12/15/21(a)		12,847	12,461,590
6.375%, 9/15/20(a)		5,197	5,391,887
Clear Channel Communications, Inc.
7.25%, 10/15/27		2,955	2,201,475
9.00%, 12/15/19-3/01/21		11,417	11,530,385
10.75%, 8/01/16		3,301	3,173,086
Clear Channel Worldwide Holdings, Inc.
6.50%, 11/15/22		2,230	2,319,200
Series A
7.625%, 3/15/20		885	935,888
Series B
6.50%, 11/15/22		6,270	6,583,500
7.625%, 3/15/20		7,016	7,489,580
Columbus International, Inc. 11.50%, 11/20/14(a)		16,683	17,975,932
Crown Media Holdings, Inc. 10.50%, 7/15/19		9,278	10,437,750
Cumulus Media Holdings, Inc. 7.75%, 5/01/19(b)		4,005	4,225,275
Dex Media, Inc. 14.00%, 1/29/17(d)		4,646	2,880,261
DigitalGlobe, Inc. 5.25%, 2/01/21(a)		1,534	1,484,145

ALLIANCEBERNSTEIN HIGH INCOME FUND •	19

Portfolio of Investments

		Principal Amount (000)	U.S. $ Value

DISH DBS Corp.
4.625%, 7/15/17	U.S.$	4,000	$4,160,000
5.00%, 3/15/23		7,600	7,267,500
6.75%, 6/01/21		1,500	1,623,750
7.125%, 2/01/16		1,250	1,381,250
Gannett Co., Inc. 6.375%, 10/15/23(a)		8,934	9,425,370
Hughes Satellite Systems Corp. 7.625%, 6/15/21		5,725	6,268,875
Intelsat Jackson Holdings SA
5.50%, 8/01/23(a)		10,159	9,803,435
7.25%, 10/15/20		7,625	8,273,125
7.50%, 4/01/21		1,965	2,141,850
Intelsat Luxembourg SA
7.75%, 6/01/21(a)		2,400	2,532,000
8.125%, 6/01/23(a)		2,067	2,185,853
Lamar Media Corp.
5.00%, 5/01/23		3,714	3,537,585
5.875%, 2/01/22		4,000	4,130,000
7.875%, 4/15/18		1,000	1,065,000
LIN Television Corp.
6.375%, 1/15/21		2,391	2,438,820
8.375%, 4/15/18		2,750	2,932,188
Local TV Finance LLC 9.25%, 6/15/15(a)		3,360	3,393,600
McClatchy Co. (The) 9.00%, 12/15/22		4,228	4,555,670
Mediacom Broadband LLC/Mediacom Broadband Corp. 6.375%, 4/01/23		1,000	1,012,500
Mediacom LLC/Mediacom Capital Corp.
7.25%, 2/15/22		965	1,018,075
9.125%, 8/15/19		1,800	1,962,000
New York Times Co. (The) 6.625%, 12/15/16		2,200	2,431,000
Nexstar Broadcasting, Inc. 6.875%, 11/15/20(a)		3,287	3,434,915
Norcell 1B AB 12.40%, 12/01/19(a)(d)	EUR	8,916	13,134,151
Numericable Finance & Co., SCA 12.375%, 2/15/19(a)		2,700	4,389,945
Quebecor Media, Inc. 5.75%, 1/15/23	U.S.$	2,000	1,935,000
RR Donnelley & Sons Co. 7.25%, 5/15/18		4,801	5,413,127
8.25%, 3/15/19		3,000	3,450,000
Sinclair Television Group, Inc. 5.375%, 4/01/21		7,468	7,299,970

20	• ALLIANCEBERNSTEIN HIGH INCOME FUND

Portfolio of Investments

		Principal Amount (000)	U.S. $ Value

6.125%, 10/01/22	U.S.$	9,854	$10,038,762
8.375%, 10/15/18		1,710	1,872,450
Sirius XM Radio, Inc. 4.625%, 5/15/23(a)		914	838,595
5.25%, 8/15/22(a)		6,991	7,095,865
5.875%, 10/01/20(a)		5,724	5,924,340
Technicolor SA 5.75%, 9/25/15(e)(f)	EUR	925	628
Telenet Finance III Luxembourg SCA 6.625%, 2/15/21(a)		5,000	7,230,019
Telenet Finance Luxembourg SCA 6.375%, 11/15/20(a)		2,500	3,607,610
Telenet Finance V Luxembourg SCA 6.75%, 8/15/24(a)		828	1,177,617
Townsquare Radio LLC/Townsquare Radio, Inc. 9.00%, 4/01/19(a)	U.S.$	15,223	16,288,610
Unitymedia Hessen GmbH & Co. KG/Unitymedia NRW GmbH 5.50%, 9/15/22(a)	EUR	3,000	4,134,349
5.50%, 1/15/23(a)	U.S.$	8,392	8,287,100
7.50%, 3/15/19(a)		1,029	1,116,465
7.50%, 3/15/19(a)	EUR	1,263	1,858,919
Univision Communications, Inc. 5.125%, 5/15/23(a)(b)	U.S.$	5,204	5,151,960
6.75%, 9/15/22(a)		6,128	6,679,520
6.875%, 5/15/19(a)		4,481	4,828,278
7.875%, 11/01/20(a)		3,015	3,346,650
8.50%, 5/15/21(a)		7,615	8,433,612
UPC Holding BV 6.375%, 9/15/22(a)	EUR	4,000	5,515,724
8.375%, 8/15/20(a)		3,000	4,480,575
UPCB Finance III Ltd. 6.625%, 7/01/20(a)	U.S.$	2,615	2,791,513
UPCB Finance VI Ltd. 6.875%, 1/15/22(a)		473	509,658
Valassis Communications, Inc. 6.625%, 2/01/21		1,325	1,321,688
Virgin Media Finance PLC 5.25%, 2/15/22		200	174,000
6.375%, 4/15/23(a)		4,595	4,709,875
7.00%, 4/15/23(a)	GBP	2,085	3,460,097
8.375%, 10/15/19	U.S.$	4,650	5,074,312

			370,490,184

Communications - Telecommunications – 3.0%
CenturyLink, Inc. Series V 5.625%, 4/01/20		2,500	2,540,625

ALLIANCEBERNSTEIN HIGH INCOME FUND •	21

Portfolio of Investments

		Principal Amount (000)	U.S. $ Value

Cincinnati Bell, Inc. 8.375%, 10/15/20	U.S.$	1,600	$1,704,000
8.75%, 3/15/18(b)		4,650	4,929,000
Clearwire Communications LLC/Clearwire Finance, Inc. 12.00%, 12/01/15(a)		5,640	5,848,680
Cricket Communications, Inc. 7.75%, 10/15/20		1,184	1,352,720
Crown Castle International Corp. 5.25%, 1/15/23		6,667	6,600,330
7.125%, 11/01/19		2,500	2,700,000
Data & Audio Visual Enterprises Wireless, Inc. 9.50%, 4/29/18(g)	CAD	2,500	2,285,522
eAccess Ltd. 8.25%, 4/01/18(a)	U.S.$	3,648	4,003,680
Eircom Finance Ltd. 9.25%, 5/15/20(a)(b)	EUR	2,455	3,476,607
Frontier Communications Corp. 7.125%, 1/15/23(b)	U.S.$	1,250	1,296,875
7.625%, 4/15/24		12,325	13,002,875
8.125%, 10/01/18		1,600	1,844,000
8.50%, 4/15/20(b)		1,650	1,885,125
8.75%, 4/15/22		4,270	4,878,475
9.00%, 8/15/31		1,600	1,656,000
InterXion Holding NV 6.00%, 7/15/20(a)	EUR	830	1,172,945
Level 3 Communications, Inc. 8.875%, 6/01/19	U.S.$	3,207	3,499,639
Level 3 Financing, Inc. 6.125%, 1/15/21(a)		2,690	2,737,075
7.00%, 6/01/20		7,000	7,455,000
8.625%, 7/15/20		3,465	3,924,112
9.375%, 4/01/19		4,135	4,620,862
10.00%, 2/01/18		2,200	2,351,250
MetroPCS Wireless, Inc. 6.625%, 11/15/20		5,034	5,323,455
6.625%, 4/01/23(a)		6,000	6,277,500
7.875%, 9/01/18		3,000	3,240,000
Mobile Challenger Intermediate Group SA 8.75%, 3/15/19(a)(d)	CHF	2,250	2,513,845
8.75%, 3/15/19(a)(d)	EUR	1,800	2,487,526
PAETEC Holding Corp. 9.875%, 12/01/18	U.S.$	2,675	2,996,000
SBA Communications Corp. 5.625%, 10/01/19		3,846	3,951,765

22	• ALLIANCEBERNSTEIN HIGH INCOME FUND

Portfolio of Investments

		Principal Amount (000)	U.S. $ Value

SBA Telecommunications, Inc. 5.75%, 7/15/20	U.S.$	2,174	$2,260,960
Sprint Capital Corp. 6.875%, 11/15/28		1,142	1,084,900
Sprint Communications, Inc. 6.00%, 11/15/22		5,250	5,171,250
Sprint Corp. 7.25%, 9/15/21(a)		3,321	3,578,378
7.875%, 9/15/23(a)		7,500	8,137,500
Sunrise Communications Holdings SA 8.50%, 12/31/18(a)	EUR	2,500	3,682,897
Sunrise Communications International SA 7.00%, 12/31/17(a)		800	1,149,200
T-Mobile USA, Inc. 6.542%, 4/28/20	U.S.$	967	1,025,020
6.731%, 4/28/22		607	641,144
6.836%, 4/28/23		4,673	4,941,697
tw telecom holdings, Inc. 5.375%, 10/01/22		4,964	4,951,590
6.375%, 9/01/23(a)		5,531	5,752,240
WaveDivision Escrow LLC/WaveDivision Escrow Corp. 8.125%, 9/01/20(a)		5,008	5,258,400
Wind Acquisition Finance SA 7.25%, 2/15/18(a)		2,931	3,077,550
Windstream Corp. 6.375%, 8/01/23		3,266	3,168,020
7.50%, 6/01/22-4/01/23		7,575	7,926,062
7.75%, 10/15/20-10/01/21		3,754	4,012,265
8.125%, 9/01/18		1,825	1,975,563

			180,350,124

Consumer Cyclical - Automotive – 2.3%
Accuride Corp. 9.50%, 8/01/18(b)		4,838	5,091,995
Affinia Group, Inc. 7.75%, 5/01/21(a)		8,952	9,310,080
Allison Transmission, Inc. 7.125%, 5/15/19(a)		9,699	10,450,672
American Axle & Manufacturing, Inc. 6.625%, 10/15/22		2,925	3,085,875
Banque PSA Finance SA 4.375%, 4/04/16(a)		1,500	1,550,130
Commercial Vehicle Group, Inc. 7.875%, 4/15/19		6,600	6,666,000
Cooper Tire & Rubber Co. 8.00%, 12/15/19		1,861	1,912,178

ALLIANCEBERNSTEIN HIGH INCOME FUND •	23

Portfolio of Investments

		Principal Amount (000)	U.S. $ Value

Dana Holding Corp. 5.375%, 9/15/21	U.S.$	1,198	$1,224,955
6.00%, 9/15/23		3,683	3,775,075
6.50%, 2/15/19		675	722,250
6.75%, 2/15/21		638	693,825
Delphi Corp. 5.875%, 5/15/19		1,278	1,361,070
6.125%, 5/15/21		957	1,052,700
Exide Technologies 8.625%, 2/01/18(f)		10,401	8,112,780
General Motors Financial Co., Inc. 4.25%, 5/15/23(a)		1,741	1,671,360
6.75%, 6/01/18		1,640	1,857,300
Gestamp Funding Luxembourg SA 5.875%, 5/31/20(a)	EUR	1,056	1,491,135
Goodyear Tire & Rubber Co. (The) 7.00%, 3/15/28	U.S.$	700	703,500
8.75%, 8/15/20		2,829	3,317,003
LKQ Corp. 4.75%, 5/15/23(a)		12,347	11,760,517
Meritor, Inc. 4.00%, 2/15/27(h)		900	825,188
6.75%, 6/15/21		5,325	5,378,250
8.125%, 9/15/15		2,710	2,967,450
10.625%, 3/15/18		1,500	1,620,000
Navistar International Corp. 8.25%, 11/01/21		6,098	6,227,583
Rhino Bondco S.P.A 7.25%, 11/15/20(a)	EUR	1,984	2,693,776
Schaeffler Finance BV 8.50%, 2/15/19(a)	U.S.$	6,081	6,841,125
Schaeffler Holding Finance BV 6.875%, 8/15/18(a)(d)	EUR	3,174	4,568,068
6.875%, 8/15/18(a)(d)	U.S.$	8,139	8,668,365
Servus Luxembourg Holding SCA 7.75%, 6/15/18(a)	EUR	6,204	8,775,161
Tenneco, Inc. 6.875%, 12/15/20	U.S.$	3,700	4,051,500
7.75%, 8/15/18		1,143	1,234,440
Titan International, Inc. 6.875%, 10/01/20(a)		3,665	3,756,625
UCI International, Inc. 8.625%, 2/15/19		5,127	5,280,810

			138,698,741

Consumer Cyclical - Entertainment – 0.5%
Activision Blizzard, Inc. 5.625%, 9/15/21(a)		2,747	2,843,145
6.125%, 9/15/23(a)		1,647	1,721,115

24	• ALLIANCEBERNSTEIN HIGH INCOME FUND

Portfolio of Investments

		Principal Amount (000)	U.S. $ Value

AMC Entertainment, Inc. 8.75%, 6/01/19	U.S.$	4,479	$4,820,524
9.75%, 12/01/20		2,076	2,371,830
ClubCorp Club Operations, Inc. 10.00%, 12/01/18		2,303	2,556,330
Greektown Holdings LLC 10.75%, 12/01/13(e)(i)(j)		715	– 0	–
Liberty Interactive LLC 3.75%, 2/15/30		2,357	1,420,092
NAI Entertainment Holdings/NAI Entertainment Holdings Finance Corp. 5.00%, 8/01/18(a)		1,806	1,851,150
Pinnacle Entertainment, Inc. 8.75%, 5/15/20		271	299,455
Regal Entertainment Group
5.75%, 6/15/23(b)		5,454	5,385,825
5.75%, 2/01/25		2,240	2,133,600
9.125%, 8/15/18		3,371	3,708,100

			29,111,166

Consumer Cyclical - Other – 2.5%
Beazer Homes USA, Inc. 7.50%, 9/15/21(a)		3,353	3,327,852
Boyd Gaming Corp. 9.00%, 7/01/20		4,320	4,654,800
9.125%, 12/01/18		4,500	4,893,750
Caesars Entertainment Operating Co., Inc. 10.00%, 12/15/18		1,935	972,338
11.25%, 6/01/17		1,350	1,346,625
Chester Downs & Marina LLC/Chester Downs Finance Corp. 9.25%, 2/01/20(a)(b)		3,222	3,270,330
Choice Hotels International, Inc. 5.75%, 7/01/22		517	544,143
CityCenter Holdings LLC/CityCenter Finance Corp. 7.625%, 1/15/16		8,086	8,502,429
DR Horton, Inc. 4.75%, 5/15/17		2,000	2,115,000
6.50%, 4/15/16		1,000	1,102,500
Isle of Capri Casinos, Inc. 7.75%, 3/15/19		2,950	3,163,875
8.875%, 6/15/20		7,196	7,663,740
K Hovnanian Enterprises, Inc. 7.25%, 10/15/20(a)		4,479	4,770,135
KB Home 7.00%, 12/15/21		1,000	1,030,000
7.25%, 6/15/18		1,000	1,090,000

ALLIANCEBERNSTEIN HIGH INCOME FUND •	25

Portfolio of Investments

		Principal Amount (000)	U.S. $ Value

7.50%, 9/15/22	U.S.$	1,266	$1,326,135
9.10%, 9/15/17		2,300	2,679,500
Lennar Corp. 6.95%, 6/01/18		2,780	3,106,650
Series B 6.50%, 4/15/16		3,200	3,504,000
Levi Strauss & Co. 6.875%, 5/01/22		1,092	1,184,820
M/I Homes, Inc. 8.625%, 11/15/18		5,325	5,777,625
Marina District Finance Co., Inc. 9.50%, 10/15/15(b)		2,700	2,831,625
9.875%, 8/15/18(b)		5,220	5,676,750
MCE Finance Ltd. 5.00%, 2/15/21(a)		5,342	5,275,225
Meritage Homes Corp. 7.00%, 4/01/22		2,749	2,913,940
7.15%, 4/15/20		2,500	2,718,750
MGM Resorts International 6.625%, 7/15/15		2,000	2,155,000
7.625%, 1/15/17		4,965	5,647,687
New Cotai LLC/New Cotai Capital Corp. 10.625%, 5/01/19(a)(d)		4,250	4,292,500
PulteGroup, Inc. 7.875%, 6/15/32		2,600	2,652,000
PVH Corp. 7.375%, 5/15/20		2,340	2,562,300
Royal Caribbean Cruises Ltd. 5.25%, 11/15/22		3,744	3,744,000
7.25%, 3/15/18		1,000	1,145,000
7.50%, 10/15/27		3,000	3,210,000
Ryland Group, Inc. (The) 6.625%, 5/01/20		4,500	4,758,750
Shea Homes LP/Shea Homes Funding Corp. 8.625%, 5/15/19		6,386	7,072,495
Standard Pacific Corp. 8.375%, 5/15/18		3,250	3,770,000
10.75%, 9/15/16		1,667	2,017,070
Taylor Morrison Communities, Inc./Monarch Communities, Inc. 7.75%, 4/15/20(a)		4,004	4,424,420
Toll Brothers Finance Corp. 5.15%, 5/15/15		1,900	1,995,000
Wolverine World Wide, Inc. 6.125%, 10/15/20		1,999	2,128,935
Wynn Las Vegas LLC/Wynn Las Vegas Capital Corp. 7.75%, 8/15/20		8,590	9,685,225

			146,702,919

26	• ALLIANCEBERNSTEIN HIGH INCOME FUND

Portfolio of Investments

		Principal Amount (000)	U.S. $ Value

Consumer Cyclical - Restaurants – 0.1%
Burger King Corp. 9.875%, 10/15/18	U.S.$	4,666	$5,231,752

Consumer Cyclical - Retailers – 1.9%
Asbury Automotive Group, Inc. 8.375%, 11/15/20		1,555	1,729,938
AutoNation, Inc. 6.75%, 4/15/18		349	401,350
Brighthouse Group PLC 7.875%, 5/15/18(a)	GBP	5,930	9,755,374
Burlington Coat Factory Warehouse Corp. 10.00%, 2/15/19	U.S.$	5,401	6,049,120
Burlington Holdings LLC/Burlington Holding Finance, Inc. 9.00%, 2/15/18(a)(d)		1,615	1,657,394
Cash America International, Inc. 5.75%, 5/15/18(a)		6,566	6,270,530
Chinos Intermediate Holdings A, Inc. 7.75%, 5/01/19(a)(d)		3,332	3,352,825
CST Brands, Inc. 5.00%, 5/01/23(a)		1,008	975,240
Dufry Finance SCA 5.50%, 10/15/20(a)		5,274	5,348,052
Gymboree Corp. (The) 9.125%, 12/01/18		9,300	8,997,750
J Crew Group, Inc. 8.125%, 3/01/19		6,994	7,387,412
JC Penney Corp., Inc.
6.375%, 10/15/36		2,300	1,541,000
7.40%, 4/01/37		4,492	3,054,560
L Brands, Inc. 5.25%, 11/01/14		3,194	3,313,775
5.625%, 2/15/22		1,967	2,026,010
6.625%, 4/01/21		1,000	1,100,000
6.90%, 7/15/17		2,401	2,743,143
Michaels Stores, Inc. 7.75%, 11/01/18		9,270	10,000,012
11.375%, 11/01/16		651	667,282
Murphy Oil USA, Inc. 6.00%, 8/15/23(a)		3,166	3,213,490
Phones4u Finance PLC 9.50%, 4/01/18(a)	GBP	4,000	6,790,720
Rite Aid Corp. 8.00%, 8/15/20	U.S.$	2,300	2,578,875
10.25%, 10/15/19		3,074	3,454,407

ALLIANCEBERNSTEIN HIGH INCOME FUND •	27

Portfolio of Investments

		Principal Amount (000)	U.S. $ Value

Sally Holdings LLC/Sally Capital, Inc. 5.75%, 6/01/22	U.S.$	6,406	$6,646,225
Sonic Automotive, Inc. 5.00%, 5/15/23		8,953	8,326,290
Toys R US – Delaware, Inc. 7.375%, 9/01/16(a)(b)		3,312	3,212,640
William Carter Co. (The) 5.25%, 8/15/21(a)		2,468	2,505,020

			113,098,434

Consumer Non-Cyclical – 8.6%
ACCO Brands Corp. 6.75%, 4/30/20		5,322	5,348,610
Agrokor DD 8.875%, 2/01/20(a)		1,796	1,949,389
9.875%, 5/01/19(a)	EUR	3,747	5,748,863
Air Medical Group Holdings, Inc. 9.25%, 11/01/18	U.S.$	6,988	7,547,040
Alere, Inc. 7.25%, 7/01/18		3,046	3,342,985
8.625%, 10/01/18		9,935	10,791,894
ARAMARK Corp. 5.75%, 3/15/20(a)		2,684	2,811,490
Bausch & Lomb, Inc. 9.875%, 11/01/15		2,952	2,952,000
Biomet, Inc. 6.50%, 8/01/20-10/01/20		14,667	15,358,687
Boparan Finance PLC 9.75%, 4/30/18(a)	EUR	2,398	3,583,101
9.875%, 4/30/18(a)	GBP	3,500	6,145,030
Capsugel Finance Co. SCA 9.875%, 8/01/19(a)	EUR	4,550	6,888,205
Care UK Health & Social Care PLC 9.75%, 8/01/17	GBP	2,900	4,923,086
9.75%, 8/01/17(a)		10,750	18,249,197
Catalent Pharma Solutions, Inc. 7.875%, 10/15/18	U.S.$	6,160	6,252,400
Cerba European Lab SAS 7.00%, 2/01/20(a)(b)	EUR	7,200	10,411,227
CHS/Community Health Systems, Inc. 7.125%, 7/15/20	U.S.$	8,029	8,450,522
8.00%, 11/15/19		2,362	2,559,818
Constellation Brands, Inc. 6.00%, 5/01/22		3,899	4,249,910
ConvaTec Healthcare E SA 10.50%, 12/15/18(a)		8,448	9,567,360
Cott Beverages, Inc. 8.125%, 9/01/18		1,390	1,499,463
8.375%, 11/15/17		1,400	1,463,000

28	• ALLIANCEBERNSTEIN HIGH INCOME FUND

Portfolio of Investments

		Principal Amount (000)	U.S. $ Value

Del Monte Corp. 7.625%, 2/15/19	U.S.$	12,970	$13,505,012
Elior Finance & Co. Sca 6.50%, 5/01/20(a)	EUR	1,013	1,470,799
Elizabeth Arden, Inc. 7.375%, 3/15/21	U.S.$	4,199	4,566,412
Elli Finance UK PLC 8.75%, 6/15/19(a)	GBP	1,209	2,136,239
Endo Health Solutions, Inc. 7.00%, 7/15/19-12/15/20	U.S.$	1,800	1,920,700
7.25%, 1/15/22		9,055	9,643,575
Envision Healthcare Corp. 8.125%, 6/01/19		9,169	9,960,285
FAGE Dairy Industry SA/FAGE USA Dairy Industry, Inc. 9.875%, 2/01/20(a)(b)		1,417	1,533,903
First Quality Finance Co., Inc. 4.625%, 5/15/21(a)		15,758	14,891,310
Goodyear Dunlop Tires Europe BV 6.75%, 4/15/19(a)	EUR	2,100	3,105,038
Grifols, Inc. 8.25%, 2/01/18	U.S.$	1,837	1,972,479
HCA Holdings, Inc. 7.75%, 5/15/21(b)		4,500	4,927,500
HCA, Inc. 5.875%, 3/15/22-5/01/23		4,650	4,795,125
6.50%, 2/15/16-2/15/20		3,482	3,860,040
Health Management Associates, Inc. 7.375%, 1/15/20		8,604	9,593,460
Healthcare Technology Intermediate, Inc. 7.375%, 9/01/18(a)(d)		6,771	6,999,521
HealthSouth Corp. 7.75%, 9/15/22		392	429,240
8.125%, 2/15/20		1,455	1,602,319
Holding Medi-Partenaires SAS 7.00%, 5/15/20(a)	EUR	3,250	4,456,814
Hologic, Inc. 6.25%, 8/01/20	U.S.$	840	892,500
IASIS Healthcare LLC/IASIS Capital Corp. 8.375%, 5/15/19		19,742	20,926,520
IDH Finance PLC 6.00%, 12/01/18(a)	GBP	2,545	4,121,459
Jaguar Holding Co. I 9.375%, 10/15/17(a)(d)	U.S.$	4,616	4,892,960
Jaguar Holding Co. II/Jaguar Merger Sub, Inc. 9.50%, 12/01/19(a)		7,556	8,481,610

ALLIANCEBERNSTEIN HIGH INCOME FUND •	29

Portfolio of Investments

		Principal Amount (000)	U.S. $ Value

Jarden Corp. 7.50%, 1/15/20	U.S.$	1,487	$1,613,395
Kinetic Concepts, Inc./KCI USA, Inc. 10.50%, 11/01/18		14,959	16,866,272
LifePoint Hospitals, Inc. 6.625%, 10/01/20		2,150	2,279,000
MPH Intermediate Holding Co. 2 8.375%, 8/01/18(a)(d)		15,069	15,652,924
New Albertsons, Inc. 7.45%, 8/01/29		4,110	3,349,650
8.00%, 5/01/31		3,100	2,557,500
Par Pharmaceutical Cos., Inc. 7.375%, 10/15/20		10,446	10,863,840
Party City Holdings, Inc. 8.875%, 8/01/20(a)		8,041	8,784,792
Picard Bondco SA 9.00%, 10/01/18(a)	EUR	2,300	3,409,500
Pilgrim’s Pride Corp. 7.875%, 12/15/18	U.S.$	4,054	4,428,995
Pinnacle Merger Sub, Inc. 9.50%, 10/01/23(a)		5,430	5,728,650
Post Holdings, Inc. 7.375%, 2/15/22		9,115	9,718,869
7.375%, 2/15/22(a)		1,400	1,492,750
Priory Group No 3 PLC 7.00%, 2/15/18(a)	GBP	6,727	11,271,445
R&R Ice Cream PLC 8.375%, 11/15/17(a)	EUR	3,450	5,000,892
R&R Pik PLC 9.25%, 5/15/18(a)(d)		4,332	6,087,635
Rivers Pittsburgh Borrower LP/Rivers Pittsburgh Finance Corp. 9.50%, 6/15/19(a)	U.S.$	2,252	2,477,200
Serta Simmons Holdings LLC 8.125%, 10/01/20(a)(b)		9,510	10,080,600
Smithfield Foods, Inc. 6.625%, 8/15/22		1,029	1,083,023
7.75%, 7/01/17(b)		5,250	6,103,125
Spectrum Brands Escrow Corp. 6.375%, 11/15/20(a)		2,286	2,428,875
6.625%, 11/15/22(a)		2,624	2,801,120
Spectrum Brands, Inc. 6.75%, 3/15/20		3,475	3,735,625
Stater Bros Holdings, Inc. 7.375%, 11/15/18		4,060	4,293,450
STHI Holding Corp. 8.00%, 3/15/18(a)		930	1,002,075

30	• ALLIANCEBERNSTEIN HIGH INCOME FUND

Portfolio of Investments

		Principal Amount (000)	U.S. $ Value

Sun Merger Sub, Inc. 5.25%, 8/01/18(a)	U.S.$	3,549	$3,708,705
5.875%, 8/01/21(a)		6,310	6,593,950
Sun Products Corp. (The) 7.75%, 3/15/21(a)		7,463	6,716,700
TeamSystem Holding SpA 7.375%, 5/15/20(a)	EUR	3,600	4,936,779
Tenet Healthcare Corp. 6.25%, 11/01/18	U.S.$	2,291	2,508,645
6.875%, 11/15/31		1,001	880,880
8.00%, 8/01/20		2,000	2,177,500
8.125%, 4/01/22(a)		14,000	15,330,000
United Surgical Partners International, Inc. 9.00%, 4/01/20		3,450	3,864,000
Valeant Pharmaceuticals International
6.375%, 10/15/20(a)		2,520	2,690,100
6.75%, 8/15/21(a)		2,100	2,236,500
7.00%, 10/01/20(a)		10,450	11,259,875
7.25%, 7/15/22(a)		5,402	5,874,675
7.50%, 7/15/21(a)		2,108	2,339,880
Visant Corp. 10.00%, 10/01/17		2,798	2,574,160
Voyage Care Bondco PLC 6.50%, 8/01/18(a)	GBP	4,750	7,684,695
Voyager Learning Exchange 8.375%, 12/01/14(e)(i)(j)	U.S.$	1,283	– 0	–
VWR Funding, Inc. 7.25%, 9/15/17		3,799	4,045,935

			509,312,278

Energy – 6.5%
Antero Resources Finance Corp. 5.375%, 11/01/21(a)		9,000	9,146,250
7.25%, 8/01/19		4,538	4,867,005
9.375%, 12/01/17		4,838	5,091,995
Athlon Holdings LP/Athlon Finance Corp. 7.375%, 4/15/21(a)		15,990	16,709,550
ATP Oil & Gas Corp./United States 11.875%, 5/01/15(f)		2,700	13,500
Atwood Oceanics, Inc. 6.50%, 2/01/20		1,420	1,519,400
Basic Energy Services, Inc. 7.75%, 2/15/19		4,460	4,627,250
Berry Petroleum Co. 6.375%, 9/15/22		10,979	11,308,370
Bill Barrett Corp. 7.625%, 10/01/19		2,500	2,637,500

ALLIANCEBERNSTEIN HIGH INCOME FUND •	31

Portfolio of Investments

		Principal Amount (000)	U.S. $ Value

Bluewater Holding BV 3.244%, 7/17/14(a)(k)	U.S.$	4,400	$4,367,000
Bonanza Creek Energy, Inc. 6.75%, 4/15/21		862	913,720
Bristow Group, Inc. 6.25%, 10/15/22		2,741	2,878,050
CGG SA 9.50%, 5/15/16		1,480	1,555,850
CGG SA 6.50%, 6/01/21		3,225	3,354,000
Chaparral Energy, Inc. 7.625%, 11/15/22		7,282	7,864,560
8.25%, 9/01/21		2,000	2,190,000
CHC Helicopter SA 9.25%, 10/15/20		13,661	14,753,880
9.375%, 6/01/21		6,925	7,011,562
Chesapeake Energy Corp. 2.50%, 5/15/37		1,653	1,677,795
Cimarex Energy Co. 5.875%, 5/01/22		3,526	3,755,190
Citgo Petroleum Corp. 11.50%, 7/01/17(a)		4,527	4,979,700
Concho Resources, Inc. 5.50%, 4/01/23		4,000	4,150,000
Denbury Resources, Inc. 4.625%, 7/15/23		11,425	10,539,562
6.375%, 8/15/21		991	1,057,893
Diamondback Energy, Inc. 7.625%, 10/01/21(a)		7,270	7,597,150
Energy XXI Gulf Coast, Inc. 7.75%, 6/15/19		3,500	3,745,000
9.25%, 12/15/17		3,600	4,014,000
EP Energy LLC/EP Energy Finance, Inc. 9.375%, 5/01/20		6,884	7,951,020
EP Energy LLC/Everest Acquisition Finance, Inc. 6.875%, 5/01/19		3,059	3,288,425
Era Group, Inc. 7.75%, 12/15/22		3,450	3,510,375
Expro Finance Luxembourg SCA 8.50%, 12/15/16(a)		1,560	1,634,100
Forest Oil Corp. 7.25%, 6/15/19(b)		5,240	5,292,400
Golden Close Maritime Corp., Ltd. 11.00%, 12/09/15		2,968	3,116,507
Hilcorp Energy I LP/Hilcorp Finance Co. 8.00%, 2/15/20(a)		1,000	1,085,000

32	• ALLIANCEBERNSTEIN HIGH INCOME FUND

Portfolio of Investments

		Principal Amount (000)	U.S. $ Value

Hornbeck Offshore Services, Inc. 5.00%, 3/01/21	U.S.$	5,000	$4,912,500
5.875%, 4/01/20		4,695	4,824,113
Key Energy Services, Inc. 6.75%, 3/01/21		7,666	7,800,155
Kodiak Oil & Gas Corp. 8.125%, 12/01/19		2,184	2,424,240
Laredo Petroleum, Inc. 7.375%, 5/01/22		3,511	3,800,658
Linn Energy LLC/Linn Energy Finance Corp. 7.00%, 11/01/19(a)(c)		9,988	9,963,030
8.625%, 4/15/20		4,190	4,462,350
Milestone Aviation Group Ltd. (The) 8.625%, 12/15/17(a)		6,867	7,313,355
Newfield Exploration Co. 7.125%, 5/15/18		1,989	2,063,588
Northern Oil and Gas, Inc. 8.00%, 6/01/20		5,985	6,194,475
Oasis Petroleum, Inc. 6.875%, 3/15/22(a)		10,332	11,158,560
Offshore Group Investment Ltd. 7.125%, 4/01/23		9,423	9,587,902
7.50%, 11/01/19		8,860	9,635,250
Oil States International, Inc. 6.50%, 6/01/19		3,394	3,614,610
Pacific Drilling SA 5.375%, 6/01/20(a)		9,349	9,419,117
PDC Energy, Inc. 7.75%, 10/15/22		3,669	3,980,865
Penn Virginia Resource Partners LP/Penn Virginia Resource Finance Corp. II 6.50%, 5/15/21(a)		10,517	10,832,510
Perpetual Energy, Inc. 8.75%, 3/15/18(a)	CAD	4,250	3,872,345
Petroleum Geo-Services ASA 7.375%, 12/15/18(a)	U.S.$	4,695	5,023,650
PHI, Inc. 8.625%, 10/15/18		2,910	3,106,425
Pioneer Energy Services Corp. 9.875%, 3/15/18		4,861	5,225,575
Precision Drilling Corp. 6.50%, 12/15/21		1,870	1,991,550
QEP Resources, Inc. 5.25%, 5/01/23		3,588	3,453,450
6.875%, 3/01/21		1,453	1,554,710
Quicksilver Resources, Inc. 7.125%, 4/01/16		8,677	8,243,150

ALLIANCEBERNSTEIN HIGH INCOME FUND •	33

Portfolio of Investments

		Principal Amount (000)	U.S. $ Value

Resolute Energy Corp. 8.50%, 5/01/20	U.S.$	3,993	$4,192,650
Sanchez Energy Corp. 7.75%, 6/15/21(a)		4,386	4,473,720
SandRidge Energy, Inc. 8.125%, 10/15/22		7,900	8,413,500
Seitel, Inc. 9.50%, 4/15/19		3,900	4,021,875
SESI LLC 6.375%, 5/01/19		771	817,260
7.125%, 12/15/21		3,333	3,687,131
Seven Generations Energy Ltd. 8.25%, 5/15/20(a)		10,857	11,616,990
Tervita Corp. 8.00%, 11/15/18(a)		18,567	19,309,680
9.75%, 11/01/19(a)		4,592	4,500,160
Tesoro Corp. 9.75%, 6/01/19		3,518	3,843,415
W&T Offshore, Inc. 8.50%, 6/15/19		3,500	3,771,250
Whiting Petroleum Corp. 5.75%, 3/15/21(a)		4,426	4,658,365

			385,967,688

Other Industrial – 1.9%
Algeco Scotsman Global Finance PLC 8.50%, 10/15/18(a)		9,645	10,344,263
9.00%, 10/15/18(a)	EUR	1,810	2,635,698
10.75%, 10/15/19(a)	U.S.$	2,300	2,386,250
B456 Systems, Inc. 3.75%, 4/15/16(e)(j)		3,985	876,700
Briggs & Stratton Corp. 6.875%, 12/15/20		737	805,173
Exova PLC 10.50%, 10/15/18(a)	GBP	2,000	3,447,310
General Cable Corp. 5.75%, 10/01/22(a)	U.S.$	5,113	5,087,435
Interline Brands, Inc. 10.00%, 11/15/18(d)		5,887	6,446,265
Interline Brands, Inc./NJ 7.50%, 11/15/18		6,399	6,774,941
Laureate Education, Inc. 9.25%, 9/01/19(a)		20,060	22,066,000
Liberty Tire Recycling LLC 11.00%, 10/01/16(a)		4,400	4,488,000
Mueller Water Products, Inc. 7.375%, 6/01/17		4,215	4,341,450
8.75%, 9/01/20		720	806,400
NANA Development Corp. 9.50%, 3/15/19(a)		5,451	5,614,530

34	• ALLIANCEBERNSTEIN HIGH INCOME FUND

Portfolio of Investments

		Principal Amount (000)	U.S. $ Value

New Enterprise Stone & Lime Co., Inc. 11.00%, 9/01/18	U.S.$	6,342	$3,408,825
13.00%, 3/15/18(a)(d)		2,622	2,752,871
Pipe Holdings PLC 9.50%, 11/01/15(a)	GBP	3,659	6,190,103
Safway Group Holding LLC/Safway Finance Corp. 7.00%, 5/15/18(a)	U.S.$	12,408	12,842,280
Trionista Holdco GmbH 5.00%, 4/30/20(a)	EUR	742	1,019,500
Trionista TopCo GmbH 6.875%, 4/30/21(a)(b)		1,581	2,252,645
Wendel SA 4.375%, 8/09/17		1,750	2,524,756
Zachry Holdings, Inc. 7.50%, 2/01/20(a)	U.S.$	4,500	4,680,000

			111,791,395

Services – 2.0%
ADT Corp. (The) 3.50%, 7/15/22		6,900	6,050,638
4.125%, 6/15/23		2,806	2,530,375
6.25%, 10/15/21(a)		4,207	4,464,679
Carlson Wagonlit BV 6.875%, 6/15/19(a)		3,275	3,389,625
Cerved Group SpA 6.375%, 1/15/20(a)	EUR	547	783,537
8.00%, 1/15/21(a)		690	993,058
Goodman Networks, Inc. 12.125%, 7/01/18(a)	U.S.$	3,670	3,871,850
13.125%, 7/01/18(a)(c)		5,000	5,287,500
Gtech Spa 8.25%, 3/31/66(a)	EUR	10,343	15,265,248
ISS A/S 8.875%, 5/15/16(a)		1,304	1,806,242
Live Nation Entertainment, Inc. 7.00%, 9/01/20(a)	U.S.$	3,073	3,265,063
Mobile Mini, Inc. 7.875%, 12/01/20		2,320	2,546,200
Monitronics International, Inc. 9.125%, 4/01/20		2,267	2,403,020
Realogy Group LLC 7.625%, 1/15/20(a)		108	120,420
9.00%, 1/15/20(a)		3,500	4,051,250
Sabre Holdings Corp. 8.35%, 3/15/16(c)		2,939	3,276,985
Sabre, Inc. 8.50%, 5/15/19(a)		11,613	12,774,300

ALLIANCEBERNSTEIN HIGH INCOME FUND •	35

Portfolio of Investments

		Principal Amount (000)	U.S. $ Value

Service Corp. International/US 6.75%, 4/01/15	U.S.$	1,500	$1,599,375
6.75%, 4/01/16(k)		2,900	3,168,250
7.50%, 4/01/27		1,575	1,685,250
ServiceMaster Co./TN 7.00%, 8/15/20		9,300	9,160,500
8.00%, 2/15/20		6,087	6,239,175
Travelport LLC 10.875%, 9/01/16(a)	EUR	3,821	5,136,083
11.875%, 9/01/16(b)	U.S.$	2,999	2,991,503
Travelport LLC/Travelport Holdings, Inc. 6.386%, 3/01/16(a)(k)		469	464,090
13.875%, 3/01/16(a)(d)		7,646	8,047,879
West Corp. 7.875%, 1/15/19		3,305	3,577,662
8.625%, 10/01/18		5,535	6,033,150

			120,982,907

Technology – 4.5%
Advanced Micro Devices, Inc. 8.125%, 12/15/17(b)		2,180	2,283,550
Alcatel-Lucent USA, Inc. 8.875%, 1/01/20(a)		2,881	3,115,081
Amkor Technology, Inc. 6.375%, 10/01/22		10,924	10,760,140
Aspect Software, Inc. 10.625%, 5/15/17		4,211	4,305,748
Audatex North America, Inc. 6.00%, 6/15/21(a)		3,018	3,116,085
6.125%, 11/01/23(a)		5,299	5,378,485
Avaya, Inc. 7.00%, 4/01/19(a)		6,547	6,252,385
10.50%, 3/01/21(a)(b)		15,145	13,214,012
Blackboard, Inc. 7.75%, 11/15/19(a)		5,337	5,363,685
BMC Software Finance, Inc. 8.125%, 7/15/21(a)		13,795	14,588,212
Brightstar Corp.
7.25%, 8/01/18(a)		3,703	3,962,210
9.50%, 12/01/16(a)		6,166	6,782,600
CDW LLC/CDW Finance Corp. 8.00%, 12/15/18		2,118	2,319,210
8.50%, 4/01/19		11,125	12,320,937
12.535%, 10/12/17		214	222,560
Ceridian Corp. 8.875%, 7/15/19(a)		4,536	5,250,420
11.25%, 11/15/15		1,849	1,860,556
Ceridian HCM Holding, Inc. 11.00%, 3/15/21(a)		12,000	14,040,000

36	• ALLIANCEBERNSTEIN HIGH INCOME FUND

Portfolio of Investments

		Principal Amount (000)	U.S. $ Value

CommScope, Inc. 8.25%, 1/15/19(a)	U.S.$	10,500	$11,523,750
Compiler Finance Sub, Inc. 7.00%, 5/01/21(a)		1,945	1,915,825
CoreLogic, Inc./United States 7.25%, 6/01/21		889	955,675
CPI International, Inc. 8.00%, 2/15/18		6,323	6,544,305
DCP LLC/DCP Corp. 10.75%, 8/15/15(a)		2,385	2,483,381
Eagle Midco, Inc. 9.00%, 6/15/18(a)		8,480	8,692,000
Epicor Software Corp. 8.625%, 5/01/19		3,738	4,055,730
First Data Corp. 6.75%, 11/01/20(a)		1,630	1,723,725
7.375%, 6/15/19(a)		7,620	8,191,500
8.25%, 1/15/21(a)(b)		7,500	7,987,500
11.25%, 3/31/16(b)		5,536	5,563,680
11.75%, 8/15/21(a)		2,961	3,012,818
12.625%, 1/15/21		3,800	4,384,250
Freescale Semiconductor, Inc. 5.00%, 5/15/21(a)(b)		4,637	4,509,483
6.00%, 1/15/22(a)		5,454	5,515,358
8.05%, 2/01/20(b)		1,000	1,077,500
9.25%, 4/15/18(a)		1,105	1,194,781
10.125%, 12/15/16(b)		831	851,775
Infor US, Inc. 9.375%, 4/01/19		6,278	7,094,140
10.00%, 4/01/19	EUR	2,539	3,843,770
Interactive Data Corp. 10.25%, 8/01/18	U.S.$	4,700	5,193,500
Iron Mountain, Inc. 5.75%, 8/15/24		3,155	3,013,025
8.375%, 8/15/21		1,644	1,775,520
MMI International Ltd. 8.00%, 3/01/17(a)		5,998	6,027,990
NXP BV/NXP Funding LLC 5.75%, 2/15/21-3/15/23(a)		8,374	8,682,020
Sanmina Corp. 7.00%, 5/15/19(a)		4,931	5,239,188
Sensata Technologies BV 6.50%, 5/15/19(a)		5,000	5,375,000
Serena Software, Inc. 10.375%, 3/15/16		336	336,840
Sitel LLC/Sitel Finance Corp. 11.00%, 8/01/17(a)		3,400	3,697,500

ALLIANCEBERNSTEIN HIGH INCOME FUND •	37

Portfolio of Investments

		Principal Amount (000)	U.S. $ Value

Sophia LP/Sophia Finance, Inc. 9.75%, 1/15/19(a)	U.S.$	1,550	$1,689,500
SunGard Data Systems, Inc. 6.625%, 11/01/19		6,515	6,808,175
7.625%, 11/15/20		6,170	6,717,587
Syniverse Holdings, Inc. 9.125%, 1/15/19		1,598	1,729,835
Viasystems, Inc. 7.875%, 5/01/19(a)		5,127	5,460,255

			268,002,757

Transportation - Airlines – 0.2%
Air Canada 6.75%, 10/01/19(a)		5,500	5,623,750
8.75%, 4/01/20(a)		5,265	5,376,533
Northwest Airlines Pass-Through Trust Series 2000-1, Class G 7.15%, 10/01/19(k)		762	814,894
UAL Pass-Through Trust Series 2007-1, Class A 6.636%, 7/02/22		1,934	2,030,443

			13,845,620

Transportation - Services – 1.4%
America West Airlines Pass-Through Trust Series 1999-1, Class G 7.93%, 1/02/19		1,564	1,657,839
Avis Budget Car Rental LLC/Avis Budget Finance, Inc. 5.50%, 4/01/23		4,248	4,104,630
8.25%, 1/15/19		4,000	4,360,000
Avis Budget Finance PLC 6.00%, 3/01/21(a)	EUR	2,070	2,932,970
CEVA Group PLC 8.375%, 12/01/17(a)	U.S.$	7,472	7,733,520
EC Finance PLC 9.75%, 8/01/17(a)	EUR	5,648	8,406,672
Hapag-Lloyd AG 9.75%, 10/15/17(a)(b)	U.S.$	2,250	2,356,875
Hertz Corp. (The) 5.875%, 10/15/20		3,548	3,734,270
6.25%, 10/15/22(b)		1,812	1,898,070
6.75%, 4/15/19		8,288	8,940,680
7.50%, 10/15/18		1,900	2,061,500
LBC Tank Terminals Holding Netherlands BV 6.875%, 5/15/23(a)		14,342	15,023,245
Oshkosh Corp. 8.50%, 3/01/20		3,500	3,867,500

38	• ALLIANCEBERNSTEIN HIGH INCOME FUND

Portfolio of Investments

		Principal Amount (000)	U.S. $ Value

Overseas Shipholding Group, Inc. 8.125%, 3/30/18(f)	U.S.$	2,250	$2,053,125
Stena AB 5.875%, 2/01/19(a)	EUR	2,000	2,837,697
7.875%, 3/15/20(a)(b)		1,000	1,534,258
Swift Services Holdings, Inc. 10.00%, 11/15/18	U.S.$	8,795	9,850,400

			83,353,251

			3,041,966,907

Financial Institutions – 6.2%
Banking – 2.0%
ABN AMRO Bank NV 4.31%, 3/10/16	EUR	5,396	7,154,248
Ally Financial, Inc. 4.625%, 6/26/15	U.S.$	4,725	4,932,007
7.50%, 9/15/20		2,638	3,086,460
8.00%, 11/01/31		7,668	9,058,386
Series 8 6.75%, 12/01/14		2,590	2,725,975
Bank of America Corp. Series U 5.20%, 6/01/23		2,664	2,417,580
Barclays Bank PLC 7.625%, 11/21/22		8,513	8,781,160
7.70%, 4/25/18(a)		4,629	5,027,173
7.75%, 4/10/23		2,824	2,982,850
BBVA International Preferred SAU 4.952%, 9/20/16	EUR	3,100	3,666,061
Series F 9.10%, 10/21/14	GBP	1,000	1,659,519
Citigroup, Inc. 5.95%, 1/30/23	U.S.$	15,442	14,727,807
Countrywide Capital III Series B 8.05%, 6/15/27		11,735	13,964,650
Dresdner Funding Trust I 8.151%, 6/30/31(a)		816	826,200
HBOS Capital Funding LP 6.071%, 6/30/14(a)		1,840	1,830,800
HT1 Funding GmbH 6.352%, 6/30/17	EUR	2,700	3,308,497
LBG Capital No.1 PLC 8.00%, 6/15/20(a)	U.S.$	9,550	10,146,875
Series 15 6.439%, 5/23/20	EUR	1,500	2,127,866
LBG Capital No.2 PLC Series 21 15.00%, 12/21/19	GBP	1,330	3,113,482

ALLIANCEBERNSTEIN HIGH INCOME FUND •	39

Portfolio of Investments

		Principal Amount (000)	U.S. $ Value

Regions Bank/Birmingham AL 6.45%, 6/26/37	U.S.$	5,300	$5,591,500
SNS Bank NV 11.25%, 11/27/19(e)(i)(j)	EUR	1,001	– 0	–
Societe Generale SA 4.196%, 1/26/15		1,500	2,036,511
6.999%, 12/19/17		2,650	3,858,895
UT2 Funding PLC 5.321%, 6/30/16		1,293	1,711,681
Zions Bancorporation 5.80%, 6/15/23	U.S.$	2,500	2,240,000

			116,976,183

Brokerage – 0.3%
E*TRADE Financial Corp. 6.375%, 11/15/19		6,552	7,010,640
6.75%, 6/01/16		4,634	4,998,927
GFI Group, Inc. 9.625%, 7/19/18		3,200	3,256,000
Lehman Brothers Holdings, Inc. 4.80%, 3/13/14(j)		1,800	380,250
6.875%, 5/02/18(j)		1,600	348,000

			15,993,817

Finance – 1.5%
AerCap Aviation Solutions BV 6.375%, 5/30/17		4,215	4,552,200
Aviation Capital Group Corp. 4.625%, 1/31/18(a)		2,367	2,413,739
6.75%, 4/06/21(a)		5,450	5,872,375
7.125%, 10/15/20(a)		5,190	5,752,120
CIT Group, Inc. 5.00%, 5/15/17-8/15/22		5,286	5,522,950
5.25%, 3/15/18		3,667	3,964,944
Creditcorp 12.00%, 7/15/18(a)		13,205	12,940,900
ILFC E-Capital Trust II 6.25%, 12/21/65(a)		1,500	1,395,000
International Lease Finance Corp. 5.875%, 4/01/19-8/15/22		3,400	3,608,154
8.75%, 3/15/17(c)		2,375	2,790,625
8.875%, 9/01/17		2,210	2,621,612
iStar Financial, Inc. Series B 5.70%, 3/01/14		4,800	4,848,000
Oxford Finance LLC/Oxford Finance Co-Issuer, Inc. 7.25%, 1/15/18(a)		3,183	3,366,022

40	• ALLIANCEBERNSTEIN HIGH INCOME FUND

Portfolio of Investments

		Principal Amount (000)	U.S. $ Value

Peninsula Gaming LLC/Peninsula Gaming Corp. 8.375%, 2/15/18(a)	U.S.$	3,759	$4,097,310
Provident Funding Associates LP/PFG Finance Corp. 10.125%, 2/15/19(a)		1,703	1,894,588
Residential Capital LLC 9.625%, 5/15/15(f)		1,927	2,139,261
SLM Corp. 5.50%, 1/15/19-1/25/23		2,948	2,982,505
5.625%, 8/01/33		1,186	972,520
7.25%, 1/25/22		7,992	8,551,440
8.00%, 3/25/20		3,466	3,959,905
TMX Finance LLC/TitleMax Finance Corp. 8.50%, 9/15/18(a)		5,049	5,364,562

			89,610,732

Insurance – 0.9%
A-S Co-Issuer Subsidiary, Inc./A-S Merger Sub LLC 7.875%, 12/15/20(a)		3,937	4,074,795
American Equity Investment Life Holding Co. 6.625%, 7/15/21		8,506	8,814,343
CNO Financial Group, Inc. 6.375%, 10/01/20(a)		1,000	1,052,500
Galaxy Bidco Ltd. 6.375%, 11/15/20(a)	GBP	267	428,108
Genworth Holdings, Inc. 6.15%, 11/15/66	U.S.$	2,535	2,295,366
Hartford Financial Services Group, Inc. 8.125%, 6/15/38		1,856	2,172,448
Hockey Merger Sub 2, Inc. 7.875%, 10/01/21(a)		5,630	5,812,975
Liberty Mutual Group, Inc. 7.80%, 3/15/37(a)		3,759	4,097,310
Onex USI Acquisition Corp. 7.75%, 1/15/21(a)		11,334	11,560,680
XL Group PLC Series E 6.50%, 4/15/17		14,000	13,734,000

			54,042,525

Other Finance – 1.4%
CNG Holdings, Inc./OH 9.375%, 5/15/20(a)		14,229	13,481,977
FTI Consulting, Inc. 6.00%, 11/15/22		3,000	3,060,000
6.75%, 10/01/20		3,150	3,370,500

ALLIANCEBERNSTEIN HIGH INCOME FUND •	41

Portfolio of Investments

		Principal Amount (000)	U.S. $ Value

Gardner Denver, Inc. 6.875%, 8/15/21(a)(b)	U.S.$	21,847	$22,229,322
Harbinger Group, Inc. 7.875%, 7/15/19(a)		11,863	12,604,438
Icahn Enterprises LP/Icahn Enterprises Finance Corp. 8.00%, 1/15/18		8,850	9,281,438
iPayment Holdings, Inc. 15.00%, 11/15/18(d)		3,460	2,067,076
iPayment, Inc. 10.25%, 5/15/18		6,542	5,037,340
Speedy Cash Intermediate Holdings Corp. 10.75%, 5/15/18(a)		6,062	6,486,340
Speedy Group Holdings Corp. 12.00%, 11/15/17(a)		7,561	7,863,440

			85,481,871

REITS – 0.1%
Felcor Lodging LP 5.625%, 3/01/23		7,213	7,104,805

			369,209,933

Utility – 3.0%
Electric – 1.9%
AES Corp./VA 4.875%, 5/15/23		1,500	1,436,250
7.375%, 7/01/21		3,145	3,561,713
8.00%, 10/15/17		2,860	3,367,650
Calpine Corp. 5.875%, 1/15/24(a)		3,988	3,988,000
6.00%, 1/15/22(a)		5,043	5,232,112
7.875%, 7/31/20-1/15/23(a)		9,060	9,876,145
DPL, Inc. 7.25%, 10/15/21		986	1,025,440
EDP Finance BV 4.90%, 10/01/19(a)		416	420,160
5.875%, 2/01/16(a)	EUR	1,823	2,649,827
6.00%, 2/02/18(a)	U.S.$	10,232	10,820,340
Enel SpA 8.75%, 9/24/73(a)		4,260	4,617,881
Energy Future Intermediate Holding Co. LLC/EFIH Finance, Inc. 6.875%, 8/15/17(a)		4,973	5,084,892
10.00%, 12/01/20		1,072	1,125,600
10.00%, 12/01/20(a)		2,524	2,637,580
11.25%, 12/01/18(a)(d)		2,085	1,365,545
FirstEnergy Corp. Series C 7.375%, 11/15/31		8,921	9,404,982

42	• ALLIANCEBERNSTEIN HIGH INCOME FUND

Portfolio of Investments

		Principal Amount (000)	U.S. $ Value

GenOn Americas Generation LLC 8.50%, 10/01/21	U.S.$	7,255	$7,926,087
GenOn Energy, Inc. 7.875%, 6/15/17		9,224	10,192,520
9.50%, 10/15/18		4,000	4,600,000
NRG Energy, Inc. 6.625%, 3/15/23		7,677	7,936,099
7.875%, 5/15/21		3,195	3,530,475
8.25%, 9/01/20		1,800	2,007,000
PPL Capital Funding, Inc. Series A 6.70%, 3/30/67		4,375	4,418,750
Techem Energy Metering Service GmbH & Co. KG 7.875%, 10/01/20(a)	EUR	366	553,222
Techem GmbH 6.125%, 10/01/19(a)		1,450	2,126,236
Texas Competitive Electric Holdings Co. LLC/TCEH Finance, Inc. 11.50%, 10/01/20(a)	U.S.$	2,679	1,908,788

			111,813,294

Natural Gas – 1.1%
El Paso LLC Series G 7.75%, 1/15/32		5,548	5,758,602
Hiland Partners LP/Hiland Partners Finance Corp. 7.25%, 10/01/20(a)		9,048	9,636,120
Holly Energy Partners LP/Holly Energy Finance Corp. 6.50%, 3/01/20		3,948	4,135,530
Kinder Morgan Finance Co. LLC 5.70%, 1/05/16		745	803,699
MarkWest Energy Partners LP/MarkWest Energy Finance Corp. 4.50%, 7/15/23		5,928	5,750,160
5.50%, 2/15/23		750	776,250
6.50%, 8/15/21		4,529	4,913,965
Regency Energy Partners LP/Regency Energy Finance Corp. 4.50%, 11/01/23(a)		9,064	8,384,200
5.50%, 4/15/23		6,015	5,999,962
Sabine Pass LNG LP 6.50%, 11/01/20		2,949	3,081,705
7.50%, 11/30/16		4,900	5,469,625
Targa Resources Partners LP/Targa Resources Partners Finance Corp. 5.25%, 5/01/23		8,186	8,186,000

ALLIANCEBERNSTEIN HIGH INCOME FUND •	43

Portfolio of Investments

		Principal Amount (000)	U.S. $ Value

6.375%, 8/01/22	U.S.$	2,736	$2,913,840
6.875%, 2/01/21		3,250	3,501,875

			69,311,533

			181,124,827

Total Corporates – Non-Investment Grades (cost $3,434,844,210)			3,592,301,667

CORPORATES – INVESTMENT GRADES – 8.6%
Financial Institutions – 4.9%
Banking – 2.1%
Akbank TAS 5.00%, 10/24/22(a)(b)		3,974	3,757,417
American Express Co. 6.80%, 9/01/66		4,555	4,862,462
Assured Guaranty Municipal Holdings, Inc. 6.40%, 12/15/66(a)(b)		1,801	1,413,785
Banco Santander Chile 6.50%, 9/22/20(a)	CLP	2,367,500	4,745,150
Barclays Bank PLC 6.86%, 6/15/32(a)	U.S.$	1,905	1,964,531
BNP Paribas Fortis SA 4.625%, 10/27/14(a)	EUR	1,000	1,367,822
BNP Paribas SA 5.186%, 6/29/15(a)(b)	U.S.$	3,333	3,432,990
7.195%, 6/25/37(a)		6,900	7,184,625
Cooperatieve Centrale Raiffeisen-Boerenleenbank BA/Netherlands 8.375%, 7/26/16(a)		5,750	6,267,500
8.40%, 6/29/17(a)		5,500	6,052,750
Credit Suisse AG 6.50%, 8/08/23(a)		9,056	9,631,061
Credit Suisse Group Guernsey I Ltd. 7.875%, 2/24/41(a)		3,191	3,489,518
Danske Bank A/S 5.914%, 6/16/14(a)		2,185	2,215,044
HSBC Capital Funding LP/Jersey 10.176%, 6/30/30(a)		1,590	2,273,700
JPMorgan Chase & Co. Series Q 5.15%, 5/01/23		5,528	5,002,840
Lloyds Bank PLC 11.875%, 12/16/21(a)	EUR	3,430	5,799,618
Macquarie Group Ltd. 7.30%, 8/01/14(a)	U.S.$	3,350	3,506,445
Morgan Stanley 10.09%, 5/03/17(a)	BRL	5,230	2,264,575

44	• ALLIANCEBERNSTEIN HIGH INCOME FUND

Portfolio of Investments

		Principal Amount (000)	U.S. $ Value

MUFG Capital Finance 5 Ltd. 6.299%, 1/25/17	GBP	1,225	$2,175,313
National Capital Trust II Delaware 5.486%, 3/23/15(a)	U.S.$	1,700	1,746,750
PNC Financial Services Group, Inc. (The) 6.75%, 8/01/21(b)		3,733	3,938,315
Series R 4.85%, 6/01/23		3,888	3,547,800
Royal Bank of Scotland PLC (The) 9.50%, 3/16/22(a)		1,000	1,165,190
Series 1 3.485%, 10/27/14(k)	AUD	3,500	3,262,539
Sovereign Bank/Wilmington DE 8.75%, 5/30/18	U.S.$	3,800	4,539,640
UBS AG/Jersey 4.28%, 4/15/15	EUR	8,250	11,313,452
UBS AG/Stamford CT 7.625%, 8/17/22	U.S.$	8,785	10,015,822
Unicredit Luxembourg Finance SA 6.00%, 10/31/17(a)		1,870	1,981,725
Wells Fargo & Co. Series K 7.98%, 3/15/18		4,700	5,299,250
Zions BanCorp. 5.65%, 11/15/23		2,289	2,289,000

			126,506,629

Brokerage – 0.1%
Charles Schwab Corp. (The) 7.00%, 2/01/22		6,830	7,513,000

Finance – 0.4%
Air Lease Corp. 5.625%, 4/01/17		2,770	3,019,300
GE Capital Trust II 5.50%, 9/15/67(a)	EUR	4,000	5,709,176
General Electric Capital Corp. Series A 7.125%, 6/15/22	U.S.$	7,600	8,474,000
Series B 6.25%, 12/15/22		1,500	1,563,750
HSBC Finance Capital Trust IX 5.911%, 11/30/35		3,765	3,885,028

			22,651,254

Insurance – 2.0%
AAI Ltd. 6.15%, 9/07/25	AUD	700	674,976
Series 3 6.75%, 9/23/24		800	769,413

ALLIANCEBERNSTEIN HIGH INCOME FUND •	45

Portfolio of Investments

		Principal Amount (000)	U.S. $ Value

Series 5 6.75%, 10/06/26	AUD	500	$489,942
American International Group, Inc. 6.82%, 11/15/37	U.S.$	1,938	2,400,949
8.175%, 5/15/58		7,301	8,998,482
AON Corp. 8.205%, 1/01/27		2,495	3,065,988
Aviva PLC 4.729%, 11/28/14	EUR	6,000	8,195,053
Coventry Health Care, Inc. 5.95%, 3/15/17	U.S.$	1,415	1,608,583
Farmers Insurance Exchange 8.625%, 5/01/24(a)		3,000	4,027,659
Genworth Holdings, Inc. 7.625%, 9/24/21		4,725	5,793,256
7.70%, 6/15/20		1,302	1,567,328
Hannover Finance Luxembourg SA 5.00%, 6/01/15	EUR	1,000	1,390,309
Hartford Financial Services Group, Inc. 6.10%, 10/01/41	U.S.$	863	1,026,045
Lincoln National Corp. 6.05%, 4/20/67		5,966	5,921,255
7.00%, 5/17/66		5,134	5,300,855
8.75%, 7/01/19		604	788,114
MetLife Capital Trust IV 7.875%, 12/15/37(a)		1,765	2,034,163
MetLife, Inc. 6.40%, 12/15/36		3,700	3,852,625
10.75%, 8/01/39		3,495	5,216,287
Mitsui Sumitomo Insurance Co., Ltd. 7.00%, 3/15/72(a)(b)(c)		3,554	3,959,226
Nationwide Mutual Insurance Co. 5.81%, 12/15/24(a)		5,000	5,075,000
9.375%, 8/15/39(a)		4,546	6,340,834
Pacific Life Insurance Co. 9.25%, 6/15/39(a)		3,000	4,208,187
Prudential Financial, Inc. 5.625%, 6/15/43		13,000	12,951,250
Swiss Re Capital I LP 6.854%, 5/25/16(a)		6,435	6,853,275
Swiss Reinsurance Co. via ELM BV 5.252%, 5/25/16(a)	EUR	1,750	2,471,105
Transatlantic Holdings, Inc. 8.00%, 11/30/39	U.S.$	2,836	3,545,091
WR Berkley Corp. 5.60%, 5/15/15		3,500	3,713,889
ZFS Finance USA Trust II 6.45%, 12/15/65(a)		1,695	1,813,650

46	• ALLIANCEBERNSTEIN HIGH INCOME FUND

Portfolio of Investments

		Principal Amount (000)	U.S. $ Value

ZFS Finance USA Trust V 6.50%, 5/09/37(a)	U.S.$	3,010	$3,194,363

			117,247,152

Other Finance – 0.0%
IIRSA Norte Finance Ltd. 8.75%, 5/30/24(l)		756	876,654

REITS – 0.3%
DDR Corp. 7.875%, 9/01/20		3,100	3,849,853
EPR Properties 5.75%, 8/15/22		3,445	3,575,683
7.75%, 7/15/20		3,036	3,516,325
Senior Housing Properties Trust 6.75%, 12/15/21		4,500	5,025,325

			15,967,186

			290,761,875

Industrial – 2.8%
Basic – 1.2%
Basell Finance Co. BV 8.10%, 3/15/27(a)		5,420	7,078,135
Braskem America Finance Co. 7.125%, 7/22/41(a)		3,672	3,534,300
Braskem Finance Ltd. 5.75%, 4/15/21(a)		200	204,700
7.00%, 5/07/20(a)		2,300	2,512,750
CF Industries, Inc. 6.875%, 5/01/18		1,100	1,303,095
7.125%, 5/01/20		1,100	1,310,445
Georgia-Pacific LLC 8.875%, 5/15/31		1,800	2,537,467
GTL Trade Finance, Inc. 7.25%, 10/20/17(a)		1,747	1,952,272
LyondellBasell Industries NV 6.00%, 11/15/21		2,070	2,408,453
Plains Exploration & Production Co. 6.125%, 6/15/19		2,000	2,186,264
6.50%, 11/15/20		5,180	5,706,946
6.625%, 5/01/21		1,000	1,090,530
6.75%, 2/01/22		2,412	2,652,356
7.625%, 4/01/20		1,000	1,100,554
8.625%, 10/15/19		2,300	2,545,224
Rhodia SA 6.875%, 9/15/20(a)		1,848	2,060,899
Samarco Mineracao SA
4.125%, 11/01/22(a)		740	676,360
5.75%, 10/24/23(a)		5,205	5,206,400

ALLIANCEBERNSTEIN HIGH INCOME FUND •	47

Portfolio of Investments

		Principal Amount (000)	U.S. $ Value

Southern Copper Corp. 7.50%, 7/27/35	U.S.$	1,500	$1,597,472
Teck Resources Ltd. 6.125%, 10/01/35		5,000	4,945,450
Vale Overseas Ltd. 6.875%, 11/21/36		8,495	8,834,885
Westvaco Corp. 8.20%, 1/15/30		2,940	3,529,638
Weyerhaeuser Co. 7.375%, 3/15/32		3,308	4,113,300
8.50%, 1/15/25		1,000	1,296,824

			70,384,719

Capital Goods – 0.3%
Mondi Consumer Packaging International AG 9.75%, 7/15/17(a)	EUR	1,652	2,469,367
Odebrecht Finance Ltd. 7.125%, 6/26/42(a)	U.S.$	6,600	6,440,150
8.25%, 4/25/18(a)	BRL	5,903	2,239,778
Owens Corning 6.50%, 12/01/16(k)	U.S.$	355	397,446
7.00%, 12/01/36(k)		4,450	4,732,419

			16,279,160

Communications - Media – 0.4%
Comcast Cable Communications Holdings, Inc. 9.455%, 11/15/22		2,500	3,549,812
Myriad International Holdings BV 6.00%, 7/18/20(a)		6,983	7,470,279
NBCUniversal Enterprise, Inc. 5.25%, 3/19/21(a)		6,975	6,905,250
News America, Inc. 6.40%, 12/15/35		1,000	1,142,726
Time Warner Cable, Inc. 4.50%, 9/15/42		1,125	843,225
5.875%, 11/15/40		875	750,046

			20,661,338

Communications - Telecommunications – 0.2%
Oi SA 5.75%, 2/10/22(a)		4,000	3,731,345
Qwest Corp. 6.75%, 12/01/21		1,000	1,091,209
6.875%, 9/15/33		5,000	4,850,000
7.625%, 6/15/15		1,590	1,738,325
Telefonica Emisiones SAU Series G 3.661%, 9/18/17(a)	EUR	1,550	2,235,686

			13,646,565

48	• ALLIANCEBERNSTEIN HIGH INCOME FUND

Portfolio of Investments

		Principal Amount (000)	U.S. $ Value

Consumer Cyclical - Other – 0.2%
Host Hotels & Resorts LP 5.25%, 3/15/22	U.S.$	4,000	$4,231,684
Seminole Tribe of Florida, Inc. 6.535%, 10/01/20(a)		3,990	4,289,250
7.75%, 10/01/17(a)		2,535	2,690,269
Starwood Hotels & Resorts Worldwide, Inc. 7.375%, 11/15/15		2,035	2,275,626

			13,486,829

Consumer Non-Cyclical – 0.1%
Bunge Ltd. Finance Corp. 8.50%, 6/15/19		332	414,714
Capsugel SA 7.00%, 5/15/19(a)(d)		1,454	1,454,000
Mylan, Inc./PA 7.875%, 7/15/20(a)		335	384,413
Warner Chilcott Co. LLC/Warner Chilcott Finance LLC 7.75%, 9/15/18		3,500	3,815,000
Whirlpool Corp. 8.60%, 5/01/14		190	197,460

			6,265,587

Energy – 0.2%
Anadarko Petroleum Corp. 8.70%, 3/15/19		2,000	2,596,146
Pioneer Natural Resources Co. 5.875%, 7/15/16		500	558,017
Pride International, Inc. 6.875%, 8/15/20		1,327	1,592,111
Transocean, Inc. 6.80%, 3/15/38		1,916	2,085,773
7.50%, 4/15/31		1,800	2,033,505

			8,865,552

Other Industrial – 0.1%
URS Corp. 5.50%, 4/01/22(a)		4,000	4,080,744

Services – 0.0%
QVC, Inc. 7.50%, 10/01/19(a)		2,400	2,591,539

Technology – 0.1%
Seagate HDD Cayman 4.75%, 6/01/23(a)		5,000	4,862,500

ALLIANCEBERNSTEIN HIGH INCOME FUND •	49

Portfolio of Investments

		Principal Amount (000)	U.S. $ Value

Transportation - Airlines – 0.0%
Delta Air Lines Pass-Through Trust Series 2007-1, Class A 6.821%, 8/10/22	U.S.$	990	$1,101,695

			162,226,228

Utility – 0.7%
Electric – 0.4%
Consorcio Transmantaro SA 4.375%, 5/07/23(a)		14,103	13,151,048
Dominion Resources, Inc./VA 7.50%, 6/30/66		4,100	4,381,875
Empresas Publicas de Medellin ESP 7.625%, 7/29/19(a)		1,277	1,519,630
Southern California Edison Co. Series E 6.25%, 2/01/22		3,300	3,448,500

			22,501,053

Natural Gas – 0.3%
Empresa de Energia de Bogota SA 6.125%, 11/10/21(a)		1,904	1,995,201
Energy Transfer Partners LP 7.60%, 2/01/24(a)		3,200	3,949,274
Enterprise Products Operating LLC Series A 8.375%, 8/01/66		1,609	1,775,934
Series H 6.65%, 10/15/34		1,500	1,772,010
Kinder Morgan Inc/de 5.625%, 11/15/23(a)		5,071	5,071,000
SourceGas LLC 5.90%, 4/01/17(a)		3,000	3,213,108
TransCanada PipeLines Ltd. 6.35%, 5/15/67		2,500	2,596,342

			20,372,869

			42,873,922

Non Corporate Sectors – 0.2%
Agencies - Not Government Guaranteed – 0.2%
Electricite de France SA 5.25%, 1/29/23(a)		2,462	2,409,683
Gazprom OAO Via Gaz Capital SA 6.51%, 3/07/22(a)		3,873	4,250,617
9.25%, 4/23/19(a)		5,604	6,990,990

			13,651,290

Total Corporates – Investment Grades (cost $465,142,156)			509,513,315

50	• ALLIANCEBERNSTEIN HIGH INCOME FUND

Portfolio of Investments

		Principal Amount (000)	U.S. $ Value

COLLATERALIZED MORTGAGE OBLIGATIONS – 6.1%
Non-Agency Fixed Rate – 3.1%
Bear Stearns ARM Trust Series 2007-3, Class 1A1
2.869%, 5/25/47	U.S.$	2,479	$2,070,799
Series 2007-4, Class 22A1
5.151%, 6/25/47		10,124	8,891,857
Chaseflex Trust Series 2007-1, Class 1A3 6.50%, 2/25/37		1,256	891,175
Citigroup Mortgage Loan Trust
Series 2006-4, Class 2A1A
6.00%, 12/25/35		14,117	12,894,264
Series 2006-AR3, Class 1A2A
5.447%, 6/25/36		6,261	5,728,756
Series 2007-AR4, Class 1A1A
5.576%, 3/25/37		2,791	2,625,489
CitiMortgage Alternative Loan Trust Series 2007-A3, Class 1A4 5.75%, 3/25/37		3,051	2,556,243
Countrywide Alternative Loan Trust
Series 2006-24CB, Class A15
5.75%, 6/25/36		7,009	5,896,606
Series 2006-2CB, Class A11
6.00%, 3/25/36		2,626	2,088,308
Series 2006-41CB, Class 2A13
5.75%, 1/25/37		6,048	5,088,882
Series 2006-42, Class 1A6
6.00%, 1/25/47		2,378	1,812,666
Series 2006-HY12, Class A5
3.896%, 8/25/36		10,769	10,089,300
Series 2006-J1, Class 1A10
5.50%, 2/25/36		3,762	3,209,242
Series 2006-J5, Class 1A1
6.50%, 9/25/36		2,106	1,718,252
Series 2007-13, Class A2
6.00%, 6/25/47		8,140	6,562,389
Series 2007-16CB, Class 1A7
6.00%, 8/25/37		1,766	1,562,584
Countrywide Home Loan Mortgage Pass-Through Trust Series 2007-HY4, Class 1A1 2.688%, 9/25/47		2,534	2,103,412
Series 2007-HYB2, Class 3A1
2.818%, 2/25/47		2,818	2,254,070
Credit Suisse Mortgage-Backed Trust Series 2006-7, Class 3A12 6.25%, 8/25/36		5,553	4,844,186

ALLIANCEBERNSTEIN HIGH INCOME FUND •	51

Portfolio of Investments

		Principal Amount (000)	U.S. $ Value

First Horizon Alternative Mortgage Securities Trust
Series 2005-AA3, Class 3A1
2.259%, 5/25/35	U.S.$	1,880	$1,716,469
Series 2005-AA7, Class 2A1
2.238%, 9/25/35		1,256	1,091,537
Series 2006-AA3, Class A1
2.316%, 6/25/36		2,051	1,572,222
Series 2006-AA5, Class A1
2.23%, 9/25/36		5,651	4,514,523
Series 2006-AA7, Class A1
2.286%, 1/25/37		5,890	4,426,167
Series 2006-FA1, Class 1A3
5.75%, 4/25/36		3,442	3,049,356
First Horizon Mortgage Pass-Through Trust Series 2005-AR4, Class 1A1 2.579%, 9/25/35		630	568,758
IndyMac Index Mortgage Loan Trust
Series 2005-AR15, Class A1
4.649%, 9/25/35		5,477	4,961,548
Series 2006-AR31
5.018%, 11/25/36		792	696,113
Series 2006-AR37, Class 2A1
4.965%, 2/25/37		2,205	1,854,315
Series 2007-AR1, Class 2A1
2.68%, 4/25/37		5,537	4,079,784
Series 2007-AR3, Class 1A1
3.00%, 7/25/37		1,653	1,456,733
Morgan Stanley Mortgage Loan Trust
Series 2005-10, Class 4A1
5.50%, 12/25/35		3,145	2,824,532
Series 2006-2, Class 6A
6.50%, 2/25/36		3,182	2,509,035
Series 2007-12, Class 3A22
6.00%, 8/25/37		1,009	913,341
New Century Alternative Mortgage Loan Trust
Series 2006-ALT1, Class AF4
6.31%, 7/25/36		4,118	2,779,137
Series 2006-ALT2, Class AF6A
5.887%, 10/25/36		11,418	7,880,928
Residential Accredit Loans, Inc.
Series 2005-QA10, Class A31
3.526%, 9/25/35		5,863	4,810,292
Series 2005-QA7, Class A21
3.072%, 7/25/35		4,105	3,607,491

52	• ALLIANCEBERNSTEIN HIGH INCOME FUND

Portfolio of Investments

		Principal Amount (000)	U.S. $ Value

Series 2005-QS14, Class 3A1
6.00%, 9/25/35	U.S.$	8,587	$8,143,443
Series 2005-QS14, Class 3A3
6.00%, 9/25/35		2,797	2,556,757
Series 2006-QA1, Class A21
3.774%, 1/25/36		6,370	4,710,457
Residential Asset Securitization Trust
Series 2006-A8, Class 3A4
6.00%, 8/25/36		1,416	1,087,206
Series 2007-A1, Class A8
6.00%, 3/25/37		1,847	1,433,400
Series 2007-A5, Class 2A3
6.00%, 5/25/37		795	688,717
Structured Adjustable Rate Mortgage Loan Trust
Series 2005-18, Class 8A1
5.365%, 9/25/35		4,479	4,331,478
Series 2006-9, Class 4A1
5.511%, 10/25/36		2,826	2,506,635
Washington Mutual Alternative Mortgage Pass-Through Certificates
Series 2006-7, Class A4
6.171%, 9/25/36		2,827	1,633,561
Series 2006-9, Class A4
5.645%, 10/25/36		2,995	1,971,649
Washington Mutual Mortgage Pass Through Certificates Series 2006-9, Class A6 5.645%, 10/25/36		3,088	2,032,309
Washington Mutual Mortgage Pass-Through Certificates Series 2007-HY3, Class 4A1 2.531%, 3/25/37		6,258	5,872,061
Wells Fargo Alternative Loan Trust Series 2007-PA3, Class 3A1 6.25%, 7/25/37		3,078	2,716,715
Wells Fargo Mortgage Backed Securities Trust
Series 2007-AR7, Class A1
2.646%, 12/28/37		12,791	11,385,386
Series 2007-AR8, Class A1
5.934%, 11/25/37		6,086	5,449,373

			194,719,908

Non-Agency Floating Rate – 3.0%
Alliance Bancorp Trust Series 2007-OA1, Class A1 0.41%, 7/25/37(k)		4,921	3,272,273

ALLIANCEBERNSTEIN HIGH INCOME FUND •	53

Portfolio of Investments

		Principal Amount (000)	U.S. $ Value

Chevy Chase Funding LLC Mortgage-Backed Certificates Series 2006-2A, Class A2 0.35%, 4/25/47(a)(k)	U.S.$	13,301	$8,670,366
Citigroup Mortgage Loan Trust Series 2006-AR1, Class 1A1 2.55%, 10/25/35(k)		1,129	1,094,161
Countrywide Alternative Loan Trust
Series 2005-82, Class A1
0.44%, 2/25/36(k)		1,050	803,695
Series 2007-16CB, Class 4A6
37.979%, 8/25/37(k)		2,125	3,604,435
Series 2007-7T2, Class A3
0.77%, 4/25/37(k)		4,982	2,927,261
Countrywide Home Loan Mortgage Pass Through Trust Series 2007-13, Class A7 0.77%, 8/25/37(k)		1,871	1,416,006
Deutsche Alt-A Securities Mortgage Loan Trust
Series 2007-OA3, Class A1
0.31%, 7/25/47(k)		9,989	8,534,887
Series 2007-OA4, Class 1A1A
0.36%, 8/25/47(k)		2,086	1,678,482
Downey Savings & Loan Association Mortgage Loan Trust Series 2006-AR1, Class 1A1A 1.068%, 3/19/46(k)		5,980	4,216,347
First Horizon Alternative Mortgage Securities Trust 2007-FA2
Series 2007-FA2, Class 1A10
0.42%, 4/25/37(k)		3,273	1,997,756
Series 2007-FA2, Class 1A5
0.47%, 4/25/37(k)		3,707	2,270,909
GreenPoint Mortgage Funding Trust Series 2007-AR3, Class A1 0.39%, 6/25/37(k)		3,389	2,739,775
HarborView Mortgage Loan Trust 0.33%, 5/25/38(k)		695	484,081
Series 2006-10, Class 2A1A
0.353%, 11/19/36(k)		6,074	4,972,844
Series 2006-SB1, Class A1A
1.003%, 12/19/36(k)		6,310	4,797,461
Series 2007-4, Class 2A1
0.393%, 7/19/47(k)		8,798	7,418,258
Series 2007-7, Class 2A1A
1.17%, 11/25/47(k)		3,080	2,751,774
Impac Secured Assets Trust Series 2006-3, Class A6 0.37%, 11/25/36(k)		3,562	2,085,349

54	• ALLIANCEBERNSTEIN HIGH INCOME FUND

Portfolio of Investments

		Principal Amount (000)	U.S. $ Value

Series 2007-1, Class A2 0.33%, 3/25/37(k)	U.S.$	3,337	$2,450,177
IndyMac Index Mortgage Loan Trust Series 2006-FLX1, Class A1 0.38%, 11/25/36(k)		1,161	938,309
Series 2007-FLX3, Class A1 0.41%, 6/25/37(k)		4,815	4,202,789
Lehman Mortgage Trust Series 2005-2, Class 5A2 27.277%, 12/25/35(k)		1,088	1,484,151
Series 2007-1, Class 3A1 0.42%, 2/25/37(k)		3,789	871,129
Series 2007-1, Class 3A2 7.08%, 2/25/37(k)(m)		3,789	1,343,585
Lehman XS Trust Series 2007-15N, Class 4A1 1.07%, 8/25/47(k)		1,222	847,294
Series 2007-16N, Class 2A2 1.02%, 9/25/47(k)		1,547	1,164,093
Series 2007-4N, Class 3A2A 0.899%, 3/25/47(k)		5,695	4,692,094
Luminent Mortgage Trust Series 2006-4, Class A1A 0.36%, 5/25/46(k)		923	648,329
Series 2006-6, Class A1 0.37%, 10/25/46(k)		3,464	2,967,019
Morgan Stanley Mortgage Loan Trust Series 2006-9AR, Class A2 0.32%, 8/25/36(k)		13,367	6,744,908
NovaStar Mortgage-Backed Notes Series 2006-MTA1, Class 2A1A 0.36%, 9/25/46(k)		2,602	2,144,705
PHH Alternative Mortgage Trust Series 2007-1, Class 1A1 0.33%, 2/25/37(k)		1,793	1,422,502
Series 2007-2, Class 1A3 0.50%, 5/25/37(k)		2,272	1,858,194
Residential Accredit Loans, Inc. Series 2005-QO2, Class A1 1.508%, 9/25/45(k)		3,374	2,703,965
Series 2005-QO3, Class A1 0.57%, 10/25/45(k)		4,939	3,619,887
Series 2005-QO4, Class 2A1 0.45%, 12/25/45(k)		6,316	4,496,092
Series 2006-QA4, Class A 0.35%, 5/25/36(k)		7,063	5,318,639
Series 2006-QO2, Class A1 0.39%, 2/25/46(k)		2,329	1,104,824
Series 2006-QO4, Class 2A1 0.36%, 4/25/46(k)		6,142	4,628,407

ALLIANCEBERNSTEIN HIGH INCOME FUND •	55

Portfolio of Investments

		Principal Amount (000)	U.S. $ Value

Series 2007-QH6, Class A1 0.36%, 7/25/37(k)	U.S.$	1,451	$1,149,206
Structured Agency Credit Risk Debt Notes Series 2013-DN1, Class M2 7.32%, 7/25/23(k)		7,600	8,901,500
Structured Asset Mortgage Investments II Trust Series 2007-AR6, Class A1 1.648%, 8/25/47(k)		3,969	3,341,394
Washington Mutual Mortgage Pass-Through Certificates Series 2006-7, Class A3 5.059%, 9/25/36(k)		2,949	1,704,095
Series 2006-AR3, Class A1A 1.148%, 2/25/46(k)		1,568	1,465,247
Series 2006-AR5, Class A1A 1.138%, 6/25/46(k)		2,023	1,735,736
Series 2007-OA1, Class A1A 0.849%, 2/25/47(k)		12,613	10,143,833
Series 2007-OA3, Class 2A1A 0.909%, 4/25/47(k)		2,086	1,926,090
Series 2007-OA4, Class A1A 0.913%, 4/25/47(k)		5,833	4,214,547
Series 2007-OA5, Class 1A 0.899%, 6/25/47(k)		12,888	11,041,031

			167,009,891

Total Collateralized Mortgage Obligations (cost $343,189,422)			361,729,799

BANK LOANS – 4.9%
Industrial – 4.7%
Basic – 0.3%
Arysta LifeScience SPC, LLC 4.50%, 5/29/20(k)		8,080	8,105,040
FMG Resources (August 2006) Pty. Ltd. (FMG America Finance, Inc.) 5.25%, 10/18/17(k)		7,722	7,733,120
Unifrax Holding Co. 5.25%, 11/28/18(k)	EUR	2,804	3,797,359

			19,635,519

Capital Goods – 0.1%
ClubCorp Club Operations, Inc. 4.00%, 7/24/20(k)	U.S.$	2,348	2,368,171
Serta Simmons Holdings LLC 5.00%, 10/01/19(k)		5,619	5,649,094

			8,017,265

56	• ALLIANCEBERNSTEIN HIGH INCOME FUND

Portfolio of Investments

		Principal Amount (000)	U.S. $ Value

Communications - Media – 0.1%
Clear Channel Communications, Inc. 3.82%, 1/29/16(k)	U.S.$	124	$119,919
TWCC Holding Corp. 7.00%, 6/26/20(d)(k)		7,100	7,273,098

			7,393,017

Consumer Cyclical - Automotive – 1.0%
Affinia Group, Inc. 4.75%, 4/25/20(k)		8,978	9,056,053
Exide Technologies 9.00%, 10/09/14(n)		24,106	24,286,387
Federal-Mogul Corporation 2.11%-2.12%, 12/29/14(k)		1,101	1,090,071
2.11%-2.12%, 12/28/15(k)		650	643,206
Navistar, Inc. 5.75%, 8/17/17(k)		3,605	3,672,594
TI Group Automotive Systems, LLC 5.50%, 3/28/19(k)		6,530	6,611,309
Veyance Technologies, Inc. 5.25%, 9/08/17(k)		12,761	12,670,528

			58,030,148

Consumer Cyclical - Entertainment – 0.5%
Alpha Topco Ltd. 4.50%, 4/30/19(k)		17,015	17,184,645
Kasima LLC (Digital Cinema Implementation Partners, LLC) 3.25%, 5/17/21(k)		3,750	3,731,250
Station Casinos LLC 5.00%, 3/02/20(k)		7,463	7,530,110

			28,446,005

Consumer Cyclical - Other – 0.4%
CityCenter Holdings, LLC 5.00%, 10/16/20(k)		10,500	10,583,160
Las Vegas Sands, LLC 2.67%, 11/23/16(k)		270	269,692
New HB Acquisition LLC 6.75%, 4/09/20(k)		10,800	11,078,964

			21,931,816

Consumer Cyclical - Retailers – 0.4%
Bass Pro Group LLC 4.00%, 11/20/19(k)		2,924	2,938,994
Burlington Coat Factory Warehouse Corporation 4.25%, 2/23/17(k)		651	655,545

ALLIANCEBERNSTEIN HIGH INCOME FUND •	57

Portfolio of Investments

		Principal Amount (000)	U.S. $ Value

Harbor Freight Tools USA, Inc. 4.75%, 7/26/19(k)	U.S.$	2,376	$2,405,745
Hudson’s Bay Company 10/08/21(n)		7,500	7,696,875
J.C. Penney Corporation, Inc. 6.00%, 5/22/18(k)		6,883	6,651,421
Rite Aid Corporation 5.75%, 8/21/20(k)		3,000	3,068,580

			23,417,160

Consumer Non-Cyclical – 0.8%
Air Medical Group Holdings, Inc. 6.50%, 6/30/18(k)		5,459	5,513,337
Air Medical Holding LLC 7.63%, 5/31/18(k)		17,000	16,745,000
BJ’s Wholesale Club, Inc. 9.75%, 3/26/20(k)		6,360	6,479,250
Catalent Pharma Solutions, Inc. (fka Cardinal Health 409, Inc.) 6.50%, 12/31/17(k)		11,500	11,629,375
ConvaTec, Inc. 4.00%, 12/22/16(k)		1,173	1,176,982
H.J. Heinz Company 3.50%, 6/05/20(k)		3,791	3,816,238
Harlan Laboratories, Inc. (fka Harlan Sprague Dawley, Inc.) 3.77%, 7/11/14(k)		1,928	1,723,042
Par Pharmaceutical Companies, Inc. (Par Pharmaceutical, Inc.) 4.25%, 9/30/19(k)		1,875	1,880,024

			48,963,248

Energy – 0.0%
CITGO Petroleum Corporation 9.00%, 6/24/17(k)		1,608	1,631,649

Other Industrial – 0.2%
Accudyne Industries Borrower S.C.A./Accudyne Industries LLC (fka Silver II US Holdings LLC) 4.00%, 12/13/19(k)		4,963	4,957,190
Gardner Denver, Inc. 4.25%, 7/30/20(k)		5,550	5,551,166
Laureate Education, Inc. 5.00%, 6/15/18(k)		2,743	2,756,727

			13,265,083

Services – 0.5%
Supervalu, Inc. 5.00%, 3/21/19(k)		9,684	9,738,809
Travelport LLC (fka Travelport, Inc.) 9.50%, 1/31/16(k)		19,021	19,686,816

			29,425,625

58	• ALLIANCEBERNSTEIN HIGH INCOME FUND

Portfolio of Investments

		Principal Amount (000)	U.S. $ Value

Technology – 0.4%
Avaya, Inc. 4.76%, 10/26/17(k)	U.S.$	383	$353,603
MMI International Ltd. (MMI International (Delaware) LLC) 7.25%, 11/20/18(k)		11,213	10,749,985
Smart Modular Technologies (Global), Inc. 8.25%, 8/26/17(n)		9,910	8,919,000

			20,022,588

			280,179,123

Non Corporate Sectors – 0.1%
Foreign Local Government- Municipal – 0.1%
Education Management LLC 4.25%, 6/01/16(k)		5,530	5,317,342

Financial Institutions – 0.1%
Insurance – 0.1%
Hub International Limited 4.75%, 10/02/20(k)		4,500	4,534,560

Total Bank Loans (cost $285,245,941)			290,031,025

EMERGING MARKETS – CORPORATE BONDS – 4.3%
Industrial – 3.6%
Basic – 0.6%
Gold Fields Orogen Holding BVI Ltd. 4.875%, 10/07/20(a)		9,969	8,538,169
Sappi Papier Holding GmbH 7.75%, 7/15/17(a)		3,084	3,269,040
Severstal OAO Via Steel Capital SA 5.90%, 10/17/22(a)(b)		10,301	10,033,685
Usiminas Commercial Ltd. 7.25%, 1/18/18(a)		2,441	2,660,690
Vedanta Resources PLC
6.00%, 1/31/19(a)		5,895	5,704,571
9.50%, 7/18/18(a)		1,900	2,111,280

			32,317,435

Capital Goods – 0.6%
Cemex Espana Luxembourg
9.25%, 5/12/20(a)		555	604,950
9.875%, 4/30/19(a)		10,290	11,627,700
Cemex Finance LLC 9.375%, 10/12/22(a)		4,406	4,925,080
Ferreycorp SAA 4.875%, 4/26/20(a)		4,418	4,253,754

ALLIANCEBERNSTEIN HIGH INCOME FUND •	59

Portfolio of Investments

		Principal Amount (000)	U.S. $ Value

Grupo Cementos de Chihuahua SAB de CV 8.125%, 2/08/20(a)	U.S.$	830	$863,200
Rearden G Holdings EINS GmbH 7.875%, 3/30/20(a)		8,770	9,274,275
Servicios Corporativos Javer SAPI de CV
9.875%, 4/06/21(a)(b)		3,939	3,860,220
9.875%, 4/06/21(a)		2,475	2,425,500

			37,834,679

Communications - Media – 0.0%
European Media Capital SA 10.00%, 2/01/15(i)(l)		537	509,834

Communications - Telecommunications – 0.5%
Digicel Ltd. 6.00%, 4/15/21(a)		3,750	3,637,500
MTS International Funding Ltd. 8.625%, 6/22/20(a)(b)		4,400	5,302,000
Vimpel Communications Via VIP Finance Ireland Ltd. OJSC 9.125%, 4/30/18(a)		3,250	3,794,375
VimpelCom Holdings BV
7.504%, 3/01/22(a)		3,720	3,989,700
9.00%, 2/13/18(a)	RUB	340,000	10,707,576

			27,431,151

Consumer Cyclical - Other – 0.2%
Peermont Global Pty Ltd. 7.75%, 4/30/14(a)	EUR	4,400	5,944,229
Studio City Finance Ltd. 8.50%, 12/01/20(a)	U.S.$	6,910	7,670,100

			13,614,329

Consumer Cyclical - Retailers – 0.3%
Edcon Holdings Pty Ltd. 5.724%, 6/15/15(a)(b)(k)	EUR	2,434	3,271,716
Edcon Pty Ltd. 9.50%, 3/01/18(a)		2,675	3,631,981
Office Depot de Mexico SA de CV 6.875%, 9/20/20(a)	U.S.$	11,250	11,503,125

			18,406,822

Consumer Non-Cyclical – 1.0%
Cosan Luxembourg SA 9.50%, 3/14/18(a)	BRL	13,070	5,143,680
Foodcorp Pty Ltd. 8.75%, 3/01/18(a)	EUR	2,826	3,453,301
Hypermarcas SA 6.50%, 4/20/21(a)	U.S.$	8,432	8,832,520

60	• ALLIANCEBERNSTEIN HIGH INCOME FUND

Portfolio of Investments

		Principal Amount (000)	U.S. $ Value

Marfrig Holding Europe BV 8.375%, 5/09/18(a)(b)	U.S.$	11,548	$10,883,990
Marfrig Overseas Ltd. 9.50%, 5/04/20(a)(b)		3,859	3,723,935
Minerva Luxembourg SA 7.75%, 1/31/23(a)(b)		10,470	10,155,900
Tonon Bioenergia SA 9.25%, 1/24/20(a)		6,355	5,848,153
USJ Acucar e Alcool SA 9.875%, 11/09/19(a)		1,670	1,644,950
Virgolino de Oliveira Finance 11.75%, 2/09/22(a)		12,500	10,000,000
Virgolino de Oliveira Finance Ltd. 10.50%, 1/28/18(a)		1,300	1,059,500

			60,745,929

Energy – 0.1%
Pacific Rubiales Energy Corp. 5.125%, 3/28/23(a)		8,316	8,027,158

Transportation - Airlines – 0.2%
TAM Capital 3, Inc. 8.375%, 6/03/21(a)		12,957	13,345,710

Transportation - Services – 0.1%
Inversiones Alsacia SA 8.00%, 8/18/18(a)		4,341	3,147,384

			215,380,431

Financial Institutions – 0.6%
Banking – 0.5%
Alfa Bank OJSC Via Alfa Bond Issuance PLC 7.50%, 9/26/19(a)(b)		7,585	8,114,328
Banco de Reservas de la Republica Dominicana 7.00%, 2/01/23(a)		8,137	7,750,492
Turkiye Vakiflar Bankasi Tao 6.00%, 11/01/22(a)(b)		12,500	11,734,375

			27,599,195

Finance – 0.1%
Sistema JSFC via Sistema International Funding SA 6.95%, 5/17/19(a)		8,461	9,030,035

			36,629,230

Utility – 0.1%
Electric – 0.1%
AES El Salvador Trust II 6.75%, 3/28/23(a)		3,050	2,973,763

ALLIANCEBERNSTEIN HIGH INCOME FUND •	61

Portfolio of Investments

		Principal Amount (000)	U.S. $ Value

Total Emerging Markets – Corporate Bonds (cost $255,969,737)			$254,983,424

GOVERNMENTS – TREASURIES – 4.0%
Brazil – 0.7%
Brazil Notas do Tesouro Nacional Series F 10.00%, 1/01/17	BRL	82,906	35,779,524
Brazilian Government International Bond 8.50%, 1/05/24		13,034	5,309,136

			41,088,660

Colombia – 0.1%
Colombia Government International Bond 7.75%, 4/14/21	COP	12,390,000	7,488,278
9.85%, 6/28/27		1,391,000	980,944

			8,469,222

Indonesia – 0.1%
Indonesia – Recap Linked Note (JPMC) 10.00%, 7/18/17	IDR	63,808,000	6,181,267

Philippines – 0.1%
Philippine Government International Bond 6.25%, 1/14/36(e)	PHP	280,000	7,419,579

Portugal – 0.1%
Portugal Obrigacoes do Tesouro OT 3.85%, 4/15/21(a)	EUR	4,348	5,126,983

Russia – 0.1%
Russian Federal Bond – OFZ Series 6204 7.50%, 3/15/18	RUB	232,655	7,508,335

South Africa – 0.3%
South Africa Government Bond Series R204 8.00%, 12/21/18	ZAR	16,800	1,758,864
Series R207 7.25%, 1/15/20		120,490	12,048,820
Series R208 6.75%, 3/31/21		21,565	2,077,200

			15,884,884

62	• ALLIANCEBERNSTEIN HIGH INCOME FUND

Portfolio of Investments

		Principal Amount (000)	U.S. $ Value

United States – 2.5%
U.S. Treasury Bonds 1.25%, 2/15/14(o)	U.S.$	7,000	$7,023,513
2.75%, 8/15/42(o)		18,000	15,097,500
3.625%, 8/15/43		78,840	78,741,450
4.25%, 11/15/40		14,500	16,253,601
4.75%, 2/15/37		8,500	10,265,076
7.50%, 11/15/24		7,500	11,003,910
U.S. Treasury Notes 2.125%, 8/31/20		11,300	11,465,082

			149,850,132

Total Governments – Treasuries (cost $246,306,822)			241,529,062

EMERGING MARKETS – SOVEREIGNS – 2.8%
Argentina – 0.8%
Argentina Boden Bonds 7.00%, 10/03/15		21,871	20,619,682
Argentina Bonar Bonds Series X 7.00%, 4/17/17(b)		18,150	15,799,575
Argentine Republic Government International Bond 7.82%, 12/31/33	EUR	7,154	6,726,054
Series NY 2.50%, 12/31/38(h)	U.S.$	14,680	5,358,200
8.28%, 12/31/33		1,909	1,369,512

			49,873,023

Dominican Republic – 0.3%
Dominican Republic International Bond 8.625%, 4/20/27(a)		14,203	15,928,664

El Salvador – 0.3%
El Salvador Government International Bond 7.375%, 12/01/19(a)		1,495	1,681,875
7.625%, 9/21/34(a)		872	946,120
7.65%, 6/15/35(a)		11,545	12,208,838
7.75%, 1/24/23(a)		700	789,250

			15,626,083

Gabon – 0.1%
Gabonese Republic 8.20%, 12/12/17(a)		3,208	3,729,300

ALLIANCEBERNSTEIN HIGH INCOME FUND •	63

Portfolio of Investments

		Principal Amount (000)	U.S. $ Value

Ghana – 0.1%
Republic of Ghana 7.875%, 8/07/23(a)	U.S.$	1,818	$1,804,219
8.50%, 10/04/17(a)(b)		2,928	3,198,840

			5,003,059

Ivory Coast – 0.6%
Ivory Coast Government International Bond 5.75%, 12/31/32(a)		43,290	38,969,658

Serbia – 0.1%
Republic of Serbia 6.75%, 11/01/24(a)		743	724,031
7.25%, 9/28/21(a)		6,418	6,674,720

			7,398,751

Venezuela – 0.5%
Venezuela Government International Bond 7.65%, 4/21/25		38,000	27,797,000

Total Emerging Markets – Sovereigns (cost $133,159,490)			164,325,538

		Shares
PREFERRED STOCKS – 1.4%
Financial Institutions – 1.2%
Banking – 0.6%
Citigroup Capital XIII 7.875%(c)		144,000	3,960,000
Citigroup, Inc. 6.875%		146,700	3,659,431
CoBank ACB 6.25%(a)		35,289	3,495,817
Goldman Sachs Group, Inc. (The) Series J 5.50%		367,725	8,395,162
Royal Bank of Scotland Group PLC 6.40%		360,000	7,686,000
Santander Finance Preferred SAU 6.80%		67,000	1,675,000
US Bancorp/MN 6.50%		270,000	7,241,400
Zions Bancorporation Series G 6.30%		75,000	1,781,250

			37,894,060

64	• ALLIANCEBERNSTEIN HIGH INCOME FUND

Portfolio of Investments

Company	Shares	U.S. $ Value

Finance – 0.3%
Brandywine Realty Trust Series E 6.90%	97,325	$2,259,887
CapLease, Inc. Series C 7.25%	81,000	2,037,660
Cedar Realty Trust, Inc. Series B 7.25%	104,195	2,407,946
RBS Capital Funding Trust V Series E 5.90%	427,925	9,247,459

		15,952,952

Insurance – 0.1%
Hartford Financial Services Group, Inc. 7.875%	170,000	4,906,200
XLIT Ltd. 3.364%(k)	1,750	1,456,328

		6,362,528

REITS – 0.2%
Health Care REIT, Inc. 6.50%	116,925	2,699,798
Hersha Hospitality Trust 6.875%	127,275	2,927,325
Sabra Health Care REIT, Inc. 7.125%	194,150	4,726,349
Sovereign Real Estate Investment Trust 12.00%(a)	501	631,147

		10,984,619

		71,194,159

Industrial – 0.2%
Basic – 0.0%
ArcelorMittal 6.00%	31,675	754,815

Communications - Telecommunications – 0.2%
Centaur Funding Corp. 9.08%(a)	6,280	7,706,738

		8,461,553

Total Preferred Stocks (cost $75,843,361)		79,655,712

ALLIANCEBERNSTEIN HIGH INCOME FUND •	65

Portfolio of Investments

		Principal Amount (000)	U.S. $ Value

COMMERCIAL MORTGAGE-BACKED SECURITIES – 1.6%
Non-Agency Fixed Rate CMBS – 1.4%
Banc of America Re-REMIC Trust Series 2009-UB1, Class A4B 5.595%, 6/24/50(a)	U.S.$	3,500	$3,564,873
Bear Stearns Commercial Mortgage Securities Trust Series 2006-PW13, Class AJ 5.611%, 9/11/41		2,409	2,457,089
Series 2007-T26, Class AJ 5.566%, 1/12/45		1,000	966,212
Commercial Mortgage Trust Series 2007-GG9, Class AM 5.475%, 3/10/39		3,469	3,690,098
Credit Suisse Commercial Mortgage Trust Series 2006-C3, Class AJ 5.793%, 6/15/38		2,514	2,517,301
Series 2006-C4, Class A3 5.467%, 9/15/39		4,994	5,464,887
DB-UBS Mortgage Trust Series 2011-LC2A, Class D 5.444%, 7/10/44(a)		2,500	2,501,728
GS Mortgage Securities Trust Series 2006-GG6, Class AJ 5.631%, 4/10/38		11,756	11,474,878
Series 2011-GC5, Class C 5.308%, 8/10/44(a)		7,937	8,506,604
JP Morgan Chase Commercial Mortgage Securities Trust Series 2007-CB19, Class AM 5.706%, 2/12/49		10,321	11,115,335
Series 2012-CBX, Class D 5.187%, 6/15/45(a)		5,000	5,005,675
Series 2012-CBX, Class E 5.187%, 6/15/45(a)		6,521	6,119,215
LB-UBS Commercial Mortgage Trust Series 2006-C1, Class AJ 5.276%, 2/15/41		1,977	1,969,434
Series 2007-C2, Class AM 5.493%, 2/15/40		3,927	4,150,057
Series 2008-C1, Class AJ 6.151%, 4/15/41		762	758,405
LSTAR Commercial Mortgage Trust Series 2011-1, Class C 5.44%, 6/25/43(a)		2,000	2,114,834

66	• ALLIANCEBERNSTEIN HIGH INCOME FUND

Portfolio of Investments

		Principal Amount (000)	U.S. $ Value

Merrill Lynch Mortgage Trust Series 2005-CIP1, Class AJ 5.137%, 7/12/38	U.S.$	2,700	$2,811,626
Morgan Stanley Capital I Trust Series 2007-IQ16, Class AJA 6.136%, 12/12/49		4,000	3,868,260
UBS-Barclays Commercial Mortgage Trust Series 2012-C2, Class D 4.892%, 5/10/63(a)		2,300	2,211,577
Wachovia Bank Commercial Mortgage Trust Series 2005-C22, Class AJ 5.379%, 12/15/44		3,000	3,005,598
WF-RBS Commercial Mortgage Trust Series 2012-C6, Class D 5.563%, 4/15/45(a)		1,300	1,278,520

			85,552,206

Non-Agency Floating Rate CMBS – 0.2%
Banc of America Commercial Mortgage Trust Series 2007-5, Class AM 5.772%, 2/10/51(c)		6,665	7,165,944
Commercial Mortgage Trust Series 2007-FL14, Class C 0.474%, 6/15/22(a)(k)		946	885,288
WF-RBS Commercial Mortgage Trust Series 2011-C4, Class D 5.248%, 6/15/44(a)(c)		2,576	2,655,529

			10,706,761

Total Commercial Mortgage-Backed Securities (cost $86,746,303)			96,258,967

QUASI-SOVEREIGNS – 0.9%
Quasi-Sovereign Bonds – 0.9%
Hungary – 0.1%
Magyar Export-Import Bank ZRT 5.50%, 2/12/18(a)		3,291	3,381,835

Indonesia – 0.3%
Majapahit Holding BV 7.875%, 6/29/37(a)		5,600	6,244,000
Pertamina Persero PT 6.00%, 5/03/42(a)		720	634,134
Perusahaan Listrik Negara PT 5.25%, 10/24/42(a)		11,216	9,028,880

			15,907,014

ALLIANCEBERNSTEIN HIGH INCOME FUND •	67

Portfolio of Investments

		Principal Amount (000)	U.S. $ Value

Kazakhstan – 0.0%
KazMunayGas National Co. JSC 7.00%, 5/05/20(a)	U.S.$	1,546	$1,768,238

Russia – 0.5%
Russian Agricultural Bank OJSC Via RSHB Capital SA 6.299%, 5/15/17(a)		17,519	18,876,722
7.75%, 5/29/18(a)		11,479	12,972,418

			31,849,140

Total Quasi-Sovereigns (cost $48,989,395)			52,906,227

EMERGING MARKETS – TREASURIES – 0.8%
Costa Rica – 0.2%
Republic of Costa Rica 10.58%, 6/22/16(l)	CRC	4,150,000	8,997,935
11.13%, 3/28/18(l)		2,620,500	5,864,577

			14,862,512

Dominican Republic – 0.3%
Dominican Republic 15.95%, 6/04/21(l)	DOP	52,700	1,461,340
16.00%, 7/10/20(l)		563,400	15,528,257

			16,989,597

Indonesia – 0.1%
Indonesia - Recap Linked Note (JPMC) 9.50%, 5/17/41	IDR	68,280,000	6,844,657

Nigeria – 0.2%
Nigeria Government Bond Series 10YR 16.39%, 1/27/22	NGN	652,500	4,948,399
Series 7
16.00%, 6/29/19	NGN	812,485	5,860,329

			10,808,728

Total Emerging Markets – Treasuries (cost $51,314,026)			49,505,494

GOVERNMENTS – SOVEREIGN AGENCIES – 0.8%
Germany – 0.1%
Commerzbank AG 8.125%, 9/19/23(a)	U.S.$	5,125	5,470,937

Norway – 0.1%
Eksportfinans ASA 2.00%, 9/15/15		356	349,770
2.375%, 5/25/16		4,218	4,110,441

			4,460,211

68	• ALLIANCEBERNSTEIN HIGH INCOME FUND

Portfolio of Investments

		Principal Amount (000)	U.S. $ Value

Russia – 0.3%
Sberbank of Russia Via SB Capital SA 5.125%, 10/29/22(a)	U.S.$	11,313	$10,874,621
VTB Bank OJSC Via VTB Capital SA 6.875%, 5/29/18(a)		3,433	3,782,480

			14,657,101

Spain – 0.0%
Instituto de Credito Oficial 4.53%, 3/17/16	CAD	2,700	2,622,236

United Arab Emirates – 0.3%
Dubai Holding Commercial Operations MTN Ltd. 6.00%, 2/01/17	GBP	10,900	18,001,371

Total Governments – Sovereign Agencies (cost $42,050,222)			45,211,856

LOCAL GOVERNMENTS – MUNICIPAL BONDS – 0.7%
United States – 0.7%
Buckeye OH Tobacco Settlement Fin Auth Series 2007A-2 5.875%, 6/01/47	U.S.$	12,175	9,399,709
California GO 7.60%, 11/01/40		1,200	1,642,560
7.625%, 3/01/40		1,250	1,697,687
7.95%, 3/01/36		2,235	2,603,797
Golden St Tobacco Securitization CA Series 2007A-1 5.125%, 6/01/47		11,930	8,308,291
Illinois GO 7.35%, 7/01/35		4,120	4,483,137
Tobacco Settlement Auth IA Series 2005C 5.625%, 6/01/46		7,175	5,515,781
Tobacco Settlement Fin Corp. MI Series 2007A 6.00%, 6/01/48		6,825	5,143,934
Tobacco Settlement Fin Corp. NJ
Series 2007-1A
5.00%, 6/01/41		3,855	2,783,657
Tobacco Settlement Fin Corp. VA Series 2007B1
5.00%, 6/01/47		4,520	2,917,344

Total Local Governments – Municipal Bonds (cost $48,332,506)			44,495,897

ALLIANCEBERNSTEIN HIGH INCOME FUND •	69

Portfolio of Investments

		Principal Amount (000)	U.S. $ Value

GOVERNMENTS – SOVEREIGN BONDS – 0.6%
Bahrain – 0.1%
Bahrain Government International Bond 6.125%, 8/01/23(a)	U.S.$	8,585	$8,906,938

Croatia – 0.2%
Croatia Government International Bond 6.625%, 7/14/20(a)		5,350	5,778,000
6.75%, 11/05/19(a)		3,280	3,575,200

			9,353,200

Indonesia – 0.0%
Indonesia Government International Bond 8.50%, 10/12/35(a)		1,645	2,130,275

Nigeria – 0.1%
Nigeria - Recap Linked (Citi) 15.10%, 5/01/17(a)	NGN	736,200	4,981,867

Turkey – 0.0%
Turkey Government International Bond 7.375%, 2/05/25	U.S.$	1,649	1,929,330

United Arab Emirates – 0.2%
Emirate of Dubai Government International Bonds 7.75%, 10/05/20(a)		7,645	9,116,662

Total Governments – Sovereign Bonds (cost $33,821,355)			36,418,272

ASSET-BACKED SECURITIES – 0.3%
Home Equity Loans - Fixed Rate – 0.2%
Countrywide Asset-Backed Certificates Series 2005-7, Class AF5W 5.054%, 10/25/35		2,108	2,003,795
CSAB Mortgage Backed Trust Series 2006-2, Class A6A 5.72%, 9/25/36		1,556	1,183,136
GSAA Home Equity Trust Series 2005-12, Class AF5 5.659%, 9/25/35		2,300	1,988,341
Series 2006-10, Class AF3 5.985%, 6/25/36		2,103	1,152,168
Lehman XS Trust Series 2006-17, Class WF32 5.55%, 11/25/36		2,533	2,138,971
Series 2007-6, Class 3A5 5.72%, 5/25/37		1,016	969,573

70	• ALLIANCEBERNSTEIN HIGH INCOME FUND

Portfolio of Investments

		Principal Amount (000)	U.S. $ Value

Morgan Stanley Mortgage Loan Trust Series 2006-15XS, Class A3 5.988%, 11/25/36	U.S.$	1,989	$1,173,859
Series 2007-8XS, Class A2 6.00%, 4/25/37		1,860	1,295,702

			11,905,545

Home Equity Loans - Floating Rate – 0.1%
GSAA Home Equity Trust Series 2006-6, Class AF4 6.121%, 3/25/36(k)		5,369	3,175,942
Series 2006-6, Class AF5 5.249%, 3/25/36(k)		4,344	2,569,652

			5,745,594

Autos - Fixed Rate – 0.0%
Exeter Automobile Receivables Trust Series 2013-1A, Class D 5.05%, 10/15/19(a)		930	916,563

Total Asset-Backed Securities (cost $18,043,080)			18,567,702

LOCAL GOVERNMENTS – REGIONAL BONDS – 0.1%
Argentina – 0.0%
Provincia de Cordoba 12.375%, 8/17/17(a)		4,226	3,930,180

Colombia – 0.1%
Bogota Distrito Capital 9.75%, 7/26/28(a)	COP	6,665,000	4,464,231

Total Local Governments – Regional Bonds (cost $7,026,232)			8,394,411

		Shares
COMMON STOCKS – 0.4%
American Media Operations, Inc.(e)(i)(j)		15,926	47,778
Dawn Holdings, Inc.(i)(j)(p)		7	6,942
Gallery Media(i)(j)(p)		202	292,900
Greektown Superholdings, Inc.(e)(i)(j)		541	48,690
Keystone Automotive Operations, Inc.(e)(i)(j)		41,929	47,380
Mt. Logan Re Ltd. (Preference Shares)(e)		24,500	25,916,766
Neenah Enterprises, Inc.(e)(i)(j)		49,578	172,036
New Cotai LLC(e)(i)(j)		13	314,925

ALLIANCEBERNSTEIN HIGH INCOME FUND •	71

Portfolio of Investments

Company	Shares	U.S. $ Value

U.S. Shipping Corp.(e)(i)(j)	27,473	$	– 0	–

Total Common Stocks (cost $26,362,006)			26,847,417

	Notional Amount (000)
OPTIONS PURCHASED – PUTS – 0.0%
Swaptions – 0.0%
CDX NAHY.20 RTP BNP Paribas (Buy Protection) Expiration: Nov 2013, Exercise Rate: 1.03%(j)	68,100		5,607
CDX NAHY.21 RTP Deutsche Bank (Buy Protection) Expiration: Dec 2013, Exercise Rate: 1.03%(j)	133,589		368,520

			374,127

	Contracts
Options on Funds and Investment Trusts – 0.0%
SPDR S&P 500 ETF Trust Expiration: Nov 2013, Exercise Price: $ 162.00(j)(q)	1,715		15,435
SPDR S&P 500 ETF Trust Expiration: Nov 2013, Exercise Price: $ 164.00(j)(q)	3,329		36,619
SPDR S&P 500 ETF Trust Expiration: Dec 2013, Exercise Price: $ 152.00(j)(q)	3,385		71,085
SPDR S&P 500 ETF Trust Expiration: Dec 2013, Exercise Price: $ 164.00(j)(q)	3,385		247,105

			370,244

Total Options Purchased – Puts (premiums paid $3,176,840)			744,371

	Shares
WARRANTS – 0.0%
Fairpoint Communications, Inc., expiring 1/24/18(e)(j)	6,740		236
Alion Science and Technology Corp., expiring 11/01/14(i)(j)(l)	1,050		– 0	–
iPayment Holdings, Inc., expiring 11/15/18(e)(i)(j)	2,952		– 0	–
Talon Equity Co. NV, expiring 11/24/15(e)(i)(j)	877		– 0	–

Total Warrants (cost $6)			236

72	• ALLIANCEBERNSTEIN HIGH INCOME FUND

Portfolio of Investments

Company		Shares	U.S. $ Value

SHORT-TERM INVESTMENTS – 4.4%
Investment Companies – 4.4%
AllianceBernstein Fixed-Income Shares, Inc. – Government STIF Portfolio, 0.08%(r) (cost $260,237,615)		260,237,615	$260,237,615

		Principal Amount (000)
Treasury Bill – 0.0%
Nigeria – 0.0%
Nigeria Treasury Bills Series 364 Zero Coupon, 1/23/14 (cost $2,844,890)	NGN	467,000	2,863,286

Total Short-Term Investments (cost $263,082,505)			263,100,901

Total Investments – 103.0% (cost $5,868,645,615)			6,136,521,293
Other assets less liabilities – (3.0)%			(179,739,787)

Net Assets – 100.0%			$5,956,781,506

FUTURES (see Note D)

Type	Number of Contracts	Expiration Month	Original Value	Value at October 31, 2013	Unrealized Appreciation/ (Depreciation)
Purchased Contracts
U.S. T-Note 2 Yr (CBT) Futures	2,714	December 2013	$596,231,875	$598,224,983	$1,993,108
U.S. T-Note 5 Yr (CBT) Futures	4,959	December 2013	592,534,645	603,448,314	10,913,669

					$12,906,777

FORWARD CURRENCY EXCHANGE CONTRACTS (see Note D)

Counterparty	Contracts to Deliver (000)		In Exchange For (000)		Settlement Date	Unrealized Appreciation/ (Depreciation)
Barclays Capital, Inc.	EUR	2,198	USD	2,977	11/08/13	$(7,915)
Barclays Capital, Inc.	IDR	155,407,820	USD	13,662	12/06/13	(305,761)
Barclays Capital, Inc.	USD	3,273	HUF	706,638	12/13/13	(35,992)
BNP Paribas SA	USD	81,914	EUR	60,549	11/08/13	296,429
Brown Brothers Harriman & Co.	EUR	1,685	USD	2,305	11/08/13	16,055
Brown Brothers Harriman & Co.	GBP	112	USD	179	11/08/13	(500)
Brown Brothers Harriman & Co.	USD	10,001	EUR	7,386	11/08/13	31,771
Brown Brothers Harriman & Co.	USD	6,130	EUR	4,500	11/08/13	(24,375)
Citibank	USD	710	EUR	525	11/08/13	3,019

ALLIANCEBERNSTEIN HIGH INCOME FUND •	73

Portfolio of Investments

Counterparty	Contracts to Deliver (000)		In Exchange For (000)		Settlement Date	Unrealized Appreciation/ (Depreciation)
Citibank	ZAR	154,337	USD	15,430	11/21/13	$93,780
Credit Suisse International	GBP	447	USD	718	11/08/13	1,312
Credit Suisse International	GBP	149,717	USD	237,954	11/08/13	(2,093,455)
Deutsche Bank	USD	613	GBP	379	11/08/13	(6,545)
Deutsche Bank	CAD	9,492	USD	9,145	12/05/13	48,491
Goldman Sachs	GBP	793	USD	1,280	11/08/13	8,487
Goldman Sachs	USD	37,000	RUB	1,191,541	11/15/13	76,711
JPMorgan Chase Bank, NA	USD	117,471	GBP	72,415	11/08/13	(1,365,252)
Morgan Stanley	PEN	73,845	USD	26,647	12/05/13	125,060
Royal Bank of Scotland	COP	14,654,708	USD	7,657	11/08/13	(84,205)
Standard Chartered Bank	BRL	58,649	USD	26,627	11/04/13	446,917
Standard Chartered Bank	USD	26,842	BRL	58,649	11/04/13	(661,397)
Standard Chartered Bank	BRL	58,649	USD	26,659	12/03/13	661,337
UBS Securities LLC	BRL	58,649	USD	26,037	11/04/13	(142,960)
UBS Securities LLC	USD	26,627	BRL	58,649	11/04/13	(446,917)
UBS Securities LLC	EUR	310,632	USD	414,976	11/08/13	(6,790,961)
UBS Securities LLC	USD	623	GBP	386	11/08/13	(4,346)
UBS Securities LLC	USD	114,651	MXN	1,483,870	11/15/13	(1,030,811)
UBS Securities LLC	AUD	5,899	USD	5,652	12/19/13	93,703

						$(11,098,320)

CREDIT DEFAULT SWAPTIONS WRITTEN (see Note D)

Description	Counter- party	Buy/Sell Protection	Strike Rate	Expiration Date	Notional Amount (000)*	Premiums Received	Market Value
Put - CDX NAHY-20 5 Year Index	BNP Paribas	Sell	100.00%	11/20/13	$137,000	$(598,690)	$(1,534)
Put - CDX NAHY-21 5 Year Index	Deutsche Bank AG	Sell	99.00	12/18/13	267,180	(507,642)	(165,179)

						$(1,106,332)	$(166,713)

*	Represents original notional which currently trades at a factor of 0.99

CENTRALLY CLEARED CREDIT DEFAULT SWAPS (see Note D)

Clearing Broker/ (Exchange) & Referenced Obligation	Fixed Rate (Pay) Receive	Implied Credit Spread at October 31, 2013	Notional Amount (000)	Market Value	Upfront Premiums Paid (Received)	Unrealized Appreciation/ (Depreciation)
Buy Contracts
Morgan Stanley & Co. LLC (INTRCONX):
CDX NAHY-20 5 Year Index, 12/20/18*	(5.00)%	3.51%	$180,000	$(12,859,791)	$(7,968,327)	$(4,891,464)
CDX NAIG-21 5 Year Index, 12/20/18*	(1.00)	0.73	600,000	(8,676,088)	(7,976,090)	(699,998)

74	• ALLIANCEBERNSTEIN HIGH INCOME FUND

Portfolio of Investments

Clearing Broker/ (Exchange) & Referenced Obligation	Fixed Rate (Pay) Receive	Implied Credit Spread at October 31, 2013	Notional Amount (000)	Market Value	Upfront Premiums Paid (Received)	Unrealized Appreciation/ (Depreciation)

Sale Contracts
Morgan Stanley & Co. LLC (INTRCONX):
CDX NAHY-20 5 Year Index, 6/20/18*	5.00%	3.14%	$23,611	$1,937,889	$887,218	$1,050,671
CDX NAHY-20 5 Year Index, 6/20/18*	5.00	3.14	70,000	5,745,298	3,471,319	2,273,979
CDX NAHY-21 5 Year Index, 12/20/18*	5.00	3.51	180,000	12,975,000	11,925,000	1,050,000
CDX NAIG-20 5 Year Index, 6/20/18*	1.00	0.64	18,800	323,247	171,360	151,887
CDX NAIG-20 5 Year Index, 6/20/18*	1.00	0.64	32,860	564,996	327,344	237,652

				$10,551	$837,824	$(827,273)

*	Termination date

CENTRALLY CLEARED INTEREST RATE SWAPS (see Note D)

			Rate Type
Clearing Broker/ (Exchange)	Notional Amount (000)	Termination Date	Payments made by the Fund	Payments received by the Fund	Unrealized Appreciation/ (Depreciation)
Morgan Stanley & Co. LLC/(CME)	$160,240	10/15/23	2.83%	3 Month LIBOR	$(2,416,529)
Morgan Stanley & Co. LLC/(CME)	49,410	5/01/18	0.83%	3 Month LIBOR	762,571

					$(1,653,958)

CREDIT DEFAULT SWAPS (see Note D)

Swap Counterparty & Referenced Obligation	Fixed Rate (Pay) Receive	Implied Credit Spread at October 31, 2013	Notional Amount (000)		Market Value	Upfront Premiums Paid (Received)	Unrealized Appreciation/ (Depreciation)
Buy Contracts
Bank of America, NA:
Fiat Finance North America, Inc., 5.625% 6/12/17, 6/20/18*	(5.00)%	3.59%	EUR	3,030	$(257,683)	$(116,149)	$(141,534)

ALLIANCEBERNSTEIN HIGH INCOME FUND •	75

Portfolio of Investments

Swap Counterparty & Referenced Obligation	Fixed Rate (Pay) Receive		Implied Credit Spread at October 31, 2013		Notional Amount (000)		Market Value	Upfront Premiums Paid (Received)	Unrealized Appreciation/ (Depreciation)
Fiat Finance North America, Inc., 5.625% 6/12/17, 6/20/18*	(5.00	) %	3.59%		EUR	3,762	$(319,936)	$(123,982)	$(195,954)
Barclays Bank PLC:
Liz Claiborne, Inc., 5.00% 7/8/13, 12/20/13*	(5.00)		0.15			$1,090	(13,845)	4,633	(18,478)
The McClatchy Company, 5.75% 9/1/17, 12/20/13*	(5.00)		1.09			1,090	(12,414)	8,686	(21,100)
Credit Suisse:
Alcatel-Lucent USA, Inc., 6.50% 1/15/28, 12/20/18*	(5.00)		3.61			720	(50,539)	(38,289)	(12,250)
Deutsche Bank AG:
Ally Financial, Inc., 7.50% 9/15/20, 6/20/17*	(5.00)		1.49			4,500	(575,450)	(166,176)	(409,274)
Goldman Sachs Bank USA:
CDX-NAHY Series 11 5 Year Index, 12/20/13*	– 0	–	– 0	–		2,791	829,128	337,611	491,517
JPMorgan Chase Bank, NA:
MBIA, Inc., 6.625% 10/01/28, 12/20/13*	(5.00)		1.84			2,180	(22,535)	48,255	(70,790)
Morgan Stanley Capital Services LLC:
AK Steel Corp., 7.625% 5/15/20, 6/20/15*	(5.00)		5.92			5,807	85,927	136,667	(50,740)
AK Steel Corp., 7.625% 5/15/20, 6/20/15*	(5.00)		5.92			5,808	85,941	147,499	(61,558)
AK Steel Corp., 7.625% 5/15/20, 9/20/15*	(5.00)		6.48			3,695	93,095	224,446	(131,351)
AK Steel Corp., 7.625% 5/15/20, 9/20/15*	(5.00)		6.48			15,440	390,754	1,236,995	(846,241)
Cooper Tire & Rubber Co., 7.625% 3/15/27, 9/20/18*	(5.00)		4.22			1,601	(59,887)	(59,669)	(218)
Fiat SpA, 6.625% 2/15/13, 12/20/17*	(5.00)		3.27		EUR	2,655	(260,366)	160,619	(420,985)
Fiat SpA, 6.625% 2/15/13, 12/20/17*	(5.00)		3.27			3,795	(372,161)	233,972	(606,133)

76	• ALLIANCEBERNSTEIN HIGH INCOME FUND

Portfolio of Investments

Swap Counterparty & Referenced Obligation	Fixed Rate (Pay) Receive	Implied Credit Spread at October 31, 2013	Notional Amount (000)	Market Value	Upfront Premiums Paid (Received)	Unrealized Appreciation/ (Depreciation)
UBS AG:
Alcatel-Lucent USA Inc., 6.50% 1/15/28, 9/20/18*	(5.00)%	3.38%	$880	$(66,519)	$29,290	$(95,809)
Alcatel-Lucent USA, Inc., 6.50% 1/15/28, 9/20/18*	(5.00)	3.38	560	(42,330)	18,649	(60,979)

Sale Contracts
Bank of America, NA:
HCA, Inc., 6.375% 1/15/15, 6/20/17*	5.00	1.52	6,000	760,459	40,766	719,693
Sanmina-SCI Corp., 8.125% 3/1/16, 6/20/17*	5.00	1.48	5,990	764,038	(247,532)	1,011,570
Barclays Bank PLC:
AK Steel Corp., 7.625% 5/15/20, 6/20/17*	5.00	8.74	5,150	(542,728)	(470,670)	(72,058)
Amkor Technology, Inc., 7.375% 5/1/18, 6/20/18*	5.00	3.31	8,098	603,760	123,756	480,004
Amkor Technology, Inc., 7.375% 5/1/18, 6/20/18*	5.00	3.31	7,262	541,429	110,980	430,449
Cablevision Systems Corp., 8.00% 4/15/12, 3/20/16*	5.00	0.93	3,000	300,744	180,902	119,842
Clear Channel Communications, Inc., 6.875% 6/15/18, 12/20/14*	5.00	5.46	5,820	6,344	(325,748)	332,092
Clear Channel Communications, Inc., 6.875% 6/15/18, 3/20/16*	5.00	8.27	3,000	(212,169)	(606,225)	394,056
Freescale Semiconductor, Inc., 8.05% 2/1/20, 6/20/17*	5.00	2.72	3,990	324,215	(244,664)	568,879
Freescale Semiconductor, Inc., 8.875% 12/15/14, 6/20/16*	5.00	1.55	5,000	449,679	(82,775)	532,454
Health Management Associates, Inc., 6.125% 4/15/16, 6/20/17*	5.00	0.91	5,950	898,390	(25,957)	924,347
Levi Strauss & Co., 8.875% 4/1/16, 3/20/16*	5.00	0.74	1,500	159,584	31,920	127,664

ALLIANCEBERNSTEIN HIGH INCOME FUND •	77

Portfolio of Investments

Swap Counterparty & Referenced Obligation	Fixed Rate (Pay) Receive	Implied Credit Spread at October 31, 2013	Notional Amount (000)		Market Value	Upfront Premiums Paid (Received)	Unrealized Appreciation/ (Depreciation)
MGM Resorts International, 7.625% 1/15/17, 6/20/18*	5.00%	2.53%		$4,691	$517,081	$280,805	$236,276
NXP BV, 0.00% 10/15/13, 3/20/16*	5.00	1.03		3,010	297,348	107,122	190,226
NXP BV, 0.00% 10/15/13, 3/20/18*	5.00	2.17	EUR	1,750	290,297	105,501	184,796
Virgin Media Finance PLC, 9.50% 8/15/16, 6/20/17*	5.00	2.40		$4,000	371,692	41,681	330,011
Virgin Media Finance PLC, 9.50% 8/15/16, 6/20/17*	5.00	2.40		4,500	418,153	94,829	323,324
Citibank, NA:
MGM Resorts International, 7.625% 1/15/17, 6/20/18*	5.00	2.53		6,177	680,880	380,276	300,604
New Albertsons, Inc., 8.00% 5/1/31, 9/20/14*	5.00	1.19		5,800	223,274	(488,878)	712,152
Credit Suisse International:
American Axle & Manufacturing, Inc., 7.875% 3/1/17, 6/20/18*	5.00	2.87		9,120	863,060	167,402	695,658
Avis Budget Car Rental LLC, 8.25% 1/15/19, 9/20/18*	5.00	2.64		919	101,882	80,155	21,727
Avis Budget Car Rental LLC, 8.25% 1/15/19, 9/20/18*	5.00	2.64		881	97,669	81,021	16,648
Chesapeake Energy Corp., 6.625% 8/15/20, 12/20/17*	5.00	1.53		5,000	717,862	9,999	707,863
Health Management Associates, Inc., 6.125% 4/15/16, 12/20/17*	5.00	1.08		2,570	421,049	134,198	286,851
Levi Strauss & Co., 7.625% 5/15/20, 12/20/17*	5.00	1.54		5,120	738,525	(40,954)	779,479
Mediacom LLC, 9.125% 8/15/19, 12/20/17*	5.00	2.22		2,500	290,762	42,680	248,082

78	• ALLIANCEBERNSTEIN HIGH INCOME FUND

Portfolio of Investments

Swap Counterparty & Referenced Obligation	Fixed Rate (Pay) Receive	Implied Credit Spread at October 31, 2013	Notional Amount (000)		Market Value	Upfront Premiums Paid (Received)	Unrealized Appreciation/ (Depreciation)
MGM Resorts International, 7.625% 1/15/17, 6/20/18*	5.00%	2.53%		$2,252	$248,233	$144,361	$103,872
Wind Acquisition Finance S.A., 11.00% 12/1/15, 6/20/16*	5.00	2.38		7,500	521,549	218,569	302,980
Goldman Sachs Bank USA:
American Axle & Manufacturing, Inc., 7.875% 3/1/17, 6/20/18*	5.00	2.87		6,582	622,879	87,489	535,390
CDX-NAHY Series 15 3 Year Index, 12/20/13*	5.00	17.82		26,785	(314,578)	(405,292)	90,714
CDX-NAIG Series 9 10 Year Index, 12/20/17*	5.00	4.28		5,700	194,480	(717,725)	912,205
Chesapeake Energy Corp., 6.625% 8/15/20, 6/20/17*	5.00	1.37		5,250	697,244	(269,728)	966,972
ConvaTec Healthcare E S.A., 10.875% 12/15/18, 6/20/17*	5.00	3.00	EUR	3,870	373,126	(566,402)	939,528
KB Home, 6.25% 6/15/15, 6/20/17*	5.00	2.18		$6,000	604,464	(465,470)	1,069,934
Mediacom LLC/Mediacom Capital, 9.125% 8/15/19, 3/20/16*	5.00	0.56		6,000	646,967	(153,777)	800,744
Owens-Illinois, Inc., 7.80% 5/15/18, 12/20/17*	5.00	1.20		3,000	476,610	217,847	258,763
JPMorgan Chase Bank, NA:
Sabre Holdings Corp., 6.35% 3/15/16, 6/20/16*	5.00	1.36		1,985	196,175	(113,783)	309,958
Morgan Stanley Capital Services LLC:
AK Steel Corp., 7.625% 5/15/20, 3/20/16*	5.00	8.30		3,000	(194,571)	29,519	(224,090)
AK Steel Corp., 7.625% 5/15/20, 6/20/18*	5.00	9.29		6,024	(862,417)	(1,014,380)	151,963
AK Steel Corp., 7.625% 5/15/20, 6/20/18*	5.00	9.29		6,026	(862,703)	(988,887)	126,184

ALLIANCEBERNSTEIN HIGH INCOME FUND •	79

Portfolio of Investments

Swap Counterparty & Referenced Obligation	Fixed Rate (Pay) Receive	Implied Credit Spread at October 31, 2013	Notional Amount (000)		Market Value	Upfront Premiums Paid (Received)	Unrealized Appreciation/ (Depreciation)
AK Steel Corp., 7.625% 5/15/20, 9/20/18*	5.00%	9.44%		$2,739	$(417,742)	$(582,038)	$164,296
AK Steel Corp., 7.625% 5/15/20, 9/20/18*	5.00	9.44		17,310	(2,640,056)	(4,089,488)	1,449,432
CDX-NAIG Series 19 5 Year Index, 12/20/17*	1.00	2.56		463	(28,357)	(69,050)	40,693
Chesapeake Energy Corp., 6.625% 8/15/20, 6/20/18*	5.00	1.74		5,500	807,858	368,911	438,947
NXP BV, 0.00% 10/15/13, 9/20/17*	5.00	1.86	EUR	3,720	613,092	(197,044)	810,136
UBS AG:
Levi Strauss & Co., 8.875% 4/1/16, 6/20/17*	5.00	1.26		$6,690	913,971	(293,018)	1,206,989

					$11,110,683	$(7,295,739)	$18,406,422

*	Termination date

INTEREST RATE SWAPS (see Note D)

			Rate Type
Swap Counterparty	Notional Amount (000)	Termination Date	Payments made by the Fund	Payments received by the Fund	Unrealized Appreciation/ (Depreciation)
Credit Suisse International	$650,000	10/29/14	0.41%	3 Month LIBOR	$(813,157)
Credit Suisse International	61,630	12/07/14	0.36%	3 Month LIBOR	(105,328)
Credit Suisse International	99,800	1/31/15	0.44%	3 Month LIBOR	(262,104)
Credit Suisse International	600,000	4/08/18	0.93%	3 Month LIBOR	8,681,267
Goldman Sachs Bank USA	88,500	11/05/14	0.38%	3 Month LIBOR	(183,143)
JPMorgan Chase Bank, NA	109,340	2/19/15	0.42%	3 Month LIBOR	(177,288)

					$7,140,247

REVERSE REPURCHASE AGREEMENTS (see Note D)

Broker	Principal Amount (000’s)	Currency	Interest Rate		Maturity	U.S. $ Value at October 31, 2013
Barclays Capital, Inc.†	1,971	USD	(5.75	)%*	—	$1,957,778
Barclays Capital, Inc.†	612	USD	(5.75	)%*	—	611,777
Barclays Capital, Inc.†	4,239	USD	(1.75	)%*	—	4,230,345

80	• ALLIANCEBERNSTEIN HIGH INCOME FUND

Portfolio of Investments

Broker	Principal Amount (000’s)	Currency	Interest Rate		Maturity	U.S. $ Value at October 31, 2013
Barclays Capital, Inc.†	4,921	USD	(1.63	)%*	—	$4,920,716
Barclays Capital, Inc.†	1,512	USD	(1.63	)%*	—	1,512,413
Barclays Capital, Inc.†	1,400	USD	(1.50	)%*	—	1,397,924
Barclays Capital, Inc.†	558	EUR	(1.50	)%*	—	755,748
Barclays Capital, Inc.†	3,845	USD	(1.25	)%*	—	3,839,642
Barclays Capital, Inc.†	2,436	USD	(1.25	)%*	—	2,432,447
Barclays Capital, Inc.†	16,154	USD	(1.00	)%*	—	16,149,538
Barclays Capital, Inc.†	12,360	USD	(1.00	)%*	—	12,356,223
Barclays Capital, Inc.†	354	USD	(1.00	)%*	—	353,490
Barclays Capital, Inc.†	1,639	USD	(0.75	)%*	—	1,636,702
Barclays Capital, Inc.†	654	USD	(0.75	)%*	—	652,819
Barclays Capital, Inc.†	4,319	USD	(0.50	)%*	—	4,318,730
Barclays Capital, Inc.†	2,078	USD	(0.50	)%*	—	2,078,167
Barclays Capital, Inc.†	7,193	USD	(0.25	)%*	—	7,192,701
Barclays Capital, Inc.†	4,806	USD	(0.25	)%*	—	4,805,883
Barclays Capital, Inc.†	4,806	USD	(0.25	)%*	—	4,805,883
Barclays Capital, Inc.†	2,675	USD	(0.25	)%*	—	2,674,944
Barclays Capital, Inc.†	1,548	USD	(0.25	)%*	—	1,547,903
Barclays Capital, Inc.†	1,521	USD	(0.25	)%*	—	1,520,482
Barclays Capital, Inc.†	6,097	EUR	(0.25	)%*	—	8,405,629
Barclays Capital, Inc.†	4,119	USD	(0.10	)%*	—	4,118,894
Barclays Capital, Inc.†	2,633	USD	(0.10	)%*	—	2,632,493
Barclays Capital, Inc.†	1,690	USD	(0.05	)%*	—	1,689,901
Credit Suisse Securities†	344	USD	(3.00	)%*	—	343,084
Credit Suisse Securities†	1,591	USD	(2.75	)%*	—	1,587,226
Credit Suisse Securities†	876	USD	(2.75	)%*	—	875,732
Credit Suisse Securities†	2,205	USD	(1.50	)%*	—	2,203,071
Credit Suisse Securities†	827	USD	(1.25	)%*	—	825,583
Credit Suisse Securities†	1,936	USD	(1.00	)%*	—	1,935,410
Credit Suisse Securities†	397	USD	(1.00	)%*	—	396,026
Credit Suisse Securities†	10,287	USD	(0.75	)%*	—	10,281,767
Credit Suisse Securities†	7,490	EUR	(0.75	)%*	—	10,169,124
Credit Suisse Securities†	2,382	EUR	(0.65	)%*	—	3,234,044
Credit Suisse Securities†	4,370	USD	(0.50	)%*	—	4,370,213
Credit Suisse Securities†	3,060	EUR	(0.50	)%*	—	4,155,109
Credit Suisse Securities†	2,286	USD	(0.50	)%*	—	2,285,834
Credit Suisse Securities†	1,545	USD	(0.50	)%*	—	1,545,100
Credit Suisse Securities†	102	USD	(0.50	)%*	—	101,845
Credit Suisse Securities†	7,525	USD	(0.25	)%*	—	7,524,948
Credit Suisse Securities†	7,516	USD	(0.25	)%*	—	7,514,058
Credit Suisse Securities†	5,333	USD	(0.25	)%*	—	5,332,093
Credit Suisse Securities†	4,845	USD	(0.25	)%*	—	4,844,293
Credit Suisse Securities†	4,554	USD	(0.25	)%*	—	4,553,905
Credit Suisse Securities†	3,553	USD	(0.25	)%*	—	3,546,184
Credit Suisse Securities†	2,458	USD	(0.25	)%*	—	2,457,937
Credit Suisse Securities†	2,370	USD	(0.25	)%*	—	2,369,934
Credit Suisse Securities†	2,192	USD	(0.25	)%*	—	2,191,930
Credit Suisse Securities†	10,101	USD	(0.15	)%*	—	10,100,832
Credit Suisse Securities†	3,725	USD	(0.15	)%*	—	3,723,848
Credit Suisse Securities†	2,589	EUR	(0.15	)%*	—	3,515,187
Credit Suisse Securities†	6,252	USD	(0.05	)%*	—	6,251,674
Credit Suisse Securities†	3,915	USD	(0.05	)%*	—	3,914,984
Credit Suisse Securities†	1,075	USD	(0.05	)%*	—	1,074,969

ALLIANCEBERNSTEIN HIGH INCOME FUND •	81

Portfolio of Investments

Broker	Principal Amount (000’s)	Currency	Interest Rate		Maturity	U.S. $ Value at October 31, 2013
Credit Suisse Securities†	1,898	USD	0.00%		—	$1,897,500
Credit Suisse Securities†	1,845	USD	0.00%		—	1,844,500
Credit Suisse Securities†	1,702	USD	0.00%		—	1,702,000
Credit Suisse Securities†	1,278	USD	0.00%		—	1,278,125
Credit Suisse Securities†	1,094	USD	0.00%		—	1,093,750
Credit Suisse Securities†	597	USD	0.00%		—	596,562
Deutsche Bank Securities, Inc.†	2,284	USD	(1.25	)%*	—	2,284,121
Deutsche Bank Securities, Inc.†	4,888	USD	(0.05	)%*	—	4,887,330
ING Bank NV†	590	USD	(6.50	)%*	—	588,880
ING Bank NV†	2,210	USD	(6.50	)%*	—	2,210,000
ING Bank NV†	604	USD	(2.75	)%*	—	602,532
ING Bank NV†	483	USD	(2.13	)%*	—	482,706
ING Bank NV†	172	USD	(2.13	)%*	—	171,449
ING Bank NV†	224	USD	(2.00	)%*	—	224,361
ING Bank NV†	2,058	USD	(1.00	)%*	—	2,056,928
ING Bank NV†	848	USD	(0.75	)%*	—	847,629
ING Bank NV†	814	USD	(0.50	)%*	—	813,763
ING Bank NV†	4,026	USD	(0.25	)%*	—	4,026,281
JPMorgan Chase Bank, NA†	573	USD	(1.75	)%*	—	573,000
JPMorgan Chase Bank, NA	597	USD	(1.75	)%*	11/4/13	595,172
JPMorgan Chase Bank, NA†	3,008	USD	0.00%		—	3,008,200

						$243,609,905

†	The reverse repurchase agreement matures on demand. Interest rate resets daily and the rate shown is the rate in effect on October 31, 2013.

*	Interest payment due from counterparty.

(a)	Security is exempt from registration under Rule 144A of the Securities Act of 1933. These securities are considered liquid and may be resold in transactions exempt from registration, normally to qualified institutional buyers. At October 31, 2013, the aggregate market value of these securities amounted to $2,417,681,928 or 40.6% of net assets.

(b)	Position, or a portion thereof, has been segregated to collateralize reverse repurchase agreements. The market value of the collateral amounted to $239,219,793.

(c)	Variable rate coupon, rate shown as of October 31, 2013.

(d)	Pay-In-Kind Payments (PIK).

(e)	Illiquid security.

(f)	Security is in default and is non-income producing.

(g)	Defaulted.

(h)	Coupon rate adjusts periodically based upon a predetermined schedule. Stated interest rate in effect at October 31, 2013.

(i)	Fair valued by the Adviser.

(j)	Non-income producing security.

(k)	Floating Rate Security. Stated interest rate was in effect at October 31, 2013.

(l)	Security is exempt from registration under Rule 144A of the Securities Act of 1933. These securities, which represent 0.55% of net assets as of October 31, 2013, are considered illiquid and restricted.

82	• ALLIANCEBERNSTEIN HIGH INCOME FUND

Portfolio of Investments

Restricted Securities	Acquisition Date	Cost	Market Value			Percentage of Net Assets
Alion Science and Technology Corp., expiring 11/01/14	6/20/10	$6	$	– 0	–	0.00%
Dominican Republic 16.00%, 7/10/20	12/08/10	16,091,827		15,528,257		0.26
Dominican Republic 15.95%, 6/04/21	1/11/13	1,550,090		1,461,340		0.02
European Media Capital SA 10.00%, 2/01/15	8/18/10	536,667		509,834		0.01
IIRSA Norte Finance Ltd. 8.75%, 5/30/24	8/20/09	770,086		876,654		0.01
Republic of Costa Rica 10.58%, 6/22/16	1/07/13	8,656,213		8,997,935		0.15
Republic of Costa Rica 11.13%, 3/28/18	1/07/13	5,591,090		5,864,577		0.10

(m)	IO – Interest Only

(n)	This position or a portion of this position represents an unsettled loan purchase. At October 31, 2013, the market value and unrealized gain of these unsettled loan purchases amounted to $16,577,750 and $758,374, respectively. The coupon rate will be determined at the time of settlement and will be based upon the London-Interbank Offered Rate (“LIBOR”) plus a premium which was determined at the time of purchase.

(o)	Position, or a portion thereof, has been segregated to collateralize OTC derivatives outstanding. The aggregate market value of these securities amounted to $11,828,410.

(p)	Restricted and illiquid security.

(q)	One contract relates to 100 shares.

(r)	Investment in affiliated money market mutual fund. The rate shown represents the 7-day yield as of period end.

The Fund currently owns investments collateralized by subprime mortgage loans. Subprime loans are offered to homeowners who do not have a history of debt or who have had problems meeting their debt obligations. Because repayment is less certain, subprime borrowers pay a higher rate of interest than prime borrowers. As of October 31, 2013, the Fund’s total exposure to subprime investments was 6.37% of net assets. These investments are valued in accordance with the Fund’s valuation policies (see Note A for additional details).

Currency Abbreviations:

AUD – Australian Dollar

BRL – Brazilian Real

CAD – Canadian Dollar

CHF – Swiss Franc

CLP – Chilean Peso

COP – Colombian Peso

CRC – Costa Rican Colon

DOP – Dominican Peso

EUR – Euro

GBP – Great British Pound

HUF – Hungarian Forint

IDR – Indonesian Rupiah

MXN – Mexican Peso

ALLIANCEBERNSTEIN HIGH INCOME FUND •	83

Portfolio of Investments

NGN – Nigerian Naira

PEN – Peruvian Nuevo Sol

PHP – Philippine Peso

RUB – Russian Ruble

USD – United States Dollar

ZAR – South African Rand

Glossary:

ARMs – Adjustable Rate Mortgages

CBT – Chicago Board of Trade

CDOR – Canadian Dealer Offered Rate

CDX-NAHY – North American High Yield Credit Default Swap Index

CDX-NAIG – North American Investment Grade Credit Default Swap Index

CMBS – Commercial Mortgage-Backed Securities

CME – Chicago Mercantile Exchange

ETF – Exchange Traded Fund

GO – General Obligation

INTRCONX – Inter-Continental Exchange

JSC – Joint Stock Company

JSFC – Joint Stock Financial Corporation

LIBOR – London Interbank Offered Rates

MTN – Medium Term Note

OJSC – Open Joint Stock Company

REIT – Real Estate Investment Trust

RTP – Real Time Pricing

SPDR – Standard & Poor’s Depository Receipt

See notes to financial statements.

84	• ALLIANCEBERNSTEIN HIGH INCOME FUND

Portfolio of Investments

STATEMENT OF ASSETS & LIABILITIES

October 31, 2013

Assets
Investments in securities, at value
Unaffiliated issuers (cost $5,608,408,000)	$5,876,283,678
Affiliated issuers (cost $260,237,615)	260,237,615
Cash	37,781,804	(a)(b)
Foreign currencies, at value (cost $13,055,538)	13,054,707
Dividends and interest receivable	101,646,112
Receivable for investment securities sold and foreign currency transactions	23,958,537
Receivable for capital stock sold	22,144,838
Unrealized appreciation on credit default swaps	21,845,964
Upfront premiums paid on centrally cleared swaps	16,782,241
Unrealized appreciation on interest rate swaps	8,681,267
Receivable for newly entered credit default swaps	8,676,089
Upfront premiums paid on credit default swaps	5,668,011
Unrealized appreciation of forward currency exchange contracts	1,903,072
Receivable for variation margin on centrally cleared interest rate swaps	317,994
Receivable for variation margin on futures	123,542

Total assets	6,399,105,471

Liabilities
Payable for reverse repurchase agreements	243,609,905
Payable for investment securities purchased and foreign currency transactions	107,255,963
Payable for capital stock redeemed	19,032,015
Upfront premiums received on centrally cleared swaps	15,944,417
Unrealized depreciation of forward currency exchange contracts	13,001,392
Payable for newly entered credit default swaps	12,975,000
Upfront premiums received on credit default swaps	12,963,750
Dividends payable	6,950,890
Unrealized depreciation on credit default swaps	3,439,542
Advisory fee payable	2,295,980
Distribution fee payable	1,854,744
Unrealized depreciation on interest rate swaps	1,541,020
Payable for variation margin on centrally cleared credit default swaps	303,037
Transfer Agent fee payable	169,868
Options written, at value (premiums received $1,106,332)	166,713
Administrative fee payable	17,311
Accrued expenses and other liabilities	802,418

Total liabilities	442,323,965

Net Assets	$5,956,781,506

Composition of Net Assets
Capital stock, at par	$622,997
Additional paid-in capital	5,606,755,404
Undistributed net investment income	38,080,738
Accumulated net realized gain on investment and foreign currency transactions	17,045,144
Net unrealized appreciation of investments and foreign currency denominated assets and liabilities	294,277,223

	$5,956,781,506

(a)	An amount of $16,569,418 has been segregated to collateralize margin requirements for open centrally cleared swaps outstanding at October 31, 2013.

(b)	An amount of $5,265,142 has been segregated to collateralize margin requirements for open futures outstanding at October 31, 2013.

See notes to financial statements.

ALLIANCEBERNSTEIN HIGH INCOME FUND •	85

Statement of Assets & Liabilities

Net Asset Value Per Share—24 billion shares of capital stock authorized, $.001 par value

Class	Net Assets	Shares Outstanding	Net Asset Value

A	$2,587,762,646	271,445,866	$9.53	*

B	$13,008,192	1,352,906	$9.62

C	$1,379,727,057	143,136,264	$9.64

Advisor	$1,754,585,066	183,822,427	$9.55

R	$65,429,007	6,864,994	$9.53

K	$52,131,770	5,467,377	$9.54

I	$104,127,642	10,905,944	$9.55

Z	$10,126	1,060	$9.55

*	The maximum offering price per share for Class A shares was $9.95 which reflects a sales charge of 4.25%.

See notes to financial statements.

86	• ALLIANCEBERNSTEIN HIGH INCOME FUND

Statement of Assets & Liabilities

STATEMENT OF OPERATIONS

Year Ended October 31, 2013

Investment Income
Interest	$399,934,200
Dividends
Unaffiliated issuers	5,489,085
Affiliated issuers	513,019
Other fee income	1,179,009	$407,115,313

Expenses
Advisory fee (see Note B)	26,576,731
Distribution fee—Class A	7,864,516
Distribution fee—Class B	161,881
Distribution fee—Class C	13,456,902
Distribution fee—Class R	283,119
Distribution fee—Class K	95,327
Transfer agency—Class A	2,715,762
Transfer agency—Class B	18,639
Transfer agency—Class C	1,402,233
Transfer agency—Advisor Class	1,625,492
Transfer agency—Class R	143,241
Transfer agency—Class K	53,836
Transfer agency—Class I	24,429
Printing	453,055
Registration fees	447,200
Custodian	428,343
Audit	87,227
Administrative	57,969
Directors’ fees	49,539
Legal	33,556
Miscellaneous	119,627

Total expenses before interest expense	56,098,624
Interest expense	222,466

Total expenses		56,321,090

Net investment income		350,794,223

Realized and Unrealized Gain (Loss) on Investment and Foreign Currency Transactions
Net realized gain (loss) on:
Investment transactions		(12,530,553)
Swaps		105,006,091
Futures		(14,172,745)
Options written		23,936,516
Unfunded loan commitments		660,000
Foreign currency transactions		25,892,628
Net change in unrealized appreciation/depreciation of:
Investments		8,142,780
Swaps		(17,349,075)
Futures		12,593,596
Options written		(695,503)
Unfunded loan commitments		(500,000)
Foreign currency denominated assets and liabilities		(16,708,846)

Net gain on investment and foreign currency transactions		114,274,889

Net Increase in Net Assets from Operations		$465,069,112

See notes to financial statements.

ALLIANCEBERNSTEIN HIGH INCOME FUND •	87

Statement of Operations

STATEMENT OF CHANGES IN NET ASSETS

	Year Ended October 31, 2013	Year Ended October 31, 2012
Increase (Decrease) in Net Assets from Operations
Net investment income	$350,794,223	$248,559,399
Net realized gain on investment and foreign currency transactions	128,791,937	36,233,219
Net change in unrealized appreciation/depreciation of investments and foreign currency denominated assets and liabilities	(14,517,048)	295,368,624

Net increase in net assets from operations	465,069,112	580,161,242
Dividends to Shareholders from
Net investment income
Class A	(179,187,102)	(138,317,514)
Class B	(996,898)	(1,399,655)
Class C	(81,369,875)	(58,058,929)
Advisor Class	(109,630,499)	(70,246,379)
Class R	(3,661,997)	(2,223,639)
Class K	(2,563,657)	(518,188)
Class I	(5,974,665)	(3,877,986)
Class Z	(30)	– 0	–
Capital Stock Transactions
Net increase	697,709,586	1,668,950,524
Capital Contributions
Proceeds from third party regulatory settlement (see Note E)	315,195	– 0	–

Total increase	779,709,170	1,974,469,476
Net Assets
Beginning of period	5,177,072,336	3,202,602,860

End of period (including undistributed net investment income of $38,080,738 and distributions in excess of net investment income of $(1,796,431), respectively)	$5,956,781,506	$5,177,072,336

See notes to financial statements.

88	• ALLIANCEBERNSTEIN HIGH INCOME FUND

Statement of Changes in Net Assets

STATEMENT OF CASH FLOWS

Year Ended October 31, 2013

Increase (Decrease) in Cash from Operating Activities:
Interest and dividends received	$375,208,065
Interest expense paid	(222,466)
Operating expenses paid	(55,453,040)
Purchases of long-term investments	(3,046,702,185)
Proceeds from disposition of long-term investments	1,998,269,013
Proceeds from disposition of short-term investments, net.	366,809,835
Proceeds from swap contracts, net	78,493,274
Proceeds from written options, net	20,539,288
Variation margin paid on futures, net.	(414,629)
Variation margin paid on centrally cleared swaps, net	(2,496,638)
Commitment fee proceeds	1,179,009
Decrease in cash collateral received from broker	(4,366,530)

Net decrease in cash from operating activities		$(269,157,004)
Financing Activities:
Cash dividends paid (net of dividend reinvestments)	(136,289,725)
Subscriptions of capital stock, net	464,236,137
Proceeds from third party regulatory settlement	315,195
Decrease in reverse repurchase agreements	(57,609,331)

Net increase in cash from financing activities		270,652,276
Effect of exchange rate on cash.		32,854,545

Net increase in cash		34,349,817
Cash, at beginning of period		16,486,694

Cash, at end of period.		$50,836,511

Reconciliation of Net Increase in Net Assets from Operations to Net Decrease in Cash from Operating Activities:
Net increase in net assets from operations	$465,069,112
Adjustments:
Increase in interest and dividends receivable	(19,097,589)
Net accretion of bond discount and amortization of bond premium	(11,470,825)
Inflation index adjustment	(159,825)
Increase in accrued expenses	645,584
Purchases of long-term investments	(3,046,702,185)
Proceeds from disposition of long-term investments	1,998,269,013
Proceeds from disposition of short-term investments, net.	366,809,835
Proceeds from swap contracts, net	78,493,274
Proceeds from written options, net	20,539,288
Variation margin paid on futures, net.	(414,629)
Variation margin paid on centrally cleared swaps, net	(2,496,638)
Decrease in cash collateral received from broker	(4,366,530)
Net realized gain on investment and foreign currency transactions	(128,791,937)
Net change in unrealized appreciation/depreciation of investments and foreign currency denominated assets and liabilities	14,517,048

Total adjustments		(734,226,116)

Net decrease in cash from operating activities		$(269,157,004)

In accordance with U.S. GAAP, the Fund has included a Statement of Cash Flows as a result of its significant investments in Level 3 securities throughout the period.

See notes to financial statements.

ALLIANCEBERNSTEIN HIGH INCOME FUND •	89

Statement of Cash Flows

NOTES TO FINANCIAL STATEMENTS

October 31, 2013

NOTE A

Significant Accounting Policies

AllianceBernstein High Income Fund, Inc. (the “Fund”), was incorporated in the State of Maryland on December 2, 1993, and is registered under the Investment Company Act of 1940 as a diversified, open-end management investment company. The Fund offers Class A, Class B, Class C, Advisor Class, Class R, Class K, Class I and Class Z shares. Effective October 15, 2013, the Fund commenced offering of Class Z shares. As of October 31, 2013, AllianceBernstein L.P. (the “Adviser”) was the sole shareholder of Class Z shares. Class A shares are sold with a front-end sales charge of up to 4.25% for purchases not exceeding $1,000,000. With respect to purchases of $1,000,000 or more, Class A shares redeemed within one year of purchase may be subject to a contingent deferred sales charge of 1%. Class B shares are currently sold with a contingent deferred sales charge which declines from 3% to zero depending on the period of time the shares are held. Effective January 31, 2009, sales of Class B shares of the Fund to new investors were suspended. Class B shares will only be issued (i) upon the exchange of Class B shares from another AllianceBernstein Mutual Fund, (ii) for purposes of dividend reinvestment, (iii) through the Fund’s Automatic Investment Program (the “Program”) for accounts that established the Program prior to January 31, 2009, and (iv) for purchases of additional shares by Class B shareholders as of January 31, 2009. The ability to establish a new Program for accounts containing Class B shares was suspended as of January 31, 2009. Class B shares will automatically convert to Class A shares six years after the end of the calendar month of purchase. Class C shares are subject to a contingent deferred sales charge of 1% on redemptions made within the first year after purchase. Class R and Class K shares are sold without an initial or contingent deferred sales charge. Advisor Class, Class I and Class Z shares are sold without an initial or contingent deferred sales charge and are not subject to ongoing distribution expenses. All eight classes of shares have identical voting, dividend, liquidation and other rights, except that the classes bear different distribution and transfer agency expenses. Each class has exclusive voting rights with respect to its distribution plan. The financial statements have been prepared in conformity with U.S. generally accepted accounting principles (“U.S. GAAP”), which require management to make certain estimates and assumptions that affect the reported amounts of assets and liabilities in the financial statements and amounts of income and expenses during the reporting period. Actual results could differ from those estimates. The following is a summary of significant accounting policies followed by the Fund.

1. Security Valuation

Portfolio securities are valued at their current market value determined on the basis of market quotations or, if market quotations are not readily available or are deemed unreliable, at “fair value” as determined in accordance with procedures established by and under the general supervision of the Fund’s Board of Directors (“the Board”).

90	• ALLIANCEBERNSTEIN HIGH INCOME FUND

Notes to Financial Statements

In general, the market values of securities which are readily available and deemed reliable are determined as follows: securities listed on a national securities exchange (other than securities listed on the NASDAQ Stock Market, Inc. (“NASDAQ”)) or on a foreign securities exchange are valued at the last sale price at the close of the exchange or foreign securities exchange. If there has been no sale on such day, the securities are valued at the last traded price from the previous day. Securities listed on more than one exchange are valued by reference to the principal exchange on which the securities are traded; securities listed only on NASDAQ are valued in accordance with the NASDAQ Official Closing Price; listed or over the counter (“OTC”) market put or call options are valued at the mid level between the current bid and ask prices. If either a current bid or current ask price is unavailable, AllianceBernstein L.P. (the “Adviser”) will have discretion to determine the best valuation (e.g. last trade price in the case of listed options); open futures contracts are valued using the closing settlement price or, in the absence of such a price, the most recent quoted bid price. If there are no quotations available for the day of valuation, the last available closing settlement price is used; U.S. government securities and other debt instruments having 60 days or less remaining until maturity are valued at amortized cost if their original maturity was 60 days or less; or by amortizing their fair value as of the 61st day prior to maturity if their original term to maturity exceeded 60 days; fixed-income securities, including mortgage-backed and asset-backed securities, may be valued on the basis of prices provided by a pricing service or at a price obtained from one or more of the major broker-dealers. In cases where broker-dealer quotes are obtained, the Adviser may establish procedures whereby changes in market yields or spreads are used to adjust, on a daily basis, a recently obtained quoted price on a security. Swaps and other derivatives are valued daily, primarily using independent pricing services, independent pricing models using market inputs, as well as third party broker-dealers or counterparties. Investment companies are valued at their net asset value each day.

Securities for which market quotations are not readily available (including restricted securities) or are deemed unreliable are valued at fair value. Factors considered in making this determination may include, but are not limited to, information obtained by contacting the issuer, analysts, analysis of the issuer’s financial statements or other available documents. In addition, the Fund may use fair value pricing for securities primarily traded in non-U.S. markets because most foreign markets close well before the Fund values its securities at 4:00 p.m., Eastern Time. The earlier close of these foreign markets gives rise to the possibility that significant events, including broad market moves, may have occurred in the interim and may materially affect the value of those securities.

2. Fair Value Measurements

In accordance with U.S. GAAP regarding fair value measurements, fair value is defined as the price that the Fund would receive to sell an asset or pay to transfer a liability in an orderly transaction between market participants at the measurement

ALLIANCEBERNSTEIN HIGH INCOME FUND •	91

Notes to Financial Statements

date. U.S. GAAP establishes a framework for measuring fair value, and a three-level hierarchy for fair value measurements based upon the transparency of inputs to the valuation of an asset or liability (including those valued based on their market values as described in Note A.1 above). Inputs may be observable or unobservable and refer broadly to the assumptions that market participants would use in pricing the asset or liability. Observable inputs reflect the assumptions market participants would use in pricing the asset or liability based on market data obtained from sources independent of the Fund. Unobservable inputs reflect the Fund’s own assumptions about the assumptions that market participants would use in pricing the asset or liability based on the best information available in the circumstances. Each investment is assigned a level based upon the observability of the inputs which are significant to the overall valuation. The three-tier hierarchy of inputs is summarized below.

•	Level 1—quoted prices in active markets for identical investments
•	Level 2—other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, credit risk, etc.)
•	Level 3—significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments)

The fair value of debt instruments, such as bonds, and over-the-counter derivatives is generally based on market price quotations, recently executed market transactions (where observable) or industry recognized modeling techniques and are generally classified as Level 2. Pricing vendor inputs to Level 2 valuations may include quoted prices for similar investments in active markets, interest rate curves, coupon rates, currency rates, yield curves, option adjusted spreads, default rates, credit spreads and other unique security features in order to estimate the relevant cash flows which is then discounted to calculate fair values. If these inputs are unobservable and significant to the fair value, these investments will be classified as Level 3. In addition, non-agency rated investments are classified as Level 3.

Where readily available market prices or relevant bid prices are not available for certain equity investments, such investments may be valued based on similar publicly traded investments, movements in relevant indices since last available prices or based upon underlying company fundamentals and comparable company data (such as multiples to earnings or other multiples to equity). Where an investment is valued using an observable input, such as another publicly traded security, the investment will be classified as Level 2. If management determines that an adjustment is appropriate based on restrictions on resale, illiquidity or uncertainty, and such adjustment is a significant component of the valuation, the investment will be classified as Level 3. An investment will also be classified as Level 3 where management uses company fundamentals and other significant inputs to determine the valuation.

92	• ALLIANCEBERNSTEIN HIGH INCOME FUND

Notes to Financial Statements

Valuations of mortgage-backed or other asset-backed securities, by pricing vendors, are based on both proprietary and industry recognized models and discounted cash flow techniques. Significant inputs to the valuation of these instruments are value of the collateral, the rates and timing of delinquencies, the rates and timing of prepayments, and default and loss expectations, which are driven in part by housing prices for residential mortgages. Significant inputs are determined based on relative value analyses, which incorporate comparisons to instruments with similar collateral and risk profiles, including relevant indices. Mortgage and asset backed securities for which management has collected current observable data through pricing services are generally categorized within Level 2. Those investments for which current observable data has not been provided are classified as Level 3.

Other fixed income investments, including non-U.S. government and corporate debt, are generally valued using quoted market prices, if available, which are typically impacted by current interest rates, maturity dates and any perceived credit risk of the issuer. Additionally, in the absence of quoted market prices, these inputs are used by pricing vendors to derive a valuation based upon industry or proprietary models which incorporate issuer specific data with relevant yield/spread comparisons with more widely quoted bonds with similar key characteristics. Those investments for which there are observable inputs are classified as Level 2. Where the inputs are not observable, the investments are classified as Level 3.

Options and warrants are valued using market-based inputs to models, broker or dealer quotations, or alternative pricing sources with reasonable levels of price transparency, where such inputs and models are available. Alternatively the values may be obtained through unobservable management determined inputs and/or management’s proprietary models. Where models are used, the selection of a particular model to value an option or a warrant depends upon the contractual terms of, and specific risks inherent in, the option or warrant as well as the availability of pricing information in the market. Valuation models require a variety of inputs, including contractual terms, market prices, measures of volatility and correlations of such inputs. Exchange traded options will be classified as Level 2. For options or warrants that do not trade on exchange but trade in liquid markets, inputs can generally be verified and model selection does not involve significant management judgment. Options and warrants are classified within Level 2 on the fair value hierarchy when all of the significant inputs can be corroborated to market evidence. Otherwise such instruments are classified as Level 3.

Bank loan prices are provided by third party pricing services and consist of a composite of the quotes received by the vendor into a consensus price. Bank loans are classified as Level 3, as significant input used in the fair value measurement of these instruments is the market quotes that are received by the vendor and these inputs are not observable.

ALLIANCEBERNSTEIN HIGH INCOME FUND •	93

Notes to Financial Statements

The following table summarizes the valuation of the Fund’s investments by the above fair value hierarchy levels as of October 31, 2013:

Investments in Securities	Level 1			Level 2		Level 3		Total
Assets:
Corporates – Non-Investment Grades	$	– 0	–	$3,554,220,865		$38,080,802		$3,592,301,667
Corporates – Investment Grades		– 0	–	507,224,315		2,289,000		509,513,315
Collateralized Mortgage Obligations		– 0	–	– 0	–	361,729,799		361,729,799
Bank Loans		– 0	–	– 0	–	290,031,025		290,031,025
Emerging Markets – Corporate Bonds		– 0	–	254,473,590		509,834		254,983,424
Governments – Treasuries		– 0	–	235,347,795		6,181,267		241,529,062
Emerging Markets – Sovereigns		– 0	–	164,325,538		– 0	–	164,325,538
Preferred Stocks		62,706,251		16,949,461		– 0	–	79,655,712
Commercial Mortgage-Backed Securities		– 0	–	5,464,887		90,794,080		96,258,967
Quasi-Sovereigns		– 0	–	52,906,227		– 0	–	52,906,227
Emerging Markets – Treasuries		– 0	–	10,808,728		38,696,766		49,505,494
Governments – Sovereign Agencies		– 0	–	45,211,856		– 0	–	45,211,856
Local Governments – Municipal Bonds		– 0	–	44,495,897		– 0	–	44,495,897
Governments – Sovereign Bonds		– 0	–	31,436,405		4,981,867		36,418,272
Asset-Backed Securities		– 0	–	916,563		17,651,139		18,567,702
Local Governments – Regional Bonds		– 0	–	8,394,411		– 0	–	8,394,411
Common Stocks		– 0	–	– 0	–	26,847,417	#	26,847,417
Options Purchased – Puts		– 0	–	744,371		– 0	–	744,371
Warrants		236		– 0	–	– 0	–#	236
Short-Term Investments:
Investment Companies		260,237,615		– 0	–	– 0	–	260,237,615
Governments – Treasuries		– 0	–	2,863,286		– 0	–	2,863,286

Total Investments in Securities		322,944,102		4,935,784,195		877,792,996		6,136,521,293
Other Financial Instruments*:
Assets
Credit Default Swaps		– 0	–	21,845,964		– 0	–	21,845,964
Centrally Cleared Credit Default Swaps		– 0	–	3,714,189		1,050,000		4,764,189	†
Centrally Cleared Interest Rate Swaps		– 0	–	762,571		– 0	–	762,571	†
Interest Rate Swaps		– 0	–	8,681,267		– 0	–	8,681,267
Futures		12,906,777		– 0	–	– 0	–	12,906,777	†
Forward Currency Exchange Contracts		– 0	–	1,903,072		– 0	–	1,903,072

94	• ALLIANCEBERNSTEIN HIGH INCOME FUND

Notes to Financial Statements

Investments in Securities	Level 1			Level 2	Level 3			Total
Liabilities
Credit Default Swaps	$	– 0	–	$(3,439,542)	$	– 0	–	$(3,439,542)
Centrally Cleared Credit Default Swaps		– 0	–	(4,891,464)		(699,998)		(5,591,462)†
Centrally Cleared Interest Rate Swaps		– 0	–	(2,416,529)		– 0	–	(2,416,529)†
Interest Rate Swaps		– 0	–	(1,541,020)		– 0	–	(1,541,020)
Forward Currency Exchange Contracts		– 0	–	(13,001,392)		– 0	–	(13,001,392)
Credit Default Swaptions Written		– 0	–	(166,713)		– 0	–	(166,713)

Total^		$335,850,879		$4,947,234,598		$878,142,998		$6,161,228,475

#	The Fund held securities with zero market value at period end.

*	Other financial instruments are derivative instruments, such as futures, forwards and swap contracts which are valued at the unrealized appreciation/depreciation on the instrument. Other financial instruments may also include options written and swaptions which are valued at market value.

†	Only variation margin receivable/payable at period end is reported within the statements of assets and liabilities. Cumulative appreciation/depreciation is reported in the portfolio of investments.

^	There were no transfers between Level 1 and Level 2 during the reporting period.

The Fund recognizes all transfers between levels of the fair value hierarchy assuming the financial instrument was transferred at the beginning of the reporting period.

Following is a reconciliation of investments in which significant unobservable inputs (Level 3) were used in determining fair value.

	Corporates - Non- Investment Grades	Corporates - Investment Grades			Collateralized Mortgage Obligations		Bank Loans
Balance as of 10/31/12	$17,693,002	$	– 0	–	$213,219,647		$128,440,221
Accrued discounts/ (premiums)	747,341		– 0	–	4,422,685		2,625,772
Realized gain (loss)	(2,478,173)		– 0	–	5,557,970		468,421
Change in unrealized appreciation/depreciation	4,228,873		– 0	–	8,670,877		4,673,861
Purchases	27,080,296		2,289,000		198,397,735		263,287,559
Sales/Paydowns	(9,857,324)		– 0	–	(69,955,504)		(109,464,809)
Reclassification	3,432,307		– 0	–	1,416,389		– 0	–
Transfers into level 3	1,389,500		– 0	–	– 0	–	– 0	–
Transfers out of level 3	(4,155,020)		– 0	–	– 0	–	– 0	–

Balance as of 10/31/13	$38,080,802		$2,289,000		$361,729,799		$290,031,025

Net change in unrealized appreciation/depreciation from investments held as of 10/31/13**	$821,315	$	– 0	–	$13,551,994		$5,369,283

ALLIANCEBERNSTEIN HIGH INCOME FUND •	95

Notes to Financial Statements

	Emerging Markets - Corporate Bonds		Governments - Treasuries		Commercial Mortgage- Backed Securities		Emerging Markets - Treasuries
Balance as of 10/31/12	$3,432,307		$7,878,843		$123,987,744			$34,268,410
Accrued discounts/ (premiums)	– 0	–	(105,577)		837,054			(245,160)
Realized gain (loss)	– 0	–	– 0	–	12,384,147			428,157
Change in unrealized appreciation/depreciation	8,057		(1,591,999)		(8,744,467)			(3,600,917)
Purchases	– 0	–	– 0	–	31,894,335			15,950,084
Sales/Paydowns	– 0	–	– 0	–	(79,493,774)			(8,103,808)
Reclassification	(3,432,307)		– 0	–	(1,416,389)			– 0	–
Transfers into level 3	501,777		– 0	–	11,345,430			– 0	–
Transfers out of level 3	– 0	–	– 0	–	– 0	–		– 0	–

Balance as of 10/31/13	$509,834		$6,181,267		$90,794,080			$38,696,766

Net change in unrealized appreciation/depreciation from investments held as of 10/31/13**	$8,057		$(1,591,999)		$(1,381,816)			$(3,671,674)

	Governments - Sovereign Bonds		Asset-Backed Securities		Common Stocks		Warrants#
Balance as of 10/31/12	$4,965,811		$30,596,312		$1,408,267		$	– 0	–
Accrued discounts/ (premiums)	211,321		429,963		– 0	–		– 0	–
Realized gain (loss)	– 0	–	2,045,178		(788,868)			3,600
Change in unrealized appreciation/depreciation	(195,265)		(892,066)		1,641,345			– 0	–
Purchases	– 0	–	– 0	–	24,814,925			– 0	–
Sales/Paydowns	– 0	–	(14,528,248)		(228,252)			(3,600)
Reclassification	– 0	–	– 0	–	– 0	–		– 0	–
Transfers into level 3	– 0	–	– 0	–	– 0	–		– 0	–
Transfers out of level 3	– 0	–	– 0	–	– 0	–		– 0	–

Balance as of 10/31/13	$4,981,867		$17,651,139		$26,847,417		$	– 0	–

Net change in unrealized appreciation/depreciation from investments held as of 10/31/13**	$(195,265)		$(38,771)		$783,624		$	– 0	–

96	• ALLIANCEBERNSTEIN HIGH INCOME FUND

Notes to Financial Statements

	Short-Term Investments			Centrally Cleared Credit Default Swaps			Supranationals			Unfunded Loan Commitments
Balance as of 10/31/12		$6,785,829		$	– 0	–		$8,381,298			$(160,000)
Accrued discounts/ (premiums)		(2,536)			– 0	–		202,243			– 0	–
Realized gain (loss)		(801,824)			– 0	–		(650,920)			660,000
Change in unrealized appreciation/depreciation		853,055			350,002			579,774			(500,000)
Purchases		– 0	–		– 0	–		– 0	–		– 0	–
Sales/Paydowns		(6,834,524)			– 0	–		(8,512,395)			– 0	–
Reclassification		– 0	–		– 0	–		– 0	–		– 0	–
Transfers into level 3		– 0	–		– 0	–		– 0	–		– 0	–
Transfers out of level 3		– 0	–		– 0	–		– 0	–		– 0	–

Balance as of 10/31/13	$	– 0	–		$350,002		$	– 0	–	$	– 0	–

Net change in unrealized appreciation/depreciation from investments held as of 10/31/13**	$	– 0	–		$350,002		$	– 0	–	$	– 0	–

	Total
Balance as of 10/31/12		$580,897,691
Accrued discounts/ (premiums)		9,123,106
Realized gain (loss)		16,827,688
Change in unrealized appreciation/depreciation		5,481,130
Purchases		563,713,934
Sales/Paydowns		(306,982,238)
Reclassification		– 0	–
Transfers into level 3		13,236,707
Transfers out of level 3		(4,155,020)

Balance as of 10/31/13		$878,142,998	+

Net change in unrealized appreciation/depreciation from investments held as of 10/31/13**		$14,004,750

#	The Fund held securities with zero market value during the reporting period.

**	The unrealized appreciation/depreciation is included in net change in unrealized appreciation/depreciation of investments and other financial instruments in the accompanying statement of operations.

+	There were de minimis transfers under 1% of net assets during the reporting period.

ALLIANCEBERNSTEIN HIGH INCOME FUND •	97

Notes to Financial Statements

The following presents information about significant unobservable inputs related to the Fund’s material categories of Level 3 investments at October 31, 2013:

Quantitative Information about Level 3 Fair Value Measurements
	Fair Value at 10/31/13		Valuation Technique	Unobservable Input	Range/ Weighted Average
Corporates - Non Investment Grade	34,092,802		Third Party Vendor	Evaluated Quotes	$0.50-$106.50/ $93.94
	– 0	–	Qualitative Assessment		$0.00/ N/A
	3,988,000		Qualitative Assessment	Transaction Price	$100/ N/A
Corporates - Investment Grade	2,289,000		Qualitative Assessment	Transaction Price	$100/ N/A
Collateralized Mortgage Obligations	361,729,799		Third Party Vendor	Evaluated Quotes	$22.99-$169.59/ $82.96
Bank Loans	290,031,025		Third Party Vendor	Vendor Quotes	$89.38-$135.44/ $100.61
Emerging Markets - Corporate Bonds	509,834		Indicative Market Quotations	Broker Quote	$95/ N/A
Governments - Treasuries	6,181,267		Indicative Market Quotations	Broker Quote	$0.01/ N/A
Commercial Mortgage-Backed Securities	90,794,080		Third Party Vendor	Evaluated Quotes	$93.62-$107.70/ $102.14
Emerging Markets - Treasuries	38,696,766		Indicative Market Quotations	Broker Quote	$0.01-$2.77/ $1.30
Governments - Sovereign Bonds	4,981,867		Indicative Market Quotations	Broker Quote	$0.68/ N/A
Asset-Backed Securities	17,651,139		Third Party Vendor	Evaluated Quotes	$54.79-$95.40/ $72.97
Common Stocks	704,293		Indicative Market Quotations	Broker Quote	$3.00 -$24,225.00/ $11,441.67
	25,916,766		Practical Expedient	NAV	$1,057.83/ N/A
	172,036		Market Approach	EBITDA Projection*	45 million/ N/A
	47,380		Market Approach	EBITDA Projection*	69.7 million/ N/A
	6,942		Market Approach	EBITDA Projection*	267 million/ N/A
	– 0	–	Qualitative Assessment		$0.00/ N/A
Warrants	– 0	–	Qualitative Assessment		$0.00/ N/A
Centrally Cleared Credit DefaultSwaps	350,002		Qualitative Assessment	Transaction Price	$101.33-$106.63/ $104.51

*Earnings	before Interest, Taxes, Depreciation and Amortization

98	• ALLIANCEBERNSTEIN HIGH INCOME FUND

Notes to Financial Statements

The Adviser has established a Valuation Committee (the “Committee”) which is responsible for overseeing the pricing and valuation of all securities held in the Portfolios. The Committee operates under pricing and valuation policies and procedures established by the Adviser and approved by the Board, including Pricing Policies which set forth the mechanisms and processes to be employed on a daily basis to implement these policies and procedures. In particular, the Pricing Policies describe how to determine market quotations for securities and other instruments. The Committee’s responsibilities include: 1) fair value and liquidity determinations (and oversight of any third parties to whom any responsibility for fair value and liquidity determinations is delegated), and 2) regular monitoring of the Adviser’s pricing and valuation policies and procedures and modification or enhancement of these policies and procedures (or recommendation of the modification of these policies and procedures) as the Committee believes appropriate.

The Committee is also responsible for monitoring the implementation of the Pricing Policies by the Adviser’s Pricing Group (the “Pricing Group”) and a third party which performs certain pricing functions in accordance with the Pricing Policies. The Pricing Group is responsible for the oversight of the third party on a day-to-day basis. The Committee and the Pricing Group perform a series of activities to provide reasonable assurance of the accuracy of prices including: 1) periodic vendor due diligence meetings, review of methodologies, new developments, process at vendors, 2) daily and monthly multi-source pricing compares, reviewed and submitted to the Committee, and 3) daily review of unpriced, stale, and variance reports with exceptions reviewed by senior management and the Committee.

In addition, several processes outside of the pricing process are used to monitor valuation issues including: 1) performance and performance attribution reports are monitored for anomalous impacts based upon benchmark performance, and 2) portfolio managers review all portfolios for performance and analytics (which are generated using the Adviser’s prices).

3. Currency Translation

Assets and liabilities denominated in foreign currencies and commitments under forward currency exchange contracts are translated into U.S. dollars at the mean of the quoted bid and ask prices of such currencies against the U.S. dollar. Purchases and sales of portfolio securities are translated into U.S. dollars at the rates of exchange prevailing when such securities were acquired or sold. Income and expenses are translated into U.S. dollars at the rates of exchange prevailing when accrued.

Net realized gain or loss on foreign currency transactions represents foreign exchange gains and losses from sales and maturities of foreign fixed income investments, foreign currency exchange contracts, holding of foreign currencies,

ALLIANCEBERNSTEIN HIGH INCOME FUND •	99

Notes to Financial Statements

currency gains or losses realized between the trade and settlement dates on foreign investment transactions, and the difference between the amounts of dividends, interest and foreign withholding taxes recorded on the Fund’s books and the U.S. dollar equivalent amounts actually received or paid. Net unrealized currency gains and losses from valuing foreign currency denominated assets and liabilities at period end exchange rates are reflected as a component of net unrealized appreciation and depreciation of foreign currency denominated assets and liabilities.

4. Taxes

It is the Fund’s policy to meet the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its investment company taxable income and net realized gains, if any, to shareholders. Therefore, no provisions for federal income or excise taxes are required. The Fund may be subject to taxes imposed by countries in which it invests. Such taxes are generally based on income and/or capital gains earned or repatriated. Taxes are accrued and applied to net investment income, net realized gains and net unrealized appreciation/depreciation as such income and/or gains are earned.

In accordance with U.S. GAAP requirements regarding accounting for uncertainties in income taxes, management has analyzed the Fund’s tax positions taken or expected to be taken on federal and state income tax returns for all open tax years (the current and the prior three tax years) and has concluded that no provision for income tax is required in the Fund’s financial statements.

5. Investment Income and Investment Transactions

Dividend income is recorded on the ex-dividend date or as soon as the Fund is informed of the dividend. Interest income is accrued daily. Investment transactions are accounted for on the date securities are purchased or sold. Investment gains or losses are determined on the identified cost basis. The Fund amortizes premiums and accretes discounts as adjustments to interest income.

6. Class Allocations

All income earned and expenses incurred by the Fund are borne on a pro-rata basis by each settled class of shares, based on the proportionate interest in the Fund represented by the net assets of such class, except for class specific expenses which are allocated to the respective class. Realized and unrealized gains and losses are allocated among the various share classes based on their respective net assets.

7. Dividends and Distributions

Dividends and distributions to shareholders, if any, are recorded on the ex-dividend date. Income dividends and capital gains distributions are determined in accordance with federal tax regulations and may differ from those determined in accordance with U.S. GAAP. To the extent these differences are permanent, such amounts are reclassified within the capital accounts based on their federal tax basis treatment; temporary differences do not require such reclassification.

100	• ALLIANCEBERNSTEIN HIGH INCOME FUND

Notes to Financial Statements

NOTE B

Advisory Fee and Other Transactions with Affiliates

Under the terms of the investment advisory agreement, the Fund pays the Adviser an advisory fee at an annual rate of .50% of the first $2.5 billion, .45% of the next $2.5 billion and .40% in excess of $5 billion, of the Fund’s average daily net assets. The fee is accrued daily and paid monthly.

The Adviser had agreed to waive its fees and bear certain expenses to the extent necessary to limit total operating expenses on an annual basis to .95%, 1.65%, 1.65%, .65%, 1.15%, .90% and .65% of the daily average net assets for Class A, Class B, Class C, Advisor Class, Class R, Class K and Class I shares, respectively (the “Expense Caps”). The Expense Caps expired on January 31, 2012.

Pursuant to the investment advisory agreement, the Fund may reimburse the Adviser for certain legal and accounting services provided to the Fund by the Adviser. For the year ended October 31, 2013, such fee amounted to $57,969.

The Fund compensates AllianceBernstein Investor Services, Inc. (“ABIS”), a wholly-owned subsidiary of the Adviser, under a Transfer Agency Agreement for providing personnel and facilities to perform transfer agency services for the Fund. ABIS may make payments to intermediaries that provide omnibus account services, sub-accounting services and/or networking services. The compensation retained by ABIS amounted to $1,541,078 for the year ended October 31, 2013.

For the year ended October 31, 2013, there was no reduction for the expenses of Class A, Class B, Class C and Advisor Class shares under an expense offset arrangement with ABIS.

AllianceBernstein Investments, Inc. (the “Distributor”), a wholly-owned subsidiary of the Adviser, serves as the distributor of the Fund’s shares. The Distributor has advised the Fund that it has retained front-end sales charges of $420,414 from the sale of Class A shares and received $159,752, $1,343 and $275,681 in contingent deferred sales charges imposed upon redemptions by shareholders of Class A, Class B and Class C shares, respectively, for the year ended October 31, 2013.

The Fund may invest in the AllianceBernstein Fixed-Income Shares, Inc.—Government STIF Portfolio (“Government STIF Portfolio”), an open-end management investment company managed by the Adviser. The Government STIF Portfolio is offered as a cash management option to mutual funds and other institutional accounts of the Adviser, and is not available for direct purchase by members of the public. The Government STIF Portfolio pays no investment management fees but does bear its own expenses. A summary of the Fund’s transactions in shares of the Government STIF Portfolio for the year ended October 31, 2013 is as follows:

Market Value October 31, 2012 (000)	Purchases at Cost (000)	Sales Proceeds (000)	Market Value October 31, 2013 (000)	Dividend Income (000)
$ 623,031	$1,719,693	$2,082,486	$260,238	$513

ALLIANCEBERNSTEIN HIGH INCOME FUND •	101

Notes to Financial Statements

NOTE C

Distribution Services Agreement

The Fund has adopted a Distribution Services Agreement (the “Agreement”) pursuant to Rule 12b-1 under the Investment Company Act of 1940. Under the Agreement the Fund pays distribution and servicing fees to the Distributor at an annual rate of up to .30% of the Fund’s average daily net assets attributable to Class A shares, 1% of the Fund’s average daily net assets attributable to both Class B and Class C shares, .50% of the Fund’s average daily net assets attributable to Class R shares and .25% of the Fund’s average daily net assets attributable to Class K shares. There are no distribution and servicing fees on Advisor Class, Class I and Class Z shares. The fees are accrued daily and paid monthly. The Agreement provides that the Distributor will use such payments in their entirety for distribution assistance and promotional activities. Since the commencement of the Fund’s operations, the Distributor has incurred expenses in excess of the distribution costs reimbursed by the Fund in the amounts of $5,834,827, $9,423,539, $267,746 and $125,080 for Class B, Class C, Class R, and Class K shares, respectively. While such costs may be recovered from the Fund in future periods so long as the Agreement is in effect, the rate of the distribution and servicing fees payable under the Agreement may not be increased without a shareholder vote. In accordance with the Agreement, there is no provision for recovery of unreimbursed distribution costs incurred by the Distributor beyond the current fiscal year for Class A shares. The Agreement also provides that the Adviser may use its own resources to finance the distribution of the Fund’s shares.

NOTE D

Investment Transactions

Purchases and sales of investment securities (excluding short-term investments) for the year ended October 31, 2013, were as follows:

	Purchases	Sales
Investment securities (excluding U.S. government securities)	$2,887,826,222	$1,716,304,331
U.S. government securities	209,252,415	348,672,412

The cost of investments for federal income tax purposes, gross unrealized appreciation and unrealized depreciation (excluding foreign currency exchange contracts, written options, futures and swaps) are as follows:

Cost	$5,872,164,723

Gross unrealized appreciation	$352,488,398
Gross unrealized depreciation	(88,131,828)

Net unrealized appreciation	$264,356,570

102	• ALLIANCEBERNSTEIN HIGH INCOME FUND

Notes to Financial Statements

1. Derivative Financial Instruments

The Fund may use derivatives in an effort to earn income and enhance returns, to replace more traditional direct investments, to obtain exposure to otherwise inaccessible markets (collectively, “investment purposes”), or to hedge or adjust the risk profile of its portfolio.

The principal types of derivatives utilized by the Fund, as well as the methods in which they may be used are:

•	Forward Currency Exchange Contracts

The Fund may enter into forward currency exchange contracts in order to hedge its exposure to changes in foreign currency exchange rates on its foreign portfolio holdings, to hedge certain firm purchase and sales commitments denominated in foreign currencies and for non-hedging purposes as a means of making direct investments in foreign currencies, as described below under “Currency Transactions”.

A forward currency exchange contract is a commitment to purchase or sell a foreign currency at a future date at a negotiated forward rate. The gain or loss arising from the difference between the original contract and the closing of such contract would be included in net realized gain or loss on foreign currency transactions. Fluctuations in the value of open forward currency exchange contracts are recorded for financial reporting purposes as unrealized appreciation and/or depreciation by the Fund. Risks may arise from the potential inability of a counterparty to meet the terms of a contract and from unanticipated movements in the value of a foreign currency relative to the U.S. dollar.

During the year ended October 31, 2013, the Fund held foreign-currency exchange contracts for hedging and non-hedging purposes.

•	Futures

The Fund may buy or sell futures for investment purposes or for the purpose of hedging its portfolio against adverse effects of potential movements in the market. The Fund bears the market risk that arises from changes in the value of these instruments and the imperfect correlation between movements in the price of the futures and movements in the price of the assets, reference rates or indices which they are designed to track. Among other things, the Fund may purchase or sell futures for foreign currencies or options thereon for non-hedging purposes as a means of making direct investment in foreign currencies, as described below under “Currency Transactions”.

At the time the Fund enters into a future, the Fund deposits and maintains as collateral an initial margin with the broker, as required by the exchange on which the transaction is effected. Pursuant to the contract, the Fund agrees to receive from or pay to the broker an amount of cash equal to the

ALLIANCEBERNSTEIN HIGH INCOME FUND •	103

Notes to Financial Statements

daily fluctuation in the value of the contract. Such receipts or payments are known as variation margin and are recorded by the Fund as unrealized gains or losses. Risks may arise from the potential inability of a counter party to meet the terms of the contract. The credit/counterparty risk for exchange-traded futures is generally less than privately negotiated futures, since the clearinghouse, which is the issuer or counterparty to each exchange-traded future, has robust risk mitigation standards, including the requirement to provide initial and variation margin. When the contract is closed, the Fund records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the time it was closed.

Use of long futures subjects the Fund to risk of loss in excess of the amounts shown on the statement of assets and liabilities, up to the notional value of the future. Use of short futures subjects the Fund to unlimited risk of loss. Under some circumstances, futures exchanges may establish daily limits on the amount that the price of a future can vary from the previous day’s settlement price, which could effectively prevent liquidation of unfavorable positions.

During the year ended October 31, 2013, the Fund held futures for hedging purposes.

•	Option Transactions

For hedging and investment purposes, the Fund may purchase and write (sell) put and call options on U.S. and foreign securities, including government securities, and foreign currencies that are traded on U.S. and foreign securities exchanges and over-the-counter markets. Among other things, the Fund may use options transactions for non-hedging purposes as a means of making direct investments in foreign currencies, as described below under “Currency Transactions” and may use options strategies involving the purchase and/or writing of various combinations of call and/or put options, for hedging and investment purposes.

The risk associated with purchasing an option is that the Fund pays a premium whether or not the option is exercised. Additionally, the Fund bears the risk of loss of the premium and change in market value should the counterparty not perform under the contract. Put and call options purchased are accounted for in the same manner as portfolio securities. The cost of securities acquired through the exercise of call options is increased by premiums paid. The proceeds from securities sold through the exercise of put options are decreased by the premiums paid.

When the Fund writes an option, the premium received by the Fund is recorded as a liability and is subsequently adjusted to the current market value of the option written. Premiums received from written options which expire unexercised are recorded by the Fund on the expiration date as

104	• ALLIANCEBERNSTEIN HIGH INCOME FUND

Notes to Financial Statements

realized gains from options written. The difference between the premium received and the amount paid on effecting a closing purchase transaction, including brokerage commissions, is also treated as a realized gain, or if the premium received is less than the amount paid for the closing purchase transaction, as a realized loss. If a call option is exercised, the premium received is added to the proceeds from the sale of the underlying security or currency in determining whether the Fund has realized a gain or loss. If a put option is exercised, the premium received reduces the cost basis of the security or currency purchased by the Fund. In writing an option, the Fund bears the market risk of an unfavorable change in the price of the security or currency underlying the written option. Exercise of an option written by the Fund could result in the Fund selling or buying a security or currency at a price different from the current market value.

The Fund may also invest in options on swap agreements, also called “swaptions”. A swaption is an option that gives the buyer the right, but not the obligation, to enter into a swap on a future date in exchange for paying a market-based “premium”. A receiver swaption gives the owner the right to receive the total return of a specified asset, reference rate, or index. A payer swaption gives the owner the right to pay the total return on a specified asset, reference rate, or index. Swaptions also include options that allow an existing swap to be terminated or extended by one of the counterparties.

During the year ended October 31, 2013, the Fund held purchased options for hedging purposes.

During the year ended October 31, 2013, the Fund held purchased swaptions for hedging purposes.

During the year ended October 31, 2013, the Fund held written options for hedging purposes.

During the year ended October 31, 2013, the Fund held written swaptions for hedging purposes.

For the year ended October 31, 2013, the Fund had the following transactions in written options:

	Contracts		Premiums Received
Options written outstanding as of 10/31/12	– 0	–	$	– 0	–
Options written	5,504,733,278			9,229,972
Options expired	(840,752,278)			(8,043,895)
Options bought back	(4,663,981,000)			(1,186,077)
Options exercised	– 0	–		– 0	–

Options written outstanding as of 10/31/13	– 0	–	$	– 0	–

ALLIANCEBERNSTEIN HIGH INCOME FUND •	105

Notes to Financial Statements

For the year ended October 31, 2013, the Fund had the following transactions in written swaptions:

	Notional Amount		Premiums Received
Swaptions written outstanding as of 10/31/12	$300,300,000		$4,503,560
Swaptions written	1,701,040,000		14,157,905
Swaptions expired	(1,597,160,000)		(17,555,133)
Swaptions bought back	– 0	–	– 0	–
Swaptions exercised	– 0	–	– 0	–

Swaptions written outstanding as of 10/31/13	$404,180,000		$1,106,332

•	Swaps

The Fund may enter into swaps to hedge its exposure to interest rates, credit risk, or currencies. The Fund may also enter into swaps for non-hedging purposes as a means of gaining market exposures including by making direct investments in foreign currencies, as described below under “Currency Transactions”. A swap is an agreement that obligates two parties to exchange a series of cash flows at specified intervals based upon or calculated by reference to changes in specified prices or rates for a specified amount of an underlying asset. The payment flows are usually netted against each other, with the difference being paid by one party to the other. In addition, collateral may be pledged or received by the Fund in accordance with the terms of the respective swaps to provide value and recourse to the Fund or its counterparties in the event of default, bankruptcy or insolvency by one of the parties to the swap.

Risks may arise as a result of the failure of the counterparty to the swap to comply with the terms of the swap. The loss incurred by the failure of a counterparty is generally limited to the net interim payment to be received by the Fund, and/or the termination value at the end of the contract. Therefore, the Fund considers the creditworthiness of each counterparty to a swap in evaluating potential counterparty risk. This risk is mitigated by having a netting arrangement between the Fund and the counterparty and by the posting of collateral by the counterparty to the Fund to cover the Fund’s exposure to the counterparty. Additionally, risks may arise from unanticipated movements in interest rates or in the value of the underlying securities. The Fund accrues for the interim payments on swaps on a daily basis, with the net amount recorded within unrealized appreciation/depreciation of swaps on the statement of assets and liabilities, where applicable. Once the interim payments are settled in cash, the net amount is recorded as realized gain/(loss) on swaps on the statement of operations, in addition to any realized gain/(loss) recorded upon the termination of swaps. Upfront premiums paid or received are recognized as cost or proceeds on the statement of assets and liabilities and are amortized on a straight line basis over the life of the contract. Amortized upfront premiums are included in net realized gain/(loss) from swaps on the

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Notes to Financial Statements

statement of operations. Fluctuations in the value of swaps are recorded as a component of net change in unrealized appreciation/depreciation of swaps on the statement of operations.

Certain standardized swaps, including certain interest rate swaps and credit default swaps, are (or soon will be) subject to mandatory central clearing. Cleared swaps are transacted through futures commission merchants (“FCMs”) that are members of central clearinghouses, with the clearinghouse serving as central counterparty, similar to transactions in futures contracts. Centralized clearing will be required for additional categories of swaps on a phased-in basis based on requirements published by the Securities Exchange Commission and Commodity Futures Trading Commission.

At the time the Fund enters into a centrally cleared swap, the Fund deposits and maintains as collateral an initial margin with the broker, as required by the exchange on which the transaction is effected. Pursuant to the contract, the Fund agrees to receive from or pay to the broker an amount of cash equal to the daily fluctuation in the value of the contract.

Such receipts or payments are known as variation margin and are recorded by the Fund as unrealized gains or losses. Risks may arise from the potential inability of a counterparty to meet the terms of the contract. The credit/counterparty risk for exchange-traded swaps is generally less than privately negotiated swaps, since the clearinghouse, which is the issuer or counterparty to each exchange-traded swap, has robust risk mitigation standards, including the requirement to provide initial and variation margin. When the contract is closed, the Fund records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the time it was closed.

Interest Rate Swaps:

The Fund is subject to interest rate risk exposure in the normal course of pursuing its investment objectives. Because the Fund holds fixed rate bonds, the value of these bonds may decrease if interest rates rise. To help hedge against this risk and to maintain its ability to generate income at prevailing market rates, the Fund may enter into interest rate swaps. Interest rate swaps are agreements between two parties to exchange cash flows based on a notional amount. The Fund may elect to pay a fixed rate and receive a floating rate, or, receive a fixed rate and pay a floating rate on a notional amount.

In addition, the Fund may also enter into interest rate swap transactions to preserve a return or spread on a particular investment or portion of its portfolio, or protecting against an increase in the price of securities the Fund anticipates purchasing at a later date. Interest rate swaps involve the exchange by a Fund with another party of their respective commitments to

ALLIANCEBERNSTEIN HIGH INCOME FUND •	107

Notes to Financial Statements

pay or receive interest (e.g., an exchange of floating rate payments for fixed rate payments) computed based on a contractually-based principal (or “notional”) amount. Interest rate swaps are entered into on a net basis (i.e., the two payment streams are netted out, with the Fund receiving or paying, as the case may be, only the net amount of the two payments).

During the year ended October 31, 2013, the Fund held interest rate swaps for hedging purposes.

Credit Default Swaps:

The Fund may enter into credit default swaps, including to manage its exposure to the market or certain sectors of the market, to reduce its risk exposure to defaults by corporate and sovereign issuers held by the Fund, or to create exposure to corporate or sovereign issuers to which it is not otherwise exposed. The Fund may purchase credit protection (“Buy Contract”) or provide credit protection (“Sale Contract”) on the referenced obligation of the credit default swap. During the term of the swap agreement, the Fund receives/(pays) fixed payments from/(to) the respective counterparty, calculated at the agreed upon interest rate applied to the notional amount. If the Fund is a buyer/(seller) of protection and a credit event occurs, as defined under the terms of the swap agreement, the Fund will either (i) receive from the seller/(pay to the buyer) of protection an amount equal to the notional amount of the swap contract (the “Maximum Payout Amount”) and deliver/(take delivery of) the referenced obligation or (ii) receive/(pay) a net settlement amount in the form of cash or securities equal to the notional amount of the swap less the recovery value of the referenced obligation.

During the year ended October 31, 2013, the Fund held credit default swaps for non-hedging purposes.

Credit default swaps may involve greater risks than if the Fund had invested in the referenced obligation directly. Credit default swaps are subject to general market risk, liquidity risk, counterparty risk and credit risk. If the Fund is a buyer of protection and no credit event occurs, it will lose its investment. If the Fund is a seller of protection and a credit event occurs, the value of the referenced obligation received by the Fund coupled with the periodic payments previously received may be less than the Maximum Payout Amount it pays to the buyer, resulting in a net loss to the Fund.

Implied credit spreads over Treasuries of comparable maturity utilized in determining the market value of credit default swaps on issuers as of period end are disclosed in the portfolio of investments. The implied spreads serve as an indicator of the current status of the payment/performance risk and typically reflect the market’s assessment of the likelihood of default by the

108	• ALLIANCEBERNSTEIN HIGH INCOME FUND

Notes to Financial Statements

issuer of the referenced obligation. The implied credit spread of a particular reference entity reflects the cost of buying/selling protection and may include upfront payments required to be made to enter into the agreement. Widening credit spreads typically represent a deterioration of the referenced entity’s credit soundness and greater likelihood of default or other credit event occurring as defined under the terms of the agreement. A credit spread identified as “Defaulted” indicates a credit event has occurred for the referenced entity or obligation.

At October 31, 2013 the Fund had Sale Contracts outstanding with Maximum Payout Amounts aggregating $571,806,456 with net unrealized appreciation of $25,822,488 and terms ranging from 2 months to 5 years, as reflected in the portfolio of investments.

In certain circumstances Maximum Payout Amounts may be partially offset by recovery values of the respective referenced obligations, upfront premium received upon entering into the agreement, or net amounts received from settlement of buy protection credit default swap agreements entered into by the Fund for the same reference obligation with the same counterparty. As of October 31, 2013, the Fund had Buy contracts outstanding with the same referenced obligation and counterparty as certain Sale Contracts which may partially offset the Maximum Payout Amount in the amount of $54,361,000.

Documentation governing the Fund’s OTC derivatives may contain provisions for early termination of such transaction in the event the net assets of the Fund decline below specific levels set forth in the documentation (“net asset contingent features”). If these levels are triggered, the Fund’s counterparty has the right to terminate such transaction and require the Fund to pay or receive a settlement amount in connection with the terminated transaction. As of October 31, 2013 the Fund had OTC derivatives with contingent features in liability positions in the amount of $8,823,655. The fair value of assets pledged as collateral by the Fund for such derivatives was $13,513,314 at October 31, 2013. If a trigger event had occurred at October 31, 2013, for those derivatives in a net liability position, $155,041 would be required to be posted by the fund.

ALLIANCEBERNSTEIN HIGH INCOME FUND •	109

Notes to Financial Statements

At October 31, 2013 the Fund had entered into the following derivatives:

	Asset Derivatives			Liability Derivatives
Derivative Type	Statement of Assets and Liabilities Location	Fair Value		Statement of Assets and Liabilities Location	Fair Value
Interest rate contracts	Unrealized appreciation on interest rate swaps	$8,681,267		Unrealized depreciation on interest rate swaps	$1,541,020

Interest rate contracts	Receivable/Payable for variation margin on futures	12,906,777	*

Interest rate contracts	Receivable/Payable for variation margin on centrally cleared interest rate swaps	762,571	*	Receivable/Payable for variation margin on centrally cleared interest rate swaps	2,416,529	*

Foreign exchange contracts	Unrealized appreciation of forward currency exchange contracts	1,903,072		Unrealized depreciation of forward currency exchange contracts	13,001,392

Credit contracts	Unrealized appreciation on credit default swaps	21,845,964		Unrealized depreciation on credit default swaps	3,439,542

Credit contracts	Receivable/Payable for variation margin on centrally cleared credit default swaps	4,764,189	*	Receivable/Payable for variation margin on centrally cleared credit default swaps	5,591,462	*

Credit contracts	Investments in securities, at value	374,127

Credit contracts				Options written, at value	166,713

Equity contracts	Investments in securities, at value	370,244

Total		$51,608,211			$26,156,658

*	Only variation margin receivable/payable at period end is reported within the statement of assets and liabilities. This amount reflects cumulative appreciation/(depreciation) of exchange-traded derivative contracts as reported in the portfolio of investments.

110	• ALLIANCEBERNSTEIN HIGH INCOME FUND

Notes to Financial Statements

The effect of derivative instruments on the statement of operations for the year ended October 31, 2013:

Derivative Type	Location of Gain or (Loss) on Derivatives	Realized Gain or (Loss) on Derivatives	Change in Unrealized Appreciation or (Depreciation)
Interest rate contracts	Net realized gain/(loss) on swaps; Net change in unrealized appreciation/ depreciation of swaps	$568,151	$9,746,281

Interest rate contracts	Net realized gain/(loss) on futures; Net change in unrealized appreciation/ depreciation of futures	(14,172,745)	12,593,596

Foreign exchange contracts	Net realized gain/(loss) on foreign currency transactions; Net change in unrealized appreciation/depreciation of foreign currency denominated assets and liabilities	31,950,383	(17,042,168)

Foreign exchange contracts	Net realized gain/(loss) on investment transactions; Net change in unrealized appreciation/depreciation of investment transactions	(253,294)	641,436

Foreign exchange contracts	Net realized gain/(loss) on options written; Net change in unrealized appreciation/depreciation of options written	6,381,383	– 0	–

Credit contracts	Net realized gain/(loss) on investment transactions; Net change in unrealized appreciation/depreciation of investment transactions	(1,960,085)	(1,122,027)

Credit contracts	Net realized gain/(loss) on swaps; Net change in unrealized appreciation/ depreciation of swaps	104,437,940	(27,095,356)

Credit Contracts	Net realized gain/(loss) on options written; Net change in unrealized appreciation/depreciation of options written	17,555,133	(695,503)

Equity contracts	Net realized gain/(loss) on investment transactions; Net change in unrealized appreciation/depreciation of investment transactions	(16,407,686)	(1,639,136)

Total	$128,099,180	$(24,612,877)

ALLIANCEBERNSTEIN HIGH INCOME FUND •	111

Notes to Financial Statements

The following table represents the volume of the Fund’s derivative transactions during the year ended October 31, 2013.

Centrally Cleared Credit Default Swaps:
Average notional amount of buy contracts	$300,000,000	(a)
Average notional amount of sale contracts	$188,051,000	(b)

Centrally Cleared Interest Rate Swaps:
Average notional amount	$80,558,891	(c)

Credit Default Swaps:
Average notional amount of buy contracts	$69,935,251
Average notional amount of sale contracts	$652,472,657

Foreign Exchange Contracts:
Average principal amount of buy contracts	$296,257,848
Average principal amount of sale contracts	$1,055,502,129

Futures:
Average original value of buy contracts	$1,402,144,874

Interest Rate Swaps:
Average notional amount	$1,969,899,341

Purchased Options Contracts:
Average cost.	$5,471,612

(a)	Positions were open five months during the year.

(b)	Positions were open three months during the year.

(c)	Positions were open seven months during the year.

2. Currency Transactions

The Fund may invest in non-U.S. Dollar securities on a currency hedged or unhedged basis. The Fund may seek investment opportunities by taking long or short positions in currencies through the use of currency-related derivatives, including forward currency exchange contracts, futures and options on futures, swaps, and other options. The Fund may enter into transactions for investment opportunities when it anticipates that a foreign currency will appreciate or depreciate in value but securities denominated in that currency are not held by the Fund and do not present attractive investment opportunities. Such transactions may also be used when the Adviser believes that it may be more efficient than a direct investment in a foreign currency-denominated security. The Fund may also conduct currency exchange contracts on a spot basis (i.e., for cash at the spot rate prevailing in the currency exchange market for buying or selling currencies).

3. Reverse Repurchase Agreements

Under a reverse repurchase agreement, the Fund sells securities and agrees to repurchase them at a mutually agreed upon date and price. At the time the Fund enters into a reverse repurchase agreement, it will establish a segregated account with the custodian containing liquid assets having a value at least equal to the repurchase price. For the year ended October 31, 2013, the average amount of

112	• ALLIANCEBERNSTEIN HIGH INCOME FUND

Notes to Financial Statements

reverse repurchase agreements outstanding was $243,141,118 and the daily weighted average interest rate was (0.87)%. During the period, the Fund received net interest payments from counterparties.

4. Loan Participations and Assignments

The Fund may invest in direct debt instruments which are interests in amounts owed to lenders or lending syndicates by corporate, governmental, or other borrowers, either in the form of participations at the time the loan is originated (“Participations”) or by buying an interest in the loan in the secondary market from a financial institution or institutional investor (“Assignments”). A loan is often administered by a bank or other financial institution (the “Lender”) that acts as agent for all holders. The agent administers the terms of the loan as specified in the loan agreement. When investing in Participations, the Fund generally has no right to enforce compliance with the terms of the loan agreement with the borrower. In addition, when investing in Participations, the Fund has the right to receive payments of principal, interest and any fees to which it is entitled only from the Lender and only upon receipt of payments by the Lender from the borrower. As a result, the Fund may be subject to the credit risk of both the borrower and the Lender. When the Fund purchases Assignments from Lenders, it will typically acquire direct rights against the borrower on the loan. These loans may include participations in “bridge loans”, which are loans taken out by borrowers for a short period (typically less than six months) pending arrangement of more permanent financing through, for example, the issuance of bonds, frequently high-yield bonds issued for the purpose of acquisitions. The Fund may also participate in unfunded loan commitments, which are contractual obligations for investing in future Participations, and receive a commitment fee based on the amount of the commitment. Under these arrangements, the Fund may receive a fixed rate commitment fee and, if and to the extent the borrower borrows under the facility, the Fund may receive an additional funding fee.

Unfunded loan commitments and funded loans are marked to market daily.

As of October 31, 2013, the Fund had no unfunded loan commitments outstanding.

As of October 31, 2013, the Fund had no bridge loan commitments outstanding.

During the year ended October 31, 2013, the Fund received commitment fees or additional funding fees in the amount of $1,179,009.

ALLIANCEBERNSTEIN HIGH INCOME FUND •	113

Notes to Financial Statements

NOTE E

Capital Stock

Each class consists of 3,000,000,000 authorized shares. Transactions in capital shares for each class were as follows:

	Shares		Amount
	Year Ended October 31, 2013	Year Ended October 31, 2012	Year Ended October 31, 2013	Year Ended October 31, 2012

Class A
Shares sold	123,598,824	135,285,095	$1,177,974,046	$1,216,168,324

Shares issued in reinvestment of dividends	12,193,928	9,805,470	116,109,144	88,119,259

Shares converted from Class B	639,817	985,464	6,106,628	8,878,195

Shares redeemed	(127,724,598)	(76,519,242)	(1,216,543,972)	(683,753,022)

Net increase	8,707,971	69,556,787	$83,645,846	$629,412,756

Class B
Shares sold	189,667	365,162	$1,825,254	$3,299,939

Shares issued in reinvestment of dividends	74,397	102,254	714,236	922,313

Shares converted to Class A	(634,425)	(977,693)	(6,106,628)	(8,878,195)

Shares redeemed	(347,754)	(394,723)	(3,336,645)	(3,553,747)

Net decrease	(718,115)	(905,000)	$(6,903,783)	$(8,209,690)

Class C
Shares sold	38,821,923	52,367,695	$375,458,694	$476,643,909

Shares issued in reinvestment of dividends	5,122,363	3,823,977	49,296,250	34,759,031

Shares redeemed	(28,802,303)	(14,320,701)	(277,170,985)	(129,706,944)

Net increase	15,141,983	41,870,971	$147,583,959	$381,695,996

Advisor Class
Shares sold	129,088,045	107,270,861	$1,230,858,993	$965,716,394

Shares issued in reinvestment of dividends	7,436,956	4,981,137	70,896,956	44,976,426

Shares redeemed	(96,065,643)	(44,725,560)	(915,612,039)	(403,346,363)

Net increase	40,459,358	67,526,438	$386,143,910	$607,346,457

114	• ALLIANCEBERNSTEIN HIGH INCOME FUND

Notes to Financial Statements

	Shares		Amount
	Year Ended October 31, 2013	Year Ended October 31, 2012	Year Ended October 31, 2013	Year Ended October 31, 2012

Class R
Shares sold	3,560,703	3,387,590	$33,924,000	$30,338,074

Shares issued in reinvestment of dividends	389,166	241,140	3,701,601	2,173,873

Shares redeemed	(2,055,329)	(1,056,746)	(19,558,700)	(9,533,688)

Net increase	1,894,540	2,571,984	$18,066,901	$22,978,259

Class K
Shares sold	3,920,119	1,641,227	$37,473,226	$15,068,304

Shares issued in reinvestment of dividends	271,799	54,442	2,587,063	493,884

Shares redeemed	(766,767)	(129,861)	(7,288,336)	(1,163,855)

Net increase	3,425,151	1,565,808	$32,771,953	$14,398,333

Class I
Shares sold	6,824,034	4,449,579	$65,120,048	$40,330,727
Shares issued in reinvestment of dividends	574,234	391,634	5,473,252	3,534,679

Shares redeemed	(3,582,049)	(2,512,621)	(34,202,500)	(22,536,993)

Net increase	3,816,219	2,328,592	$36,390,800	$21,328,413

Class Z*
Shares sold	1,060		$10,000

Net increase	1,060		$10,000

*	Commenced distributions on October 15, 2013.

For the year ended October 31, 2013, the Fund received $315,195 related to a third-party’s settlement of regulatory proceedings involving allegations of improper trading. This amount is presented in the Fund’s statement of changes in net assets. Neither the Fund nor its affiliates were involved in the proceedings or the calculation of the payment.

NOTE F

Risks Involved in Investing in the Fund

Interest Rate Risk and Credit Risk—Interest rate risk is the risk that changes in interest rates will affect the value of the Fund’s investments in fixed-income debt securities such as bonds or notes. Increases in interest rates may cause the value of the Fund’s investments to decline. Credit risk is the risk that the issuer or guarantor of a debt security, or the counterparty to a derivative contract, will be unable or unwilling to make timely principal and/or interest payments, or to otherwise honor its obligations. The degree of risk for a particular security may be reflected in its credit risk rating. Credit risk is greater for medium quality and

ALLIANCEBERNSTEIN HIGH INCOME FUND •	115

Notes to Financial Statements

lower-rated securities. Lower-rated debt securities and similar unrated securities (commonly known as “junk bonds”) have speculative elements or are predominantly speculative risks.

Duration Risk—Duration is a measure that relates the expected price volatility of a fixed-income security to changes in interest rates. The duration of a fixed-income security may be shorter than or equal to full maturity of a fixed-income security. Fixed-income securities with longer durations have more risk and will decrease in price as interest rates rise. For example, a fixed-income security with a duration of three years will decrease in value by approximately 3% if interest rates increase by 1%.

Foreign Securities Risk—Investing in securities of foreign companies or foreign governments involves special risks which include changes in foreign currency exchange rates and the possibility of future political and economic developments which could adversely affect the value of such securities. Moreover, securities of many foreign companies or foreign governments and their markets may be less liquid and their prices more volatile than those of comparable U.S. companies and the U.S. government.

Emerging Market Risk—Investments in emerging market countries may have more risk because the markets are less developed and less liquid as well as being subject to increased economic, political, regulatory or other uncertainties.

Inflation Risk—This is the risk that the value of assets or income from investments will be less in the future as inflation decreases the value of money. As inflation increases, the value of the Fund’s assets can decline as can the value of the Fund’s distributions. This risk is significantly greater if the Fund invests a significant portion of its assets in fixed-income securities with longer maturities.

Currency Risk—This is the risk that changes in foreign currency exchange rates may negatively affect the value of the Fund’s investments or reduce the returns of the Fund. For example, the value of the Fund’s investments in foreign currency-denominated securities or currencies may decrease if the U.S. Dollar is strong (i.e., gaining value relative to other currencies) and other currencies are weak (i.e., losing value relative to the U.S. Dollar). Currency markets are generally not as regulated as securities markets. Independent of the Fund’s investments in securities denominated in foreign currencies, the Fund’s positions in various foreign currencies may cause the Fund to experience investment losses due to the changes in exchange rates and interest rates.

Derivatives Risk—The Fund may enter into derivative transactions such as forwards, options, futures and swaps. Derivatives may be illiquid, difficult to price, and leveraged so that small changes may produce disproportionate losses for the Fund, and subject to counterparty risk to a greater degree than more

116	• ALLIANCEBERNSTEIN HIGH INCOME FUND

Notes to Financial Statements

traditional investments. Derivatives may result in significant losses, including losses that are far greater than the value of the derivatives reflected on the statement of assets and liabilities.

Leverage Risk—When the Fund borrows money or otherwise leverages its investments, its performance may be volatile because leverage tends to exaggerate the effect of any increase or decrease in the value of the Fund’s investments. The Fund may create leverage through the use of reverse repurchase arrangements, forward currency exchange contracts, forward commitments, dollar rolls or futures contracts or by borrowing money. The use of derivative instruments by the Fund, such as forwards, futures, options and swaps, may also result in a form of leverage. Leverage may result in higher returns to the Fund than if the Fund were not leveraged, but may also adversely affect returns, particularly if the market is declining.

Indemnification Risk—In the ordinary course of business, the Fund enters into contracts that contain a variety of indemnifications. The Fund’s maximum exposure under these arrangements is unknown. However, the Fund has not had prior claims or losses pursuant to these indemnification provisions and expects the risk of loss thereunder to be remote. Therefore, the Fund has not accrued any liability in connection with these indemnification provisions.

NOTE G

Joint Credit Facility

A number of open-end mutual funds managed by the Adviser, including the Fund, participate in a $140 million revolving credit facility (the “Facility”) intended to provide short-term financing if necessary, subject to certain restrictions, in connection with abnormal redemption activity. Commitment fees related to the Facility are paid by the participating funds and are included in miscellaneous expenses in the statement of operations. The Fund did not utilize the Facility during the year ended October 31, 2013.

NOTE H

Distributions to Shareholders

The tax character of distributions paid during the fiscal years ended October 31, 2013 and October 31, 2012 were as follows:

	2013	2012
Distributions paid from:
Ordinary income	$383,384,723	$274,642,290

Total taxable distributions paid	$383,384,723	$274,642,290

ALLIANCEBERNSTEIN HIGH INCOME FUND •	117

Notes to Financial Statements

As of October 31, 2013, the components of accumulated earnings/(deficit) on a tax basis were as follows:

Undistributed ordinary income	$50,410,748
Undistributed capital gains	33,447,698
Accumulated capital and other losses	(3,998,360	)(a)
Unrealized appreciation/(depreciation)	277,615,666	(b)

Total accumulated earnings/(deficit)	$357,475,752	(c)

(a)

During the fiscal year ended October 31, 2013, the Fund utilized $39,386,564 of capital loss carryforwards to offset current year net realized gains. As of October 31, 2013, the cumulative deferred loss on straddles was $3,998,360.

(b)

The differences between book-basis and tax-basis unrealized appreciation/(depreciation) are attributable primarily to the tax deferral of losses on wash sales, the difference between book and tax amortization methods for premium, the tax treatment of swaps, and the realization for tax purposes of gains/losses on certain derivative instruments.

(c)	The difference between book-basis and tax-basis components of accumulated earnings/(deficit) is attributable primarily to the tax treatment of interest on defaulted securities and dividends payable.

For tax purposes, net capital losses may be carried over to offset future capital gains, if any. Funds are permitted to carry forward capital losses incurred in taxable years beginning after December 22, 2010 for an indefinite period, and such losses will retain their character as either short-term or long-term capital losses. As of October 31, 2013, the Fund did not have any capital loss carryforwards.

During the current fiscal year, permanent differences primarily due to reclassifications of foreign currency, the tax treatment of swaps and options, reclassifications of consent fees and paydown gains/losses, the tax treatment of proceeds from the sale of defaulted securities, proceeds from Third Party Regulatory Settlement and the tax treatment of unfunded loan commitments resulted in a net decrease in distributions in excess of net investment income, a net decrease in accumulated net realized gain on investment and foreign currency transactions and a net decrease in additional paid-in capital. These reclassifications had no effect on net assets.

NOTE I

Recent Accounting Pronouncements

In December 2011, the Financial Accounting Standards Board (“FASB”) issued an Accounting Standard Update (“ASU”) related to disclosures about offsetting assets and liabilities in financial statements. The amendments in this update require an entity to disclose both gross and net information for derivatives and other financial instruments that are either offset in the statement of assets and liabilities or subject to an enforceable master netting arrangement or similar agreement. In January 2013, the FASB issued an ASU to clarify the scope of disclosures about offsetting assets and liabilities. The ASU limits the scope of the new balance sheet offsetting disclosures to derivatives, repurchase agreements and securities lending transactions. The ASU is effective during interim or annual reporting periods beginning on or after January 1, 2013. At this time,

118	• ALLIANCEBERNSTEIN HIGH INCOME FUND

Notes to Financial Statements

management is evaluating the implication of this ASU and its impact on the financial statements has not been determined.

NOTE J

Subsequent Events

Management has evaluated subsequent events for possible recognition or disclosure in the financial statements through the date the financial statements are issued. Management has determined that there are no material events that would require disclosure in the Fund’s financial statements through this date.

ALLIANCEBERNSTEIN HIGH INCOME FUND •	119

Notes to Financial Statements

FINANCIAL HIGHLIGHTS

Selected Data For A Share Of Capital Stock Outstanding Throughout Each Period

	Class A
	Year Ended October 31,
	2013		2012		2011		2010		2009

Net asset value, beginning of period	$ 9.38		$ 8.73		$ 9.19		$ 8.24		$ 5.85

Income From Investment Operations
Net investment income(a)	.60		.56		.64	(b)	.69	(b)	.67	(b)
Net realized and unrealized gain (loss) on investment and foreign currency transactions	.20		.70		(.44)		.96		2.44
Contributions from Adviser	– 0	–	– 0	–	.00	(c)	.00	(c)	– 0	–

Net increase in net asset value from operations	.80		1.26		.20		1.65		3.11

Less: Dividends and Distributions
Dividends from net investment income	(.65)		(.61)		(.66)		(.70)		(.69)
Tax return of capital	– 0	–	– 0	–	– 0	–	– 0	–	(.01)
Distributions from net realized gain on investment and foreign currency transactions	– 0	–	– 0	–	– 0	–	– 0	–	(.02)

Total dividends and distributions	(.65)		(.61)		(.66)		(.70)		(.72)

Net asset value, end of period	$ 9.53		$ 9.38		$ 8.73		$ 9.19		$ 8.24

Total Return
Total investment return based on net asset value(d)	8.78	%†	15.03	%*	2.48	%*	20.85	%*	57.11	%*
Ratios/Supplemental Data
Net assets, end of period (000’s omitted)	$2,587,763		$2,464,634		$1,686,591		$1,326,974		$780,222
Ratio to average net assets of:
Expenses, net of waivers/reimbursements(e)	.90%		.91%		.95%		.99	%**	.99%
Expenses, before waivers/reimbursements(e)	.90%		.91%		.96%		1.04	%**	1.13%
Net investment income	6.25%		6.22%		7.05	%(b)	7.93	%(b)**	10.13	%(b)
Portfolio turnover rate	38%		42%		29%		26%		46%

See footnote summary on page 128.

120	• ALLIANCEBERNSTEIN HIGH INCOME FUND

Financial Highlights

Selected Data For A Share Of Capital Stock Outstanding Throughout Each Period

Class B
Year Ended October 31,
2013	2012	2011	2010	2009

Net asset value, beginning of period	$ 9.46	$ 8.80	$ 9.26	$ 8.31	$ 5.90

Income From Investment Operations
Net investment income(a)	.53	.50	.57	.63	.62
Net realized and unrealized gain (loss) on investment and foreign currency transactions	.21	.71	(.43)	.96	2.46
Contributions from Adviser	– 0	–	– 0	–	.00	(c)	.00	(c)	– 0	–

Net increase in net asset value from operations	.74	1.21	.14	1.59	3.08

Less: Dividends and Distributions
Dividends from net investment income	(.58)	(.55)	(.60)	(.64)	(.64)
Tax return of capital	– 0	–	– 0	–	– 0	–	– 0	–	(.01)
Distributions from net realized gain on investment and foreign currency transactions	– 0	–	– 0	–	– 0	–	– 0	–	(.02)

Total dividends and distributions	(.58)	(.55)	(.60)	(.64)	(.67)

Net asset value, end of period	$ 9.62	$ 9.46	$ 8.80	$ 9.26	$ 8.31

Total Return
Total investment return based on net asset value(d)	8.06	%†	14.26	%*	1.75	%*	19.86	%*	55.89	%*
Ratios/Supplemental Data
Net assets, end of period (000’s omitted)	$13,008	$19,591	$26,192	$40,092	$52,041
Ratio to average net assets of:
Expenses, net of waivers/reimbursements(e)	1.61%	1.64%	1.65%	1.70	%**	1.68%
Expenses, before waivers/reimbursements(e)	1.61%	1.64%	1.69%	1.78	%**	1.88%
Net investment income	5.50%	5.51%	6.28%	7.25	%**	9.46%
Portfolio turnover rate	38%	42%	29%	26%	46%

See footnote summary on page 128.

ALLIANCEBERNSTEIN HIGH INCOME FUND •	121

Financial Highlights

Selected Data For A Share Of Capital Stock Outstanding Throughout Each Period

	Class C
	Year Ended October 31,
	2013		2012		2011		2010		2009

Net asset value, beginning of period	$ 9.48		$ 8.83		$ 9.29		$ 8.33		$ 5.92

Income From Investment Operations
Net investment income(a)	.53		.49		.57	(b)	.62	(b)	.62	(b)
Net realized and unrealized gain (loss) on investment and foreign currency transactions	.21		.71		(.44)		.97		2.46
Contributions from Adviser	– 0	–	– 0	–	.00	(c)	.00	(c)	– 0	–

Net increase in net asset value from operations	.74		1.20		.13		1.59		3.08

Less: Dividends and Distributions
Dividends from net investment income	(.58)		(.55)		(.59)		(.63)		(.64)
Tax return of capital	– 0	–	– 0	–	– 0	–	– 0	–	(.01)
Distributions from net realized gain on investment and foreign currency transactions	– 0	–	– 0	–	– 0	–	– 0	–	(.02)

Total dividends and distributions	(.58)		(.55)		(.59)		(.63)		(.67)

Net asset value, end of period	$ 9.64		$ 9.48		$ 8.83		$ 9.29		$ 8.33

Total Return
Total investment return based on net asset value(d)	8.04	%†	14.05	%*	1.73	%*	19.88	%*	55.68	%*
Ratios/Supplemental Data
Net assets, end of period (000’s omitted)	$1,379,727		$1,213,954		$760,234		$541,386		$222,632
Ratio to average net assets of:
Expenses, net of waivers/reimbursements(e)	1.60%		1.61%		1.65%		1.69	%**	1.69%
Expenses, before waivers/reimbursements(e)	1.60%		1.61%		1.66%		1.73	%**	1.83%
Net investment income	5.48%		5.42%		6.25	%(b)	7.08	%(b)**	9.27	%(b)
Portfolio turnover rate	38%		42%		29%		26%		46%

See footnote summary on page 128.

122	• ALLIANCEBERNSTEIN HIGH INCOME FUND

Financial Highlights

Selected Data For A Share Of Capital Stock Outstanding Throughout Each Period

	Advisor Class
	Year Ended October 31,
	2013		2012		2011		2010		2009

Net asset value, beginning of period	$ 9.39		$ 8.74		$ 9.20		$ 8.25		$ 5.86

Income From Investment Operations
Net investment income(a)	.62		.58		.66	(b)	.71	(b)	.72	(b)
Net realized and unrealized gain (loss) on investment and foreign currency transactions	.22		.71		(.43)		.97		2.41
Contributions from Adviser	– 0	–	– 0	–	.00	(c)	.00	(c)	– 0	–

Net increase in net asset value from operations	.84		1.29		.23		1.68		3.13

Less: Dividends and Distributions
Dividends from net investment income	(.68)		(.64)		(.69)		(.73)		(.71)
Tax return of capital	– 0	–	– 0	–	– 0	–	– 0	–	(.01)
Distributions from net realized gain on investment and foreign currency transactions	– 0	–	– 0	–	– 0	–	– 0	–	(.02)

Total dividends and distributions	(.68)		(.64)		(.69)		(.73)		(.74)

Net asset value, end of period	$ 9.55		$ 9.39		$ 8.74		$ 9.20		$ 8.25

Total Return
Total investment return based on net asset value(d)	9.23	%†	15.37	%*	2.79	%*	21.22	%*	57.57	%*
Ratios/Supplemental Data
Net assets, end of period (000’s omitted)	$1,754,585		$1,346,510		$662,874		$385,380		$76,843
Ratio to average net assets of:
Expenses, net of waivers/reimbursements(e)	.61%		.60%		.65%		.68	%**	.72%
Expenses, before waivers/reimbursements(e)	.61%		.60%		.66%		.73	%**	.83%
Net investment income	6.54%		6.46%		7.34	%(b)	8.12	%(b)**	10.07	%(b)
Portfolio turnover rate	38%		42%		29%		26%		46%

See footnote summary on page 128.

ALLIANCEBERNSTEIN HIGH INCOME FUND •	123

Financial Highlights

Selected Data For A Share Of Capital Stock Outstanding Throughout Each Period

Class R
Year Ended October 31,
2013	2012	2011	2010	2009

Net asset value, beginning of period	$ 9.38	$ 8.73	$ 9.19	$ 8.24	$ 5.85

Income From Investment Operations
Net investment income(a)	.56	.53	.62	.67	.67
Net realized and unrealized gain (loss) on investment and foreign currency transactions	.21	.71	(.44)	.96	2.43
Contributions from Adviser	– 0	–	– 0	–	.00	(c)	.00	(c)	– 0	–

Net increase in net asset value from operations	.77	1.24	.18	1.63	3.10

Less: Dividends and Distributions
Dividends from net investment income	(.62)	(.59)	(.64)	(.68)	(.68)
Tax return of capital	– 0	–	– 0	–	– 0	–	– 0	–	(.01)
Distributions from net realized gain on investment and foreign currency transactions	– 0	–	– 0	–	– 0	–	– 0	–	(.02)

Total dividends and distributions	(.62)	(.59)	(.64)	(.68)	(.71)

Net asset value, end of period	$ 9.53	$ 9.38	$ 8.73	$ 9.19	$ 8.24

Total Return
Total investment return based on net asset value(d)	8.42	%†	14.66	%*	2.29	%*	20.62	%*	56.83	%*
Ratios/Supplemental Data
Net assets, end of period (000’s omitted)	$65,429	$46,615	$20,935	$13,250	$3,754
Ratio to average net assets of:
Expenses, net of waivers/reimbursements(e)	1.25%	1.24%	1.15%	1.18	%**	1.19%
Expenses, before waivers/reimbursements(e)	1.25%	1.26%	1.28%	1.37	%**	1.36%
Net investment income	5.92%	5.87%	6.87%	7.70	%**	9.86%
Portfolio turnover rate	38%	42%	29%	26%	46%

See footnote summary on page 128.

124	• ALLIANCEBERNSTEIN HIGH INCOME FUND

Financial Highlights

Selected Data For A Share Of Capital Stock Outstanding Throughout Each Period

Class K
Year Ended October 31,
2013	2012	2011	2010	2009

Net asset value, beginning of period	$ 9.38	$ 8.73	$ 9.19	$ 8.24	$ 5.85

Income From Investment Operations
Net investment income(a)	.60	.55	(b)	.64	(b)	.69	(b)	.68	(b)
Net realized and unrealized gain (loss) on investment and foreign currency transactions	.22	.71	(.44)	.96	2.44
Contributions from Adviser	– 0	–	– 0	–	.00	(c)	.00	(c)	– 0	–

Net increase in net asset value from operations	.82	1.26	.20	1.65	3.12

Less: Dividends and Distributions
Dividends from net investment income	(.66)	(.61)	(.66)	(.70)	(.70)
Tax return of capital	– 0	–	– 0	–	– 0	–	– 0	–	(.01)
Distributions from net realized gain on investment and foreign currency transactions	– 0	–	– 0	–	– 0	–	– 0	–	(.02)

Total dividends and distributions	(.66)	(.61)	(.66)	(.70)	(.73)

Net asset value, end of period	$ 9.54	$ 9.38	$ 8.73	$ 9.19	$ 8.24

Total Return
Total investment return based on net asset value(d)	8.93	%†	15.02	%*	2.55	%*	20.94	%*	57.24	%*
Ratios/Supplemental Data
Net assets, end of period (000’s omitted)	$52,132	$19,161	$4,159	$1,624	$1,328
Ratio to average net assets of:
Expenses, net of waivers/reimbursements(e)	.89%	.91%	.90%	.95	%**	.94%
Expenses, before waivers/reimbursements(e)	.89%	.93%	1.01%	1.08	%**	1.10%
Net investment income	6.28%	6.09%	7.13%	8.04	%**	10.18%
Portfolio turnover rate	38%	42%	29%	26%	46%

See footnote summary on page 128.

ALLIANCEBERNSTEIN HIGH INCOME FUND •	125

Financial Highlights

Selected Data For A Share Of Capital Stock Outstanding Throughout Each Period

	Class I
	Year Ended October 31,
	2013		2012		2011		2010		2009

Net asset value, beginning of period	$ 9.39		$ 8.74		$ 9.20		$ 8.25		$ 5.85

Income From Investment Operations
Net investment income(a)	.63		.59		.66		.71	(b)	.70	(b)
Net realized and unrealized gain (loss) on investment and foreign currency transactions	.22		.71		(.43)		.97		2.44
Contributions from Adviser	– 0	–	– 0	–	.00	(c)	.00	(c)	– 0	–

Net increase in net asset value from operations	.85		1.30		.23		1.68		3.14

Less: Dividends and Distributions
Dividends from net investment income	(.69)		(.65)		(.69)		(.73)		(.71)
Tax return of capital	– 0	–	– 0	–	– 0	–	– 0	–	(.01)
Distributions from net realized gain on investment and foreign currency transactions	– 0	–	– 0	–	– 0	–	– 0	–	(.02)

Total dividends and distributions	(.69)		(.65)		(.69)		(.73)		(.74)

Net asset value, end of period	$ 9.55		$ 9.39		$ 8.74		$ 9.20		$ 8.25

Total Return
Total investment return based on net asset value(d)	9.30	%†	15.42	%*	2.81	%*	21.23	%*	57.79	%*
Ratios/Supplemental Data
Net assets, end of period (000’s omitted)	$104,128		$66,608		$41,617		$17,272		$306
Ratio to average net assets of:
Expenses, net of waivers/reimbursements(e)	.53%		.56%		.63%		.67	%**	.69%
Expenses, before waivers/reimbursements(e)	.53%		.56%		.63%		.72	%**	.72%
Net investment income	6.61%		6.55%		7.36%		8.03	%(b)**	10.45	%(b)
Portfolio turnover rate	38%		42%		29%		26%		46%

See footnote summary on page 128.

126	• ALLIANCEBERNSTEIN HIGH INCOME FUND

Financial Highlights

Selected Data For A Share Of Capital Stock Outstanding Throughout Each Period

Class Z
October 15, 2013(f) to October 31, 2013
Net asset value, beginning of period	$ 9.43

Income From Investment Operations
Net investment loss(a)	(.02)
Net realized and unrealized gain on investment and foreign currency transactions	.17

Net increase in net asset value from operations	.15

Less: Dividends
Dividends from net investment income	(.03)

Total dividends	(.03)

Net asset value, end of period	$ 9.55

Total Return
Total investment return based on net asset value(d)	1.59%
Ratios/Supplemental Data
Net assets, end of period (000’s omitted)	$10
Ratio to average net assets of:
Expenses, net of waivers/reimbursements(e)	.56%
Expenses, before waivers/reimbursements(e)	.56%
Net investment loss	(3.74)%
Portfolio turnover rate	38%

See footnote summary on page 128.

ALLIANCEBERNSTEIN HIGH INCOME FUND •	127

Financial Highlights

(a)	Based on average shares outstanding.

(b)	Net of expenses waived/reimbursed by the Adviser.

(c)	Amount less than $0.005.

(d)	Total investment return is calculated assuming an initial investment made at the net asset value at the beginning of the period, reinvestment of all dividends and distributions at net asset value during the period, and redemption on the last day of the period. Initial sales charges or contingent deferred sales charges are not reflected in the calculation of total investment return. Total return does not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Total investment return calculated for a period of less than one year is not annualized.

(e)	The expense ratios presented below exclude interest expense and term asset-backed securities loan facility administration fees, where applicable:

	Year Ended October 31,
	2013	2012	2011	2010		2009

Class A
Net of waivers/reimbursements	.90%	.90%	.95%	.95	%**	.95%
Before waivers/reimbursements	.90%	.90%	.96%	1.00	%**	1.09%
Class B
Net of waivers/reimbursements	1.61%	1.64%	1.65%	1.65	%**	1.65%
Before waivers/reimbursements	1.61%	1.64%	1.69%	1.73	%**	1.85%
Class C
Net of waivers/reimbursements	1.60%	1.60%	1.65%	1.65	%**	1.65%
Before waivers/reimbursements	1.60%	1.60%	1.66%	1.69	%**	1.79%
Advisor Class
Net of waivers/reimbursements	.60%	.60%	.65%	.65	%**	.65%
Before waivers/reimbursements	.60%	.60%	.66%	.70	%**	.76%
Class R
Net of waivers/reimbursements	1.25%	1.24%	1.15%	1.15	%**	1.15%
Before waivers/reimbursements	1.25%	1.26%	1.28%	1.34	%**	1.32%
Class K
Net of waivers/reimbursements	.89%	.91%	.90%	.90	%**	.90%
Before waivers/reimbursements	.89%	.93%	1.01%	1.03	%**	1.06%
Class I
Net of waivers/reimbursements	.53%	.56%	.63%	.65	%**	.65%
Before waivers/reimbursements	.53%	.56%	.63%	.71	%**	.68%

	October 15, 2013(f) to October 31, 2013

Class Z
Net of waivers/reimbursements	.56%
Before waivers/reimbursements	.56%

(f)	Commencement of distribution.

*	Includes the impact of proceeds received, and credited to the Fund resulting from class action settlements, which enhanced the performance of each share class, for the years ended October 31, 2012, October 31, 2011, October 31, 2010 and October 31, 2009 by .06%, .03%, .15% and .05%, respectively.

†	Includes the impact of proceeds received and credited to the Fund resulting from third party regulatory settlements, which enhanced the Fund’s performance for the year ended October 31, 2013 by 0.01%.

**	The ratio includes expenses attributable to costs of proxy solicitation.

See notes to financial statements.

128	• ALLIANCEBERNSTEIN HIGH INCOME FUND

Financial Highlights

REPORT OF INDEPENDENT REGISTERED

PUBLIC ACCOUNTING FIRM

To the Board of Directors and Shareholders of

AllianceBernstein High Income Fund, Inc.

We have audited the accompanying statement of assets and liabilities of AllianceBernstein High Income Fund, Inc. (the “Fund”), including the portfolio of investments, as of October 31, 2013, and the related statement of operations and cash flows for the year then ended, the statement of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended (the period October 15, 2013 (commencement of operations) through October 31, 2013 for Class Z Shares). These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. We were not engaged to perform an audit of the Fund’s internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Fund’s internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of October 31, 2013 by correspondence with the custodian and others, or by other appropriate auditing procedures where replies from others were not received. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of AllianceBernstein High Income Fund, Inc. at October 31, 2013, the results of its operations and its cash flows for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended (the period October 15, 2013 (commencement of operations) through October 31, 2013 for Class Z Shares), in conformity with U.S. generally accepted accounting principles.

New York, New York

December 30, 2013

ALLIANCEBERNSTEIN HIGH INCOME FUND •	129

Report of Independent Registered Public Accounting Firm

2013 FEDERAL TAX INFORMATION

(unaudited)

For Federal income tax purposes, the following information is furnished with respect to the distributions paid by the Fund during the taxable year ended October 31, 2013.

For foreign shareholders, 54.07% of ordinary income dividends paid may be considered to be qualifying to be taxed as interest-related dividends.

Shareholders should not use the above information to prepare their income tax returns. The information necessary to complete your income tax returns will be included with your Form 1099-DIV which will be sent to you separately in January 2014.

130	• ALLIANCEBERNSTEIN HIGH INCOME FUND

2013 Federal Tax Information

BOARD OF DIRECTORS

William H. Foulk, Jr.(1), Chairman John H. Dobkin(1) Michael J. Downey(1) D. James Guzy(1) Nancy P. Jacklin(1)	Robert M. Keith, President and Chief Executive Officer Garry L. Moody(1) Marshall C. Turner, Jr.(1) Earl D. Weiner(1)

OFFICERS

Philip L. Kirstein,

Senior Vice President and Independent Compliance Officer

Paul J. DeNoon(2), Vice President

Gershon M. Distenfeld(2), Vice President

Douglas J. Peebles(2), Vice President

Marco G. Santamaria(2), Vice President

Matthew S. Sheridan(2) , Vice President Emilie D. Wrapp, Secretary Joseph J. Mantineo, Treasurer and Chief Financial Officer Stephen M. Woetzel, Controller

Principal Underwriter

AllianceBernstein Investments, Inc.

1345 Avenue of the Americas

New York, NY 10105

Custodian and Accounting Agent

Brown Brothers Harriman & Co.

40 Water Street

Boston, MA 02109

Legal Counsel

Seward & Kissel LLP

One Battery Park Plaza

New York, NY 10004

Transfer Agent

AllianceBernstein Investor

Services, Inc.

P.O. Box 786003

San Antonio, TX 78278-6003

Toll-Free (800) 221-5672

Independent Registered Public Accounting Firm

Ernst & Young LLP

5 Times Square

New York, NY 10036

(1)	Member of the Audit Committee, the Governance and Nominating Committee and the Independent Directors Committee. Mr. Foulk is the sole member of the Fair Value Pricing Committee.

(2)	The day-to-day management of, and investment decisions for, the Fund’s portfolio are made by the Global Fixed Income Investment Team and Global Credit Investment Team. Messrs. DeNoon, Distenfeld, Peebles, Santamaria and Sheridan are the investment professionals with the most significant responsibility for the day-to-day management of the Fund’s portfolio.

ALLIANCEBERNSTEIN HIGH INCOME FUND •	131

Board of Directors

MANAGEMENT OF THE FUND

Board of Directors Information

The business and affairs of the Fund are managed under the direction of the Board of Directors. Certain information concerning the Fund’s Directors is set forth below.

NAME, ADDRESS* AND AGE (YEAR FIRST ELECTED)**	PRINCIPAL OCCUPATION(S) DURING PAST FIVE YEARS AND OTHER RELEVANT QUALIFICATIONS***	PORTFOLIOS IN FUND COMPLEX OVERSEEN BY DIRECTOR	OTHER DIRECTORSHIPS HELD BY DIRECTOR IN PAST FIVE YEARS
INTERESTED DIRECTOR
Robert M. Keith, + 1345 Avenue of the Americas New York, NY 10105 53 (2010)	Senior Vice President of AllianceBernstein L.P. (the “Adviser”) and the head of AllianceBernstein Investments, Inc. (“ABI”) since July 2008; Director of ABI and President of the AllianceBernstein Mutual Funds. Previously, he served as Executive Managing Director of ABI from December 2006 to June 2008. Prior to joining ABI in 2006, Executive Managing Director of Bernstein Global Wealth Management, and prior thereto, Senior Managing Director and Global Head of Client Service and Sales of the Adviser’s institutional investment management business since 2004. Prior thereto, he was Managing Director and Head of North American Client Service and Sales in the Adviser’s institutional investment management business, with which he had been associated since prior to 2004.	100	None

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Management of the Fund

NAME, ADDRESS* AND AGE (YEAR FIRST ELECTED)**	PRINCIPAL OCCUPATION(S) DURING PAST FIVE YEARS AND OTHER RELEVANT QUALIFICATIONS***	PORTFOLIOS IN FUND COMPLEX OVERSEEN BY DIRECTOR	OTHER DIRECTORSHIPS HELD BY DIRECTOR IN PAST FIVE YEARS
DISINTERESTED DIRECTORS
William H. Foulk, Jr., #, ## Chairman of the Board 81 (1993)	Investment Adviser and an Independent Consultant since prior to 2008. Previously, he was Senior Manager of Barrett Associates, Inc., a registered investment adviser. He was formerly Deputy Comptroller and Chief Investment Officer of the State of New York and, prior thereto, Chief Investment Officer of the New York Bank for Savings. He has served as a director or trustee of various AllianceBernstein Funds since 1983 and has been Chairman of the AllianceBernstein Funds and of the Independent Directors Committee of such Funds since 2003. He is also active in a number of mutual fund related organizations and committees.	100	None

John H. Dobkin, # 71 (1993)	Independent Consultant since prior to 2008. Formerly, President of Save Venice, Inc. (preservation organization) from 2001-2002; Senior Advisor from June 1999-June 2000 and President of Historic Hudson Valley (historic preservation) from December 1989-May 1999. Previously, Director of the National Academy of Design. He has served as a director or trustee of various AllianceBernstein Funds since 1992, and as Chairman of the Audit Committees of a number of such Funds from 2001-2008.	100	None

ALLIANCEBERNSTEIN HIGH INCOME FUND •	133

Management of the Fund

NAME, ADDRESS* AND AGE (YEAR FIRST ELECTED)**	PRINCIPAL OCCUPATION(S) DURING PAST FIVE YEARS AND OTHER RELEVANT QUALIFICATIONS***	PORTFOLIOS IN FUND COMPLEX OVERSEEN BY DIRECTOR	OTHER DIRECTORSHIPS HELD BY DIRECTOR IN PAST FIVE YEARS
DISINTERESTED DIRECTORS (continued)
Michael J. Downey, # 69 (2005)	Private Investor since prior to 2008. Formerly, managing partner of Lexington Capital, LLC (investment advisory firm) from December 1997 until December 2003. From 1987 until 1993, Chairman and CEO of Prudential Mutual Fund Management, director of the Prudential mutual funds and member of the Executive Committee of Prudential Securities, Inc. He has served as a director or trustee of the AllianceBernstein Funds since 2005 and is a director and Chairman of one other registered investment company.	100	Asia Pacific Fund, Inc. since prior to 2008, Prospect Acquisition Corp. (financial services) from 2007 until 2009, and The Merger Fund since prior to 2008 until 2013

D. James Guzy, # 77 (2005)	Chairman of the Board of PLX Technology (semi-conductors) and of SRC Computers, Inc., with which he has been associated since prior to 2008. He was a director of Intel Corporation (semi-conductors) from 1969 until 2008, and served as Chairman of the Finance Committee of such company for several years until May 2008. He has served as a director or trustee of one or more of the AllianceBernstein Funds since 1982.	100	PLX Technology (semi-conductors) since prior to 2008, Cirrus Logic Corporation (semi-conductors) since prior to 2008 until July 2011, and Intel Corporation (semi-conductors) until 2008

134	• ALLIANCEBERNSTEIN HIGH INCOME FUND

Management of the Fund

NAME, ADDRESS* AND AGE (YEAR FIRST ELECTED)**	PRINCIPAL OCCUPATION(S) DURING PAST FIVE YEARS AND OTHER RELEVANT QUALIFICATIONS***	PORTFOLIOS IN FUND COMPLEX OVERSEEN BY DIRECTOR	OTHER DIRECTORSHIPS HELD BY DIRECTOR IN PAST FIVE YEARS
DISINTERESTED DIRECTORS (continued)
Nancy P. Jacklin, # 65 (2006)	Professorial Lecturer at the Johns Hopkins School of Advanced International Studies since 2008. Formerly, U.S. Executive Director of the International Monetary Fund (December 2002-May 2006); Partner, Clifford Chance (1992-2002); Sector Counsel, International Banking and Finance, and Associate General Counsel, Citicorp (1985-1992); Assistant General Counsel (International), Federal Reserve Board of Governors (1982-1985); and Attorney Advisor, U.S. Department of the Treasury (1973-1982). Member of the Bar of the District of Columbia and of New York; and member of the Council on Foreign Relations. She has served as a director or trustee of the AllianceBernstein Funds since 2006.	100	None

Garry L. Moody, # 61 (2008)	Independent Consultant. Formerly, Partner, Deloitte & Touche LLP, (1995-2008) where he held a number of senior positions, including Vice Chairman, and U.S. and Global Investment Management Practice Managing Partner; President, Fidelity Accounting and Custody Services Company (1993–1995); and Partner, Ernst & Young LLP (1975-1993), where he served as the National Director of Mutual Fund Tax Services, and Managing Partner of its Chicago Office Tax department. He is a member of both the Governing Council of the Independent Directors Council (IDC), an organization of independent directors of mutual funds, and the Trustee Advisory Board of BoardIQ, a biweekly publication focused on issues and news affecting directors of mutual funds. He has served as a director or trustee, and as Chairman of the Audit Committee, of the AllianceBernstein Funds since 2008.	100	Greenbacker Renewable Energy Company LLC (renewable energy and energy efficiency projects) since August 2013

ALLIANCEBERNSTEIN HIGH INCOME FUND •	135

Management of the Fund

NAME, ADDRESS* AND AGE (YEAR FIRST ELECTED)**	PRINCIPAL OCCUPATION(S) DURING PAST FIVE YEARS AND OTHER RELEVANT QUALIFICATIONS***	PORTFOLIOS IN FUND COMPLEX OVERSEEN BY DIRECTOR	OTHER DIRECTORSHIPS HELD BY DIRECTOR IN PAST FIVE YEARS
DISINTERESTED DIRECTORS (continued)
Marshall C. Turner, Jr., # 72 (2005)	Private Investor since prior to 2008. Interim CEO of MEMC Electronic Materials, Inc. (semi-conductor and solar cell substrates) from November 2008 until March 2009. He was Chairman and CEO of Dupont Photomasks, Inc. (components of semi-conductor manufacturing), 2003-2005, and President and CEO, 2005-2006, after the company was acquired and renamed Toppan Photomasks, Inc. He has extensive experience in venture capital investing including prior service as general partner of three institutional venture capital partnerships, and serves on the boards of a number of education and science-related non-profit organizations. He has served as a director or trustee of one or more of the AllianceBernstein Funds since 1992.	100	Xilinx, Inc. (programmable logic semi-conductors) and MEMC Electronic Materials, Inc. (semi-conductor and solar cell substrates) since prior to 2008

Earl D. Weiner, # 74 (2007)	Of Counsel, and Partner prior to January 2007, of the law firm Sullivan & Cromwell LLP and member of ABA Federal Regulation of Securities Committee Task Force to draft editions of the Fund Director’s Guidebook. He also serves as a director or trustee of various non-profit organizations and has served as Chairman or Vice Chairman of a number of them. He has served as a director or trustee of the AllianceBernstein Funds since 2007 and is Chairman of the Governance and Nominating Committees of the Funds.	100	None

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Management of the Fund

*	The address for each of the Fund’s disinterested Directors is c/o AllianceBernstein L.P., Attention: Philip L. Kirstein, 1345 Avenue of the Americas, New York, NY 10105.

**	There is no stated term of office for the Fund’s Directors.

***	The information above includes each Director’s principal occupation during the last five years and other information relating to the experience, attributes and skills relevant to each Director’s qualifications to serve as a Director, which led to the conclusion that each Director should serve as a Director for the Fund.

+	Mr. Keith is an “interested director of the Fund”, as defined in the 1940 Act, due to his position as a Senior Vice President of the Adviser.

#	Member of the Audit Committee, the Governance and Nominating Committee and the Independent Directors Committee.

##	Member of the Fair Value Pricing Committee.

ALLIANCEBERNSTEIN HIGH INCOME FUND •	137

Management of the Fund

Officers of the Fund

Certain information concerning the Fund’s Officers is listed below.

NAME, ADDRESS* AGE	PRINCIPAL POSITION(S) HELD WITH FUND	PRINCIPAL OCCUPATION DURING PAST FIVE YEARS
Robert M. Keith, 53	President and Chief Executive Officer	See biography above.

Philip L. Kirstein, 68	Senior Vice President and Independent Compliance Officer	Senior Vice President and Independent Compliance Officer of the AllianceBernstein Funds, with which he has been associated since October 2004. Prior thereto, he was Of Counsel to Kirkpatrick & Lockhart, LLP from October 2003 to October 2004, and General Counsel of Merrill Lynch Investment Managers, L.P. since prior to March 2003.

Paul J. DeNoon, 51	Vice President	Senior Vice President of the Adviser**, with which he has been associated since prior to 2008.

Gershon Distenfeld, 38	Vice President	Senior Vice President of the Adviser**, with which he has been associated since prior to 2008.

Douglas J. Peebles, 48	Vice President	Senior Vice President of the Adviser**, with which he has been associated since prior to 2008.

Marco G. Santamaria, 48	Vice President	Vice President of the Adviser**, with which he has been associated since June 2010. Prior thereto, he was a founding partner at Global Securities Advisors, an emerging markets oriented fixed-income hedge fund since prior to 2008.

Matthew S. Sheridan, 38	Vice President	Senior Vice President of the Adviser**, with which he has been associated since prior to 2008.

Emilie D. Wrapp, 57	Secretary	Senior Vice President, Assistant General Counsel and Assistant Secretary of ABI**, with which she has been associated since prior to 2008.

Joseph J. Mantineo, 54	Treasurer and Chief Financial Officer	Senior Vice President of AllianceBernstein Investor Services, Inc. (“ABIS”)**, with which he has been associated since prior to 2008.

Stephen M. Woetzel, 42	Controller	Vice President of ABIS**, with which he has been associated since prior to 2008.

*	The address for each of the Fund’s Officers is 1345 Avenue of the Americas, New York, NY 10105.

**	The Adviser, ABI and ABIS are affiliates of the Fund.

The Fund’s Statement of Additional Information (“SAI”) has additional information about the Fund’s Directors and Officers and is available without charge upon request. Contact your financial representative or AllianceBernstein at (800) 227-4618, or visit www.alliancebernstein.com, for a free prospectus or SAI.

138	• ALLIANCEBERNSTEIN HIGH INCOME FUND

Management of the Fund

THE FOLLOWING IS NOT PART OF THE SHAREHOLDER REPORT OR THE FINANCIAL STATEMENTS

SUMMARY OF SENIOR OFFICER’S EVALUATION OF INVESTMENT ADVISORY AGREEMENT1

The following is a summary of the evaluation of the Investment Advisory Agreement between AllianceBernstein L.P. (the “Adviser”) and The AllianceBernstein High Income Fund, Inc. (the “Fund”),2 prepared by Philip L. Kirstein, the Senior Officer of the Fund for the Directors of the Fund, as required by the August 2004 agreement between the Adviser and the New York State Attorney General (the “NYAG”). The Senior Officer’s evaluation of the Investment Advisory Agreement is not meant to diminish the responsibility or authority of the Board of Directors to perform its duties pursuant to Section 15 of the Investment Company Act of 1940 (the “40 Act”) and applicable state law. The purpose of the summary is to provide shareholders with a synopsis of the independent evaluation of the reasonableness of the advisory fees proposed to be paid by the Fund which was provided to the Directors in connection with their review of the proposed approval of the continuance of the Investment Advisory Agreement.

The Senior Officer’s evaluation considered the following factors:

1.	Advisory fees charged to institutional and other clients of the Adviser for like services;

2.	Advisory fees charged by other mutual fund companies for like services;

3.	Costs to the Adviser and its affiliates of supplying services pursuant to the advisory agreement, excluding any intra-corporate profit;

4.	Profit margins of the Adviser and its affiliates from supplying such services;

5.	Possible economies of scale as the Fund grows larger; and

6.	Nature and quality of the Adviser’s services including the performance of the Fund.

These factors, with the exception of the first factor, are generally referred to as the “Gartenberg factors,” which were articulated by the United States Court of Appeals for the Second Circuit in 1982. Gartenberg v. Merrill Lynch Asset Management, Inc., 694 F. 2d 923 (2d Cir. 1982). On March 30, 2010, the Supreme Court held the Gartenberg decision was correct in its basic formulation

1	The information in the fee evaluation was completed on October 24, 2013 and discussed with the Board of Directors on November 5-7, 2013.

2	Future references to the Fund do not include “AllianceBernstein.” References in the fee summary pertaining to performance and expense ratios refer to Class A shares of the Fund.

ALLIANCEBERNSTEIN HIGH INCOME FUND •	139

of what Section 36(b) requires: to face liability under Section 36(b), “an investment adviser must charge a fee that is so disproportionately large that it bears no reasonable relationship to the services rendered and could not have been the product of arm’s length bargaining.” Jones v. Harris Associates L.P., 130 S. Ct. 1418 (2010). In Jones, the Court stated the Gartenberg approach fully incorporates the correct understanding of fiduciary duty within the context of Section 36(b) and noted with approval that “Gartenberg insists that all relevant circumstances be taken into account” and “uses the range of fees that might result from arm’s length bargaining as the benchmark for reviewing challenged fees.”3

INVESTMENT ADVISORY FEES, NET ASSETS & EXPENSE RATIOS

The Adviser proposed that the Fund pays the advisory fee set forth in the table below for receiving the services to be provided pursuant to the Investment Advisory Agreement. The fee schedule below, implemented in January 2004 in consideration of the Adviser’s settlement with the NYAG in December 2003, is based on a master schedule that contemplates eight categories of funds with almost all funds in each category having the same advisory fee schedule.4 Also shown are the Fund’s net assets on September 30, 2013.

Category	Advisory Fee Based on the Fund’s Average Daily Adjusted Total Assets[5]	September 30, 2013 Net Assets ($MM)
High Income	0.50% on 1st $2.5 billion 0.45% on next $2.5 billion 0.40% on the balance	$5,735.9

The Fund’s Investment Advisory Agreement provides for the Adviser to be reimbursed for certain clerical, legal, accounting, administrative and other services provided to the Fund. During the fiscal year ended October 31, 2012, the Adviser received $60,536 (0.001% of the Fund’s average daily net assets) for providing such services.

3	Jones v. Harris at 1427.

4	Most of the AllianceBernstein Mutual Funds, which the Adviser manages, were affected by the Adviser’s settlement with the NYAG.

5	Average daily value of total assets minus the sum of accrued liabilities other than the principal amount of money borrowed.

140	• ALLIANCEBERNSTEIN HIGH INCOME FUND

Set forth below are the total expense ratios of the Fund for the most recent semi-annual period:6

Fund	Total Expense Ratio[7]			Fiscal Year
High Income Fund, Inc.[8]	Advisor Class A Class B Class C Class R Class K Class I	0.57 0.87 1.58 1.57 1.25 0.87 0.51	% % % % % % %	Oct. 31 (ratios as of Apr. 30, 2013)

I.	ADVISORY FEES CHARGED TO INSTITUTIONAL AND OTHER CLIENTS

The advisory fees charged to investment companies which the Adviser manages and sponsors are normally higher than those charged to similar sized institutional accounts, including pension plans and sub-advised investment companies. The fee differential reflects, among other things, different services provided to such clients, and different liabilities assumed. Services provided by the Adviser to the Fund that are not provided to non-investment company clients and sub-advised investment companies include providing office space and personnel to serve as Fund Officers, who among other responsibilities make the certifications required under the Sarbanes–Oxley Act of 2002, and coordinating with and monitoring the Fund’s third party service providers such as Fund counsel, auditors, custodians, transfer agents and pricing services. The accounting, administrative, legal and compliance requirements for the Fund are more costly than those for institutional assets due to the greater complexities and time required for investment companies, although as previously noted, the Adviser is reimbursed for providing such services. Also, retail mutual funds managed by the Adviser are widely held. Servicing the Fund’s investors is more time consuming and labor intensive compared to institutional clients since the Adviser needs to communicate with a more extensive network of financial intermediaries and shareholders. The Adviser also believes that it incurs substantial entrepreneurial risk when offering a new mutual fund since establishing a new mutual fund requires a large upfront investment and it may take a long time for the fund to achieve profitability since the fund must be priced to scale from inception in order to be competitive and assets are acquired one account at a time. In addition, managing the cash flow of an investment company may be more difficult than managing that of a stable pool of assets, such as an institutional account with little cash movement in either direction, particularly, if a fund is in net redemption and the Adviser is frequently forced to sell securities to raise cash for redemptions. However, managing a fund with positive cash flow may be easier at

6	Semi-annual total expense ratios are unaudited.

7	Annualized.

8	The Fund’s expense ratios shown exclude interest expense of 0.01% for all share classes except for Class C shares which is less than 0.01%.

ALLIANCEBERNSTEIN HIGH INCOME FUND •	141

times than managing a stable pool of assets. Finally, in recent years, investment advisers have been sued by institutional clients and have suffered reputational damage both by the attendant publicity and outcomes other than complete victories. Accordingly, the legal and reputational risks associated with institutional accounts are greater than previously thought, although still not equal to those related to the mutual fund industry.

Notwithstanding the Adviser’s view that managing an investment company is not comparable to managing other institutional accounts because the services provided are different, the Supreme Court has indicated consideration should be given to the advisory fees charged to institutional accounts with a similar investment style as the Fund.9 In addition to the AllianceBernstein Institutional fee schedule, set forth below is what would have been the effective advisory fee of the Fund had the AllianceBernstein Institutional fee schedule been applicable to the Fund versus the Fund’s advisory fee based on September 30, 2013 net assets.10

Fund	Net Assets 9/30/13 ($MM)	AllianceBernstein Institutional Fee Schedule	Effective AB Inst. Adv. Fee (%)	Fund Advisory Fee (%)
High Income Fund, Inc.	$5,735.9	Global High Income 0.55% on 1st $50 million 0.35% on the balance Minimum Account Size: $100 m	0.352%	0.465%

The Adviser also manages and sponsors retail mutual funds, which are organized in jurisdictions outside the United States, generally Luxembourg and Japan, and sold to non-United States resident investors. The Adviser charges the following fee for Global High Yield, a Luxembourg fund, which has a somewhat similar investment style as the Fund:

Fund	Luxembourg Fund	Fee[11]
High Income Fund, Inc.	Global High Yield Class A	1.70% on 1st $5 billion
1.50% on the balance

	Class I (Institutional)	1.15% on 1st $5 billion 0.95% on the balance

9	The Supreme Court stated that “courts may give such comparisons the weight that they merit in light of the similarities and differences between the services that the clients in question require, but the courts must be wary of inapt comparisons.” Among the significant differences the Supreme Court noted that may exist between services provided to mutual funds and institutional accounts are “higher marketing costs.” Jones v. Harris at 1428.
10	The Adviser has indicated that with respect to institutional accounts with assets greater than $300 million, it will negotiate a fee schedule. Discounts that are negotiated vary based upon each client relationship.

11	Class A shares of the Luxembourg fund are charged an “all-in” fee, which covers investment advisory and distribution related services.

142	• ALLIANCEBERNSTEIN HIGH INCOME FUND

The AllianceBernstein Investment Trust Management mutual funds (“ITM”), which are offered to investors in Japan, have an “all-in” fee to compensate the Adviser for investment advisory as well as fund accounting and administrative related services. The fee schedule of the ITM mutual fund that has a somewhat similar investment style as the Fund is as follows:

Fund	ITM Mutual Fund	Fee
High Income Fund, Inc.	Global High Income Open A/B (Hedged/Unhedged)	0.70% on the 1st ¥30 billion 0.60% on next ¥20 billion 0.50% on next ¥450 billion 0.45% on the balance

The Adviser represented that it does not provide any sub-advisory investment services to other investment companies that have a substantially similar investment style as the Fund.

II.	MANAGEMENT FEES CHARGED BY OTHER MUTUAL FUND COMPANIES FOR LIKE SERVICES.

Lipper, Inc. (“Lipper”), an analytical service that is not affiliated with the Adviser, compared the fees charged to the Fund with fees charged to other investment companies for similar services offered by other investment advisers.12 Lipper’s analysis included the comparison of the Fund’s contractual management fee, estimated at the approximate current asset level of the Fund, to the median of the Fund’s Lipper Expense Group (“EG”)13 and the Fund’s contractual management fee ranking.14

Lipper describes an EG as a representative sample of comparable funds. Lipper’s standard methodology for screening funds to be included in an EG entails the consideration of several fund criteria, including fund type, investment classification/objective, load type and similar 12b-1/non-12b-1 service fees, asset (size) comparability, expense components and attributes. An EG will typically consist of seven to twenty funds.

12	The Supreme Court cautioned against accepting mutual fund fee comparisons without careful scrutiny since “these comparisons are problematic because these fees, like those challenged, may not be the product of negotiations conducted at arm’s length.” Jones v. Harris at 1429.

13	Lipper does not consider average account size when constructing EGs. Funds with relatively small average account sizes tend to have higher transfer agent expense ratio than comparable sized funds that have relatively large average account sizes. There are limitations to Lipper expense category data because different funds categorize expenses differently.

14	The contractual management fee is calculated by Lipper using the Fund’s contractual management fee rate at a hypothetical asset level. The hypothetical asset level is based on the combined net assets of all classes of the Fund, rounded up to the next $25 million. Lipper’s total expense ratio information is based on the most recent annual report except as otherwise noted. A ranking of “1” would mean that Fund had the lowest effective fee rate in the Lipper peer group.

ALLIANCEBERNSTEIN HIGH INCOME FUND •	143

Fund	Contractual Management Fee (%)[15]	Lipper Exp. Group Median (%)	Lipper Group Rank
High Income Fund, Inc.	0.464	0.538	4/18

Lipper also compared the Fund’s total expense ratio to the medians of the Fund’s EG and Lipper Expense Universe (“EU”). The EU is a broader group compared to the EG, consisting of all funds that have the same investment classifications/objective and load type as the subject Fund.

Fund	Total Expense Ratio (%)[16]	Lipper Exp. Group Median (%)	Lipper Group Rank	Lipper Exp. Universe Median (%)	Lipper Universe Rank
High Income Fund, Inc.	0.902	0.949	5/18	1.063	10/79

Based on this analysis, the Fund has a more favorable ranking on a contractual management fee basis than on a total expense ratio basis.

III.	COSTS TO THE ADVISER AND ITS AFFILIATES OF SUPPLYING SERVICES PURSUANT TO THE MANAGEMENT FEE ARRANGEMENT, EXCLUDING ANY INTRA-CORPORATE PROFIT.

The Adviser utilizes two profitability reporting systems, which operate independently but are aligned with each other, to estimate the Adviser’s profitability in connection with investment advisory services provided to the Fund. The Senior Officer has retained a consultant to provide independent advice regarding the alignment of the two profitability systems as well as the methodologies and allocations utilized by both profitability systems. See Section IV for additional discussion.

IV.	PROFIT MARGINS OF THE ADVISER AND ITS AFFILIATES FOR SUPPLYING SUCH SERVICES.

The Fund’s profitability information, prepared by the Adviser for the Board of Directors, was reviewed by the Senior Officer and the consultant. The Adviser’s profitability from providing investment advisory services to the Fund decreased during calendar year 2012, relative to 2011.

In addition to the Adviser’s direct profits from managing the Fund, certain of the Adviser’s affiliates have business relationships with the Fund and may earn a profit from providing other services to the Fund. The courts have referred to this

15	The contractual management fee does not reflect any expense reimbursements made by the Fund to the Adviser for certain clerical, legal, accounting, administrative, and other services. In addition, the contractual management fee does not reflect any advisory fee waivers or expense reimbursements made by the Adviser that would effectively reduce the actual effective management fee.

16	Most recently completed fiscal year Class A share total expense ratio.

144	• ALLIANCEBERNSTEIN HIGH INCOME FUND

type of business opportunity as “fall-out benefits” to the Adviser and indicated that such benefits should be factored into the evaluation of the total relationship between the Fund and the Adviser. Neither case law nor common business practice precludes the Adviser’s affiliates from earning a reasonable profit on this type of relationship provided the affiliates’ charges and services are competitive and the relationship otherwise complies with the 40 Act restrictions. These affiliates provide transfer agent and distribution services to the Fund and receive transfer agent fees, Rule 12b-1 payments, front-end sales loads and contingent deferred sales charges (“CDSC”).

AllianceBernstein Investments, Inc. (“ABI”), an affiliate of the Adviser, is the Fund’s principal underwriter. ABI and the Adviser have disclosed in the Fund’s prospectus that they may make revenue sharing payments from their own resources, in addition to resources derived from sales loads and Rule 12b-1 fees, to firms that sell shares of the Fund. In 2012, ABI paid approximately 0.05% of the average monthly assets of the AllianceBernstein Mutual Funds or approximately $19.0 million for distribution services and educational support (revenue sharing payments).

During the Fund’s most recently completed fiscal year, ABI received from the Fund $556,490 $16,061,501 and $219,849 in front-end sales charges, Rule 12b-1 and CDSC fees, respectively.

Fees and reimbursements for out of pocket expenses charged by AllianceBernstein Investor Services, Inc. (“ABIS”), the affiliated transfer agent for the Fund, are based on the level of the network account and the class of shares held by the account. ABIS also receives a fee per shareholder sub-account for each account maintained by an intermediary on an omnibus basis. ABIS received $1,197,916 in fees from the Fund during the Fund’s most recently completed fiscal year:

V.	POSSIBLE ECONOMIES OF SCALE

The Adviser has indicated that economies of scale are being shared with shareholders through pricing to scale, breakpoints, fee reductions/waivers and enhancement to services.

In May 2012, an independent consultant, retained by the Senior Officer, provided the Board of Directors information on the Adviser’s firm-wide average costs from 2005 through 2011 and the potential economies of scale. The independent consultant noted that from 2005 through 2007 the Adviser experienced significant growth in assets under management (“AUM”). During this period, operating expenses increased, in part to keep up with growth, and in part reflecting market returns. However, from 2008 through the first quarter of 2009, AUM rapidly and significantly decreased due to declines in market value and client withdrawals. When AUM rapidly decreased, some operating expenses

ALLIANCEBERNSTEIN HIGH INCOME FUND •	145

categories, including base compensation and office space, adjusted more slowly during this period, resulting in an increase in average costs. Since 2009, AUM has experienced less significant changes. The independent consultant noted that changes in operating expenses reflect changes in business composition and business practices in response to changes in financial markets. Finally, the independent consultant concluded that the increase in average cost and the decline in net operating margin across the Adviser since late 2008 are inconsistent with the view that there are currently reductions in average costs due to economies of scale that can be shared with the AllianceBernstein Mutual Funds managed by the Adviser through lower fees.

Previously, in February 2008, the independent consultant provided the Board of Directors an update of the Deli17 study on advisory fees and various fund characteristics.18 The independent consultant first reiterated the results of his previous two dimensional comparison analysis (fund size and family size) with the Board of Directors.19 The independent consultant then discussed the results of the regression model that was utilized to study the effects of various factors on advisory fees. The regression model output indicated that the bulk of the variation in fees predicted were explained by various factors, but substantially by fund AUM, family AUM, index fund indicator and investment style. The independent consultant also compared the advisory fees of the AllianceBernstein Mutual Funds to similar funds managed by 19 other large asset managers, regardless of the fund size and each Adviser’s proportion of mutual fund assets to non-mutual fund assets.

VI.	NATURE AND QUALITY OF THE ADVISER’S SERVICES, INCLUDING THE PERFORMANCE OF THE FUND

With assets under management of approximately $445 billion as of September 30, 2013, the Adviser has the investment experience to manage and provide non-investment services (described in Section I) to the Fund.

17	The Deli study, originally published in 2002 based on 1997 data and updated for the February 2008 Presentation, may be of diminished value due to the age of the data used in the presentation and the changes experienced in the industry over the last four years.

18	As mentioned previously, the Supreme Court cautioned against accepting mutual fund fee comparisons without careful scrutiny since the fees may not be the product of negotiations conducted at arm’s length. See Jones v. Harris at 1429.

19	The two dimensional analysis showed patterns of lower advisory fees for funds with larger asset sizes and funds from larger family sizes compared to funds with smaller asset sizes and funds from smaller family sizes, which according to the independent consultant is indicative of a sharing of economies of scale and scope. However, in less liquid and active markets, such is not the case, as the empirical analysis showed potential for diseconomies of scale in those markets. The empirical analysis also showed diminishing economies of scale and scope as funds surpassed a certain high level of assets.

146	• ALLIANCEBERNSTEIN HIGH INCOME FUND

The information prepared by Lipper shows the 1, 3, 5 and 10 year performance returns and rankings20 of the Fund relative to its Lipper Performance Group (“PG”) and Lipper Performance Universe (“PU”)21 for the periods ended July 31, 2013.22

	Fund Return (%)	PG Median (%)	PU Median (%)	PG Rank	PU Rank
High Income Fund, Inc.
1 year	11.15	9.47	9.13	5/18	19/97
3 year	9.97	9.59	9.03	7/18	20/83
5 year	12.09	10.06	9.55	2/16	4/75
10 year	11.25	8.60	8.09	1/16	1/58

Set forth below are the 1, 3, 5 and 10 year and since inception performance returns of the Fund (in bold)23 versus its benchmarks.24 Fund and benchmark volatility and reward-to-variability ratio (“Sharpe Ratio”) information is also shown. 25

20	The performance returns and rankings of the Fund are for the Fund’s Class A shares. The performance returns of the Fund were provided by Lipper.

21	The Fund’s PG is identical to the Fund’s EG. The Fund’s PU is not identical to the Fund’s EU as the criteria for including/excluding a fund from a PU is somewhat different from that of an EU.

22	The current Lipper investment classification/objective dictates the PG and PU throughout the life of the Fund even if a Fund had a different investment classification/objective at a different point in time.

23	The performance returns and risk measures shown in the table are for the Class A shares of the Fund.

24	The Adviser provided Fund and benchmark performance return information for periods through July 31, 2013.

25	Fund and benchmark volatility and Sharpe Ratio information was obtained through Lipper LANA, a database maintained by Lipper. Volatility is a statistical measure of the tendency of a market price or yield to vary over time. A Sharpe Ratio is a risk adjusted measure of return that divides a fund’s return in excess of the riskless return by the fund’s standard deviation. A fund with a greater volatility would be viewed as more risky than a fund with equivalent performance but lower volatility; for that reason, a greater return would be demanded for the more risky fund. A fund with a higher Sharpe Ratio would be viewed as better performing than a fund with a lower Sharpe Ratio.

ALLIANCEBERNSTEIN HIGH INCOME FUND •	147

	Periods Ending July 31, 2013
	Annualized Performance
	1 Year (%)	3 Year (%)	5 Year (%)	10 Year (%)	Since Inception (%)	Volatility (%)	Sharpe (%)	Risk Period (Year)
High Income Fund, Inc.	11.16	9.97	12.10	11.25	11.50	11.05	0.86	10
33% JP Morgan EMBI Index / 33% JP Morgan GBI EM / 33% Barclays Capital High Yield 2% Constrained Index	2.87	7.04	8.01	9.19	N/A	9.44	0.80	10
JP Morgan EMBI Global Index	-1.73	6.75	8.59	9.35	10.39	N/A	N/A	N/A
JP Morgan GBI EM	0.93	3.92	3.35	8.58	N/A	N/A	N/A	N/A
Barclays Capital High Yield 2% Constrained Index	9.49	10.11	11.70	9.22	7.75	N/A	N/A	N/A
Inception Date: February 25, 1994

CONCLUSION:

Based on the factors discussed above the Senior Officer’s conclusion is that the proposed advisory fee for the Fund is reasonable and within the range of what would have been negotiated at arm’s length in light of all the surrounding circumstances. This conclusion in respect of the Fund is based on an evaluation of all of these factors and no single factor was dispositive.

Dated: December 5, 2013

148	• ALLIANCEBERNSTEIN HIGH INCOME FUND

THIS PAGE IS NOT PART OF THE SHAREHOLDER REPORT OR THE FINANCIAL STATEMENTS

ALLIANCEBERNSTEIN FAMILY OF FUNDS

US Equity

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Select US Equity Portfolio

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Fixed Income (continued)

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Select US Long/Short Portfolio

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Closed-End Funds

Alliance California Municipal Income Fund

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We also offer Exchange Reserves, which serves as the money market fund exchange vehicle for the AllianceBernstein mutual funds. An investment in Exchange Reserves is not a deposit in a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. Although the Fund seeks to preserve the value of your investment at $1.00 per share, it is possible to lose money by investing in the Fund.

Investors should consider the investment objectives, risks, charges and expenses of the Fund carefully before investing. For copies of our prospectus or summary prospectus, which contain this and other information, visit us online at www.alliancebernstein.com or contact your AllianceBernstein investments representative. Please read the prospectus and/or summary prospectus carefully before investing.

ALLIANCEBERNSTEIN HIGH INCOME FUND •	149

AllianceBernstein Family of Funds

NOTES

150	• ALLIANCEBERNSTEIN HIGH INCOME FUND

NOTES

ALLIANCEBERNSTEIN HIGH INCOME FUND •	151

NOTES

152	• ALLIANCEBERNSTEIN HIGH INCOME FUND

ALLIANCEBERNSTEIN HIGH INCOME FUND

1345 Avenue of the Americas

New York, NY 10105

800.221.5672

HI-0151-1013

ITEM 2. CODE OF ETHICS.

(a) The registrant has adopted a code of ethics that applies to its principal executive officer, principal financial officer and principal accounting officer. A copy of the registrant’s code of ethics is filed herewith as Exhibit 12(a)(1).

(b) During the period covered by this report, no material amendments were made to the provisions of the code of ethics adopted in 2(a) above.

(c) During the period covered by this report, no implicit or explicit waivers to the provisions of the code of ethics adopted in 2(a) above were granted.

ITEM 3. AUDIT COMMITTEE FINANCIAL EXPERT.

The registrant’s Board of Directors has determined that independent directors Garry L. Moody and William H. Foulk, Jr. qualify as audit committee financial experts.

ITEM 4. PRINCIPAL ACCOUNTANT FEES AND SERVICES.

(a) - (c) The following table sets forth the aggregate fees billed by the independent registered public accounting firm Ernst & Young LLP, for the Fund’s last two fiscal years for professional services rendered for: (i) the audit of the Fund’s annual financial statements included in the Fund’s annual report to stockholders; (ii) assurance and related services that are reasonably related to the performance of the audit of the Fund’s financial statements and are not reported under (i), which include advice and education related to accounting and auditing issues and quarterly press release review (for those Funds which issue press releases), and preferred stock maintenance testing (for those Funds that issue preferred stock); and (iii) tax compliance, tax advice and tax return preparation.

		Audit Fees	Audit-Related Fees	Tax Fees
AB High Income	2012	$68,000	$326	$18,795
	2013	$68,000	$—	$19,639

(d) Not applicable.

(e) (1) Beginning with audit and non-audit service contracts entered into on or after May 6, 2003, the Fund’s Audit Committee policies and procedures require the pre-approval of all audit and non-audit services provided to the Fund by the Fund’s independent registered public accounting firm. The Fund’s Audit Committee policies and procedures also require pre-approval of all audit and non-audit services provided to the Adviser and Service Affiliates to the extent that these services are directly related to the operations or financial reporting of the Fund.

(e) (2) All of the amounts for Audit Fees, Audit-Related Fees and Tax Fees in the table under Item 4 (a) – (c) are for services pre-approved by the Fund’s Audit Committee.

(f) Not applicable.

(g) The following table sets forth the aggregate non-audit services provided to the Fund, the Fund’s Adviser and entities that control, are controlled by or under common control with the Adviser that provide ongoing services to the Fund:

		All Fees for Non-Audit Services Provided to the Portfolio, the Adviser and Service Affiliates	Total Amount of Foregoing Column Pre-approved by the Audit Committee (Portion Comprised of Audit Related Fees) (Portion Comprised of Tax Fees)
AB High Income	2012	$717,887	$19,121
			$(326)
			$(18,795)
	2013	$341,150	$19,639
			$—
			$(19,639)

(h) The Audit Committee of the Fund has considered whether the provision of any non-audit services not pre-approved by the Audit Committee provided by the Fund’s independent registered public accounting firm to the Adviser and Service Affiliates is compatible with maintaining the auditor’s independence.

ITEM 5. AUDIT COMMITTEE OF LISTED REGISTRANTS.

Not applicable to the registrant.

ITEM 6. SCHEDULE OF INVESTMENTS.

Please see Schedule of Investments contained in the Report to Shareholders included under Item 1 of this Form N-CSR.

ITEM 7. DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable to the registrant.

ITEM 8. PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable to the registrant.

ITEM 9. PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANY AND AFFILIATED PURCHASERS.

Not applicable to the registrant.

ITEM 10. SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS.

There have been no material changes to the procedures by which shareholders may recommend nominees to the Fund’s Board of Directors since the Fund last provided disclosure in response to this item.

ITEM 11. CONTROLS AND PROCEDURES.

(a) The registrant’s principal executive officer and principal financial officer have concluded that the registrant’s disclosure controls and procedures (as defined in Rule 30a-3 (c) under the Investment Company Act of 1940, as amended) are effective at the reasonable assurance level based on their evaluation of these controls and procedures as of a date within 90 days of the filing date of this document.

(b) There were no changes in the registrant’s internal controls over financial reporting that occurred during the second fiscal quarter of the period that has materially affected, or is reasonably likely to materially affect, the registrant’s internal control over financial reporting.

ITEM 12. EXHIBITS.

The following exhibits are attached to this Form N-CSR:

EXHIBIT NO.	DESCRIPTION OF EXHIBIT

12(a)(1)	Code of Ethics that is subject to the disclosure of Item 2 hereof

12(b)(1)	Certification of Principal Executive Officer Pursuant to Section 302 of the Sarbanes-Oxley Act of 2002

12(b)(2)	Certification of Principal Financial Officer Pursuant to Section 302 of the Sarbanes-Oxley Act of 2002

12(c)	Certification of Principal Executive Officer and Principal Financial Officer Pursuant to Section 906 of the Sarbanes-Oxley Act of 2002

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant): AllianceBernstein High Income Fund, Inc.

By:	/s/ Robert M. Keith
Robert M. Keith
President

Date: December 23, 2013

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:	/s/ Robert M. Keith
Robert M. Keith
President

Date: December 23, 2013

By:	/s/ Joseph J. Mantineo
Joseph J. Mantineo
Treasurer and Chief Financial Officer

Date: December 23, 2013